UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Kelly Whetstone, Esq.

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bryan Chegwidden, Esq.

Ropes & Gray, LLP

1211 Avenue of the Americas

New York, NY 10036-8704

(Name and addresses of agent for service)

Registrant’s telephone number, including area code: (703) 907-5953

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2016

Our Funds

Daily Income Fund (HDIXX)

Short-Term Government Securities Fund (HOSGX)

Short-Term Bond Fund (HOSBX)

Stock Index Fund (HSTIX)

Value Fund (HOVLX)

Growth Fund (HNASX)

Small-Company Stock Fund (HSCSX)

International Equity Fund (HISIX)

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s). The views expressed are those of the portfolio manager(s) on July 15, 2016, for each fund as of June 30, 2016. Since that date, those views might have changed. The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trend and governmental regulations on the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

Past performance does not guarantee future results.

Investments in fixed-income funds are subject to interest rate, credit and inflation risk. Equity funds, in general, are subject to style risk, which is the risk that returns on stocks within the style category in which a fund invests will trail returns of stocks representing other style categories or the market overall.

Homestead Funds

2016 Semi-Annual Report

August 3, 2016

Dear Shareholders:

So far in 2016 we’ve seen a continuation of the previous year’s volatile investment markets.

Global economic growth remains muted, though the U.S. is leading the world in stability these days. Oil prices are still low by historical standards, but they have trended up a bit from their levels earlier in the year. The labor market has been showing signs of strength, with the exception of an unexpectedly weak new jobs report in May (June numbers bounced back).

The Federal Reserve’s policy-making committee remains committed to a path of interest rate normalization but has stayed its hand so far in 2016. The Fed’s last move was a 25 basis point increase in its target for the federal funds rate announced at year-end 2015—the first increase since 2006.

Stocks in the U.S. exhibited a high level of volatility in the first half, thanks in part to the U.K.’s June referendum vote to leave the European Union, known as “Brexit.” Still, most broad market indices managed to eke out a gain for the six months, extending the long running bull market in stocks. Bond yields declined, with 10-year U.S. Treasuries setting a new record low in the second quarter. Negative rate policy outside the U.S. is a factor, and the ever-lengthening timeline for higher rates here at home is putting downward pressure on yields.

Anxieties are high, but many broad measures of health in the U.S. economy are actually very good. U.S. economic growth continues to be modest, in the 1-2% range annually, but reassuringly stable. After a slow start to the year, consumer spending jumped in April and May. The job market is in relatively good shape and strength in the labor market is flowing through to wages and salaries.

As you’ll see in the portfolio manager commentaries that follow, those at the helm of our actively managed funds focus on fundamentals. While cognizant of the macroeconomic factors and no less able to tune out the “what ifs” of an election year than anyone else, it doesn’t change the process of identifying an attractive opportunity or having the courage of our convictions in making investments. In fact, volatility can present an opportunity to establish or add to positions at attractive valuations.

While it can be hard for our shareholders to resist the temptation to make a move when the markets are bouncing around, market timing can have catastrophic consequences. Even those lucky enough to miss a decline may not get back in in time to participate in a rally, and that growth potential is exactly the reason to hold more volatile assets.

So, if you have a diversified portfolio that is appropriate for your time horizons and risk tolerance, let reason and not emotion be your guide. Our client services team would be pleased to talk with you about your accounts and share our views of the risks and opportunities ahead. Give us a call at 800-258-3030.

Sincerely,

Stephen Kaszynski, CFA

Director, President and CEO

Homestead Funds and RE Advisers

Stephen Kaszynski, CFA

Director, President and CEO

Diversification does not ensure a profit or protect against loss. It is a method used to help manage investment risk.

Daily Income Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Performance

The Daily Income Fund earned an annualized return of 0.01 percent for the first half of 2016. The seven-day current annualized yield was 0.01 percent on June 30, 2016, unchanged from the end of 2015. Interest income for the fund is netted against operating expenses. With interest income at historic lows, RE Advisers continued to waive fees and/or reimburse expenses to assist the fund in maintaining a positive yield during the reporting period. With the Federal Reserve (the Fed) maintaining a federal funds rate band between 0.25 percent and 0.50 percent, the Daily Income Fund continued to earn very little interest income.

Market Conditions

The U.S. economy continued to improve in 2016, albeit with choppy results. After an unexpectedly soft 1.1 percent rise in gross domestic product (GDP) in the first quarter of 2016, the general consensus among economists at this time is that GDP rose at an annual rate of approximately 2.6 percent in the second quarter of 2016. Warmer winter weather helped prevent more sluggish economic activity, as was the case in the first quarters of both 2014 and 2015. However, Fed forecasts still indicate only a relatively modest 2.0 percent gain in GDP for the second half of 2016.

Although the Fed’s analysis of the data suggests moderate overall economic expansion, specific issues remain. On the positive side, there has been growth in household spending and the housing sector continues to improve. Also, several labor market measurements indicated continued improvement during the first half of the year (e.g., initial jobless claims remained below 300,000, a threshold considered a sign of a healthy labor market; the four-week moving average of continuing unemployment claims continued to trend lower; and the unemployment rate declined to 4.9 percent from 5.0 percent during the six-months ended June 30, 2016). However, wage gains were relatively tepid at approximately 2.5 percent during the period, due largely to low growth in labor productivity. An improvement in productivity will be essential to economic growth in general and wage gains in particular, in our view. In addition, business fixed investment and net exports remained relatively soft during the reporting period. Inflation remained below the long-term objective of 2 percent set by the Federal Open Market Committee (FOMC, the Fed’s policymaking body). This partly reflects declines in prices of both energy and non-energy imports. However, as the labor market strengthens, the Fed thinks inflation will rise to 2 percent in the medium term.

After the FOMC revised its target for the federal funds rate to between 0.25 percent and 0.50 percent in December 2015, many anticipated several rate hikes in 2016 as interest rates were normalized. However, lackluster international economic growth, a negative interest rate environment in many important economies and the political instability created by the U.K.’s Brexit vote to leave the E.U. have created a flight to quality assets, such as U.S. Treasuries, which has depressed yields on those securities.

Outlook

Assuming moderate growth in the U.S. economy, continued improvement in labor markets, stability in financial markets and an absence of events that upset global political stability, we believe the later part of 2016 may see the continued normalization of interest rates. However, the timing and size of interest rate increases will remain very much dependent upon the data the FOMC analyzes and the economic environment at the time. Investors in money market funds, such as the Daily Income Fund, should see a higher level of interest income once the Fed allows short-term rates to rise.

In closing, we’d like to update you on the progress made on converting the Daily Income Fund to a government money market fund. As noted in previous reports, the Homestead Funds’ board of directors approved the conversion of the fund on June 17, 2015. Since then, commercial paper and corporate bonds have slowly been converted into U.S. government securities. As of June 30, 2016, the percentage of commercial paper and corporate bonds within the portfolio was 12 percent, down from 45 percent at December 31, 2015. This conversion process will continue in an orderly manner until the fund, on or before October 14, 2016, changes its principal investment strategy to investing at least 99.5 percent of its total assets in cash, U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities.

2	Performance Evaluation

Investment Advisor: RE Advisers

Marc Johnston, CFP, ChFC, CAIA Money Market Portfolio Manager BA, General Arts, Villanova University; MBA, Northeastern University

Daily Income Fund

Average Annual Total Returns (periods ended 06/30/16)

	1 YR %	5 YR %	10 YR %
Daily Income Fund	0.01	0.01	0.94

Yield
Annualized 7-day current yield quoted 6/30/16	0.01%

Security Diversification

	% of Total Investments
	as of 12/31/15	as of 06/30/16
Government-guaranteed agencies	27.1	51.7
U.S. Treasuries	18.3	19.8
Commercial paper	43.5	11.5
Corporate bonds	1.5	0.7
Short-term and other assets	9.6	16.3
Total	100.0%	100.0%

Maturity

	as of 12/31/15	as of 06/30/16
Average Weighted Maturity	44 days	48 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment may be worth more or less than its original cost. You could lose money by investing in the Daily Income Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Performance Evaluation	3

Short-Term Government Securities

and Short-Term Bond Funds

Performance Evaluation  |  Prepared by the Funds’ Investment Advisor, RE Advisers Corporation

Fund Performance

The Short-Term Government Securities Fund had a total return of 1.54 percent in the first half of 2016, trailing its benchmark return of 2.39 percent. While all of the fund’s sectors generated positive returns, the corporate sector was the standout performer. Various issues guaranteed by the Export-Import Bank benefited from robust demand for government guaranteed paper and the longer maturities within this space benefitted from sharply lower yields and a flatter curve, two variables that hurt overall fund performance relative to the benchmark. Cash was the fund’s weakest performing sector on an absolute basis.

Positions were added in the corporate sector utilizing Federal Deposit Insurance Corporation-guaranteed certificates of deposit and Export-Import Bank guaranteed issues, in the mortgage-backed sector utilizing an issue guaranteed by the National Credit Union Administration and in the government sector utilizing U.S. Treasuries and issues from the Overseas Private Investment Corporation and the Agency for International Development.

The Short-Term Bond Fund had a total return of 1.73 percent in the first half of 2016, trailing its benchmark return of 2.61 percent. All of the fund’s sectors, with the exception of mortgage-backed securities, generated positive returns for the period with the strongest sectors being municipal bonds and Yankee bonds.

Positions were added in all of the fund’s sectors with the exception of mortgage-backed securities. New investments were concentrated in the energy sector, banks, utilities and asset-backed securities, with a continued emphasis on auto lending and student loans.

Both funds underperformed their respective benchmarks as a result of their shorter durations, given the fact that two-year Treasury yields fell 47 basis points while five-year Treasury yields fell 76 basis points.

Market Conditions

After the Fed’s December 2015 interest rate hike, bond market participants braced themselves for additional rate hikes in 2016 given the prevailing view of the Federal Open Market Committee (FOMC, the Fed’s policymaking body) that three or four rate hikes might be appropriate in 2016. While most bond investors were not convinced that multiple hikes in the federal funds rate were likely, directionally it was clear which way short-term rates were going. Instead of that trend continuing, the market was bombarded by various negatives: crude oil’s collapse and resultant spike in spreads of commodity-related credits, disinflationary trends and quantitative easing in the Eurozone (which has resulted in negative interest rates as a policy tool), continuing concerns about slowing Chinese growth and lack of growth in Japan, slower domestic payroll growth in spite of a falling unemployment rate and, as if that wasn’t enough, Brexit becoming a reality near the end of June. The U.K.’s referendum vote to leave the E.U. prompted even more economic concerns and a virtual stampede for safe assets that sent German 10-year bond yields into negative yield territory and U.S. Treasury 10-year bond yields to a new secular low in early July.

West Texas crude oil averaged $43 per barrel in the first half of 2016 as compared to $61 in 2015’s first half. Nonetheless, the markets were spooked by the drop to the low $30s in late January. This rocked energy stocks and bonds as well as the overall stock market, which reached its low in early February as measured by the Standard & Poor’s (S&P) 500 Index (S&P 500). The European Central Bank (ECB) expanded its easy monetary policy with the introduction of a corporate asset buying program in addition to its government bond buying program, originally launched in March of 2015. ECB Chief Mario Draghi continues his program of doing whatever it takes to drive inflation skyward and get investors to take on riskier assets. Meanwhile Chinese gross domestic product (GDP) rose 6.7 percent for the year-ended June 30, 2016, as compared to 7.0 percent for the prior year-end period. Investors have been concerned over China’s makeover from an industrial powerhouse to a consumer-led economy. Japan’s debt load represents more than half of the world’s bonds that have negative yields, and concerns over economic growth have reportedly prompted Prime Minister Abe and his advisors to consider introducing “helicopter money,” i.e., direct injections of cash into individual and/or business accounts. Even though the U.S. unemployment rate fell from 5.3 percent at year-end 2015 to 4.9 percent in June, non-farm payroll gains averaged 172,000 during the first half of 2016. The month of May registered a paltry 11,000, as compared with an average of 220,000 in 2015’s first half. While the U.K.’s decision to leave the E.U. shocked investors and initially led to a sharp equity markets sell-off and a widening of credit spreads, the reaction was short-term in nature and markets quickly recovered. In our view, the remaining issues are that already anemic growth prospects have become even more uncertain, and longer-term, perhaps other E.U. countries will look to exit (the usual suspects include Greece, Spain and Italy).

Domestic GDP’s growth rate remained at 2.1 percent for the year-end March 31, 2016, which is the same rate registered six months earlier. Along with the drop in the unemployment rate mentioned earlier, the broader U-6 unemployment rate fell to 9.6 percent from 9.9 percent at year-end 2015 with wage gains holding steady at 2.6 percent year over year. Slowing employment gains without much of an improvement in the labor force participation rate, which at 62.7 percent is barely above the 20-year low of 62.4 percent registered last September, suggests dwindling job prospects. On the other side of the

4	Performance Evaluation

Performance Evaluation  |  Prepared by the Funds’ Investment Advisor, RE Advisers Corporation (Continued)

ledger, however, is the Job Opening and Labor Turnover Survey (JOLTS), which tracks job openings in the economy. For the first half of 2016, there was an average of 5.48 million unfilled jobs compared with 4.97 million in the first half of last year, which suggests that a lack of certain skill sets and/or a desire to work are the real culprits. The Consumer Price Index (CPI) rose 1.0 percent for the year-end June 30, 2016, as compared with 0.1 percent for the year-earlier period, while core CPI (excludes food and energy) rose 2.3 percent versus 1.8 percent one year earlier.

The Institute for Supply Management (ISM) Manufacturing Index averaged 50.8 in 2016’s first half, compared with 52.9 in 2015’s first half. The weakness in 2016 was most pronounced in January and February with the index below 50.0, yet the index bounced back to 53.2 in June. Industrial production has weakened as evidenced by a decline of 0.7 percent for the 12 months ended June 30, 2016, as compared with a decline of 0.2 percent in the previous 12-month period. Total retail sales for the year-end June 30, 2016 rose 2.7 percent as compared with 2.1 percent one year ago. Housing starts have improved to 1.16 million units for the 12 months ended May 31, 2016, compared with 1.03 million one year earlier, while existing home sales averaged 5.34 million, versus 5.07 million over the same time period. U.S. auto sales averaged 17.1 million units so far in 2016, compared to 16.9 million in last year’s first half. The University of Michigan Consumer Sentiment Index averaged 92.0 in 2016’s first half compared with 94.9 one year before.

The FOMC has maintained its target range for the federal funds rate of 0.25 to 0.50 percent at each of its four meetings in 2016. With the release of the June 15, 2016 FOMC meeting minutes, it is clear that although progress continued to be made toward reaching the Fed’s 2 percent inflation goal, along with further gains in employment, doubts were creeping into the FOMC’s mindset revolving around overseas developments and an apparent weakening of labor market conditions. Fed rhetoric prior to the May employment report suggested that June or July would likely see a 25 basis point hike in the funds rate, but that report—originally 38,000 new jobs, and then revised with the June employment report to only 11,000 new jobs—lowered rate hike probabilities virtually to zero with the Brexit vote a week later sealing the deal.

Outlook

Brexit put the “nail in the coffin” as far as Fed tightening goes in 2016. While the Fed has claimed all along that rate hikes would be data dependent, it’s clear that very little in the way of weak economic data will upset its time table and cause it to pause on its journey to interest rate normalization. As of the end of June, the probability of no rate hikes in 2017 was being priced into federal funds futures.

As this is being written, however, futures are signaling a rate hike in the spring of 2017. June employment growth surged, the S&P 500 has hit new all-time record highs and multiple FOMC members are once again suggesting that short-term rate hikes might be needed in 2016. While the most recent Fed “dot plot” has the long-term fed funds rate at 3.0 percent, which is down from 3.75 percent one year ago, the market gives almost no credibility to these projections. Lower rates for a longer time period is the market’s expectation.

Given tight credit spreads and low rates, we anticipate keeping the funds’ durations well below their respective benchmarks, reasoning that yields could be very susceptible to a backup should the economy and/or the Fed deliver a surprise. Even without a surprise, rates seem unlikely to move significantly lower in the absence of a Fed interest-rate cut.

Performance Evaluation	5

Investment Advisor: RE Advisers

Mauricio Agudelo, CFA Fixed Income Portfolio Manager BS, Finance The University of Maryland, Robert H. Smith School of Business

Doug Kern, CFA Senior Fixed Income Portfolio Manager BS, Business Administration; MBA Finance, Pennsylvania State University

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 06/30/16)

	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	1.31	1.00	2.45
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	2.43	1.43	3.22

Security Diversification

	% of Total Investments
	as of 12/31/15	as of 06/30/16
Corporate bonds	32.1	33.1
Government-guaranteed agencies	36.7	32.9
U.S. Treasuries	21.2	20.9
Mortgage-backed securities	3.6	4.3
Municipal bonds	1.4	0.8
Asset-backed securities	0.2	0.2
Short-term and other assets	4.8	7.8
Total	100.0%	100.0%

Maturity

	as of 12/31/15	as of 06/30/16
Average Weighted Maturity	2.18	2.00

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the BofA Merrill Lynch 1-5 Year U.S. Treasury Index made on June 30, 2006.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

6	Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 06/30/16)

	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	1.85	2.04	3.71
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	2.65	1.85	3.54

Security Diversification

	% of Total Investments
	as of 12/31/15	as of 06/30/16
Corporate bonds	31.6	32.2
Asset-backed securities	24.3	24.0
Municipal bonds	21.8	20.7
Yankee bonds	8.4	8.6
U.S. Government obligations	7.0	6.0
Mortgage-backed securities	3.2	2.9
Short-term and other assets	3.7	5.6
Total	100.0%	100.0%

Maturity

	as of 12/31/15	as of 06/30/16
Average Weighted Maturity	2.11	2.07

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the BofA Merrill Lynch 1-5 Year Corp./Gov. Index made on June 30, 2006.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	7

Stock Index Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, BlackRock Fund Advisors

Index and Fund Performance

For the six months ended June 30, 2016, the U.S. large-cap market metric and the fund’s benchmark, the Standard & Poor’s (S&P) 500 Index, gained 3.84 percent and the Stock Index Fund’s performance was 3.55%. The S&P 500 Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the U.S.

During the six-month period, as changes were made to the composition of the S&P 500 Index, the S&P 500 Index Master Portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index. Stocks added to the Master Portfolio were Wills Towers Watson, Extra Space Storage, Citizens Financial Group, Federal Realty Investment Trust, Concho Resources, American Water Works Co., Inc., UDR Inc., Centene, Hologic., Foot Locker, Under Armour (Class C), Ulta Salon Cosmetics & Fragrance, Global Payments, Acuity Brands, Alaska Air Group, Digital Realty Trust, LKQ Corp., Arthur J. Gallagher & Co., TransDigm Group and Fortune Brands Home & Security. Stocks sold from the Master Portfolio were Fossil Group, Chubb Corp., Broadcom (Class A), Precision Castparts, Plum Creek Timber, Consol Energy, Keurig Green Mountain, Ensco PLC (Class A), Pepco Holdings, Cameron International, Tenet Healthcare, GameStop (Class A), ADT, SanDisk, Time Warner Cable, Airgas, Coca-Cola Enterprises, Baxalta and Cablevision Systems (Class A).

Market Conditions

Market-moving events and headlines in the first half of the year have been dominated by slowing global growth fears and geopolitical events.

The first week of the year was the worst start to a year since 2009, and by February 11, the S&P 500 Total Return Index hit a low for the year of –10.27 percent. With fears of a global economic slowdown; oil prices cratering; and terrorist attacks in Istanbul, Jakarta, and Pakistan, equities suffered.

Russia and Saudi Arabia agreed to freeze oil production and oil began to rebound in February. U.S. equities responded in kind, aided by dovish comments from Federal Reserve (the Fed) officials. In March, the European Central Bank unexpectedly cut rates and increased asset purchases, while the Fed kept rates unchanged and scaled back the expected number of rate hikes this year. Despite the terror attacks in Brussels, the market rallied in March and the S&P 500 Index ended the first quarter up 1.35 percent.

Domestic equity markets posted gains in the first half of the year despite increased volatility in June from “Brexit,” i.e., the U.K.’s vote to leave the E. U. Following the vote, equity markets declined worldwide and investors rushed to high-quality assets, driving U.S. Treasury yields further down. However, U.S. equities capitalized on the upward momentum from their March rally, which continued through the second quarter as commodities rebounded and dovish comments from the Fed fueled the market.

8	Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 06/30/16)

	1 YR %	5 YR %	10 YR %
Stock Index Fund	3.43	11.50	6.84
Standard & Poor’s 500 Stock Index	3.99	12.10	7.42

Industry Diversification*

% of Total Investments as of 06/30/16
Information technology	18.9
Financials	15.1
Health care	14.0
Consumer discretionary	11.7
Consumer staples	10.1
Industrials	9.7
Energy	7.1
Utilities	3.5
Telecommunication services	2.8
Materials	2.8
Short-term and other assets	4.3
Total	100.0%

Top Ten Equity Holdings*

% of Total Investments as of 06/30/16
Apple, Inc.	2.8
Microsoft Corp.	2.1
Exxon Mobil Corp.	2.0
Johnson & Johnson	1.8
General Electric Co.	1.5
Amazon.com, Inc.	1.5
Berkshire Hathaway, Inc. (Class B)	1.4
AT&T, Inc.	1.4
Facebook, Inc. (Class A)	1.4
Verizon Communications, Inc.	1.1
Total	17.0%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor’s 500 Stock Index made on June, 2006.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Industry diversification and top holdings information is for the S&P 500 Index Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Index Master Portfolio.

Performance Evaluation	9

Value Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Fund Performance

The Value Fund increased 3.99 percent in the first six months of 2016 and its benchmark index, the unmanaged Standard & Poor’s (S&P) 500 Index, increased 3.84 percent. The fund’s slightly better than index results were due primarily to the results in its health care, materials and consumer discretionary sector holdings.

Portfolio Review

The fund’s positions in the health care sector made the greatest positive contribution to performance. Results were helped by Pfizer, Bristol-Myers Squibb, GlaxoSmithKline and Merck & Company. Bristol-Myers Squibb and Merck & Company have seen additional Federal Drug Administration approvals for their immuno-oncology offerings and there are indications for further success with compounds within their respective pipelines undergoing trials. Pfizer and GlaxoSmithKline have one or more immune-oncology compounds in active development.

The materials sector also contributed. Avery Dennison and Bemis Company continue to improve their operational and financial returns. Dow Chemical Company detracted from the first half results; however, the pending merger with E.I. duPont de Nemours should provide benefits upon completion of the agreement. The fund’s materials stocks collectively outpaced the sector and the overall index results.

The Fund’s consumer discretionary positions contributed to relative results; Genuine Parts Company was the notable contributor. The stock recovered from a disappointing 2015 when investors expected better results due to lower oil prices. However, the company’s prospects have improved in 2016, as its oil-related distribution business began to recover and its other distribution businesses showed improved results.

The fund’s information technology positions did not fare well compared with the index in the first half of 2016. Within information technology, Intel Corporation and TE Connectivity detracted the most from relative results. Cisco Systems was the most positive contributor to the fund’s information technology sector results.

The fund’s energy sector results were positive on an absolute basis, but trailed the index’s energy sector results. While Chevron and QEP Resources contributed to returns, Marathon Oil Corporation and ConocoPhillips detracted from results.

New names added to the fund during the year were Alphabet Inc. (Class C), Microsoft Corporation and LKQ Corporation.

Names eliminated from the fund were Dean Foods, Dillards, (Class A), Marathon Petroleum Corporation, Philips 66 and Science Applications International.

Investment Advisor: RE Advisers

Mark Ashton, CFA Senior Equity Portfolio Manager BS, Finance, University of Utah; MBA, Marketing Research, University of Southern California

Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

Gregory Halter, CFA Senior Equity Portfolio Manager BBA, Finance, Cleveland State University

Outlook

China’s economic and currency situation and low (though now higher) oil prices still weigh on investors’ confidence. On the positive side, the U.S. economy has shown improving statistics for employment and residential and nonresidential construction. Manufacturing has oscillated in strength for the last six months and looks at this point to be slowing again but not turning negative for the second half of the year.

Though the S&P’s 500 Stock Index stands at an all-time high, economic growth remains tepid. Forecasts for U.S. real gross domestic product growth for 2016 and 2017 gravitate toward the 1 – 2 percent range. For the time being, the consensus remains optimistic that the U.S. economy can continue to move forward.

Regardless of the overall economy’s direction, we search for value. Our search for value through company visits, conferences and conversations with industry thought leaders resulted in the addition of Alphabet and Microsoft to the portfolio. The migration of IT spending to “off premise” clouds is in the early stages of adoption and billions of capital investment dollars are at stake. Cloud revenues have and are anticipated to grow rapidly; we believe that it is a highly profitable business. These companies have strong cash flows and solid balance sheets, dominate other ventures and are led by shareholder-oriented management teams.

We appreciate your continued trust and investment.

10	Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 06/30/16)

	1 YR %	5 YR %	10 YR %
Value Fund	2.89	11.03	6.50
Standard & Poor’s 500 Stock Index	3.99	12.10	7.42

Industry Diversification

% of Total Investments as of 06/30/16
Health care	21.5
Information technology	18.0
Industrials	17.6
Financials	12.0
Materials	10.6
Energy	9.4
Consumer discretionary	5.2
Consumer staples	3.1
Utilities	0.5
Short-term and other assets	2.1
Total	100.0%

Top Ten Equity Holdings

% of Total Investments as of 06/30/16
Bristol-Myers Squibb Co.	5.8
General Electric Co.	4.7
Pfizer, Inc.	4.3
Avery Dennison Corp.	4.3
Intel Corp.	4.3
Cisco Systems, Inc.	4.2
Dow Chemical Co. (The)	3.9
Southwest Airlines Co.	3.6
Honeywell International Inc.	3.6
JPMorgan Chase & Co.	3.5
Total	42.2%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor’s 500 Stock Index made on June 30, 2006.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	11

Growth Fund

Performance Evaluation  |  Prepared by the Fund’s Subadvisor, T. Rowe Price Associates

Fund Performance

The Homestead Growth Fund posted a –6.51 percent total return in the first half of 2016 and underperformed the Russell 1000 Growth Index, which posted a 1.36 percent return. Broadly speaking, stock selection and sector allocation both detracted from relative performance.

Portfolio Review

Stock selection and an overweight allocation combined to make the health care sector the biggest detractor for the period. Valeant Pharmaceuticals and Alexion Pharmaceuticals were areas of weakness. Valeant Pharmaceuticals continued to be battered by controversies, which included accounting restatements, investigations by the Securities and Exchange Commission, and the return and subsequent ouster of the company’s chief executive officer following an extended medical leave. The turmoil ultimately led to reputational damage for Valeant, weakness in its core business segments and a material lowering of 2016 earnings estimates. The remaining shares of Valeant were eliminated from the portfolio in March 2016. Alexion Pharmaceuticals came under pressure early in the year after issuing a disappointing outlook that fell below consensus expectations. Later in the quarter, shares declined further after the company announced disappointing results of a Phase III clinical trial investigating its key drug, Soliris, in the treatment of rare disease myasthenia gravis.

Despite a beneficial overweight allocation, weak stock performance caused the industrials and business services sector to detract from relative results. Airline stocks came under pressure over the period on investor concerns over revenue growth potential in the industry, the strength of the U.S. dollar and a rebound in fuel prices. American Airlines was the biggest detractor in the sector. Shares of the company declined after issuing disappointing guidance for passenger revenue per available seat mile, a key performance metric in the airline industry. U.S. airline stocks have also been pressured by the strength of the U.S. dollar, which makes tickets more expensive for foreign customers. American Airlines stock rebounded slightly toward the end of the quarter after reporting that passenger traffic rose in May, but it came under severe stress following Brexit, the U.K.’s vote to leave the E.U., late in the quarter on concerns that global travel would be impacted.

On the positive side, the materials sector contributed the most to relative performance. While an underweight allocation to the sector detracted, strong stock selection overcame to add relative value. Vulcan Materials helped the most. The construction materials producer reported strong results that exceeded expectations over two consecutive quarters, driven by strong demand for construction activities across all of the company’s markets. Increased revenues were driven by an uptick in volumes and strong pricing power. Vulcan should continue to benefit from continued volume growth due to demand from U.S. highway and government-funded infrastructure construction.

Outlook

T. Rowe Price equity managers believe that markets are likely to remain volatile in the wake of the U.K.’s vote to leave the E.U. Investors will also be keeping a close eye on relative stability in energy prices, continued U.S. economic growth and China’s efforts to guide its financial system. Abrupt swings in sentiment, while occasionally painful, can create opportunities for long-term active investors to add to their best ideas.

12	Performance Evaluation

Subadvisor: T. Rowe Price Associates

Robert Sharps, CFA Lead Portfolio Manager BS, Accounting, Towson University; MBA, Finance, the Wharton School, University of Pennsylvania

Growth Fund

Average Annual Total Returns (periods ended 06/30/16)

	1 YR %	5 YR %	10 YR %
Growth Fund*	–3.42	11.80	9.44
Russell 1000 Growth Index	3.02	12.35	8.78
Standard & Poor’s 500 Stock Index	3.99	12.10	7.42

Industry Diversification

% of Total Investments as of 06/30/16
Information technology	27.8
Consumer discretionary	26.9
Health care	21.5
Industrials	12.7
Financials	6.4
Consumer staples	1.5
Materials	1.1
Telecommunication	0.8
Short-term and other assets	1.3
Total	100.0%

Top Ten Equity Holdings

% of Total Investments as of 06/30/16
Amazon.com, Inc.	8.6
Priceline Group, Inc. (The)	4.7
Facebook, Inc. (Class A)	4.0
Alphabet Inc. (Class A)	4.0
Danaher Corp.	4.0
Visa Inc. (Class A)	3.7
Boeing Co. (The)	3.1
Bristol Meyers Squibb Co.	2.9
Microsoft Corp.	2.7
Morgan Stanley	2.5
Total	40.2%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and its benchmark indices made on June 30, 2006.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy from inception through December 5, 2008, of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Stock Index.

Performance Evaluation	13

Small-Company Stock Fund

Performance Evaluation  |  Prepared by the Fund’s Investment Advisor, RE Advisers Corporation

Fund Performance

The Small-Company Stock Fund increased 3.27 percent in the first half of 2016, exceeding its benchmark index, the Russell 2000, which increased 2.22 percent. The fund’s returns in the industrials, information technology and consumer staples sectors aided overall results. Positions in financials and consumer discretionary sectors detracted from results.

Portfolio Review

The fund’s substantial position in the industrials sector was positive for performance. Dycom Industries, Huntington Ingalls and Knight Transportation were among the greatest contributors to performance.

The fund’s information technology positions, while underweight relative to the index’s position in the sector, delivered a return greater than that for the index’s sector and that for the overall index. The fund’s information technology sector returns were led by Mantech, Rofin-Sinar and Belden. Rofin-Sinar’s stock price increased significantly when it received an offer to be purchased by Coherent. The acquisition is expected to close in the second half of 2016. Western Digital and comScore were the primary detractors to results in 2016’s first half.

The fund’s returns in consumer staples exceeded those for the index’s consumer staples sector and those of the overall index. United Natural Foods and WhiteWave Foods Company led this sector’s results for the fund.

In the financials sector, Encore Capital Group, Texas Capital Bancshares and National Penn Bancshares detracted from returns. In the consumer discretionary sector, results were hampered by declines in Francesca’s, Cooper Tire and Rubber and Wendy’s. Positive results came from Cracker Barrel and Core-Mark Holdings.

New names added to the fund during the first half of the year included: NCI Building Systems, a designer, manufacturer and marketer of metal engineered building systems and products; GCP Applied Technologies, which offers innovative specialty construction chemicals, building materials and packaging technologies; and NanoString Technologies a developer, manufacturer and marketer of products that are used for clinically actionable genomic information from small amounts of tissue. Also, BB&T Corporation became part of the portfolio when it acquired National Penn Bancshares in a stock/cash transaction; and comScore entered the portfolio when it acquired Rentrak for stock in their transaction. BB&T Corporation is a full-service commercial banking company operating in 15 states and Washington, D.C.; comScore is a cross-platform audience measurement company using digital, TV and movie data with demographic data to assist clients with marketing research and planning.

Names eliminated from the fund in the first half were American Vanguard, Dean Foods, J.M. Smucker Company and UMB Financial.

Outlook

The near-term concerns about Brexit that were contributing to volatility seem to have come and gone, leaving the market in the U.S. slowly creeping higher, with the Russell 2000 Index approaching its previous high reached in June 2015.

As we enter the second half of 2016, the general consensus is for the U.S. economy to continue to expand but at a slow pace. Forecasts for U.S. real gross domestic product growth for 2016 and 2017 center around the 1 – 2 percent range. Investors believe that interest rate increases have likely been put on hold for the rest of 2016 and perhaps well into late 2017.

Regardless of the overall economic environment, we continue to search for and uncover what we believe to be attractive investment opportunities. One area of recent activity and expectation for further expansion is in engineering and construction. The U.S.’s infrastructure needs rehabilitation and the widening of the Panama Canal will likely alter shipping patterns as to how goods are distributed into the U.S. Ports, highways, distribution centers and communications are going to need work. Primoris Services, Summit Materials, Orion Group and Dycom are companies that should be beneficiaries of these changes in the economy.

We appreciate your continued trust and investment.

14	Performance Evaluation

Investment Advisor: RE Advisers

Mark Ashton, CFA Senior Equity Portfolio Manager BS, Finance, University of Utah; MBA, Marketing Research, University of Southern California

Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

Gregory Halter, CFA Senior Equity Portfolio Manager BBA, Finance, Cleveland State University

Small-Company Stock Fund

Average Annual Total Returns (periods ended 06/30/16)

	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	–5.03	9.90	9.09
Russell 2000 Index	–6.73	8.35	6.20

Industry Diversification

% of Total Investments as of 06/30/16
Industrials	34.4
Consumer discretionary	18.8
Financials	14.4
Information technology	12.9
Materials	5.7
Consumer staples	3.0
Health care	2.1
Energy	0.7
Short-term and other assets	8.0
Total	100.0%

Top Ten Equity Holdings

% of Total Investments as of 06/30/16
Dycom Industries, Inc.	8.0
Rofin-Sinar Technologies Inc.	3.0
ManTech International Corp. (Class A)	2.9
Knight Transportation, Inc.	2.9
Cracker Barrel Old Country Store, Inc.	2.8
Core-Mark Holding Company, Inc.	2.7
Applied Industrial Technologies, Inc.	2.6
PolyOne Corp.	2.5
United Natural Foods, Inc.	2.5
Werner Enterprises, Inc.	2.4
Total	32.3%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on June 30, 2006.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Performance Evaluation	15

International Equity Fund

Performance Evaluation  |  Prepared by the Fund’s Subadvisor, Harding Loevner LP

Firm Introduction

On January 15, 2016, Harding Loevner LP assumed responsibility for managing the fund’s portfolio and the fund was renamed the International Equity Fund. As a way of introducing ourselves to fund shareholders, we wanted to share some information about the firm’s history and approach to money management. Harding Loevner invests in growing companies worldwide, in both developed and emerging markets, with the goal of achieving high-excess returns with at- or below-market risk. Employing a fundamental, bottom-up stock picking approach, we build portfolios of high-quality growth stocks.

Former global investment managers for the Rockefeller family established Harding Loevner in 1989. Our staff of 35 investment professionals has an average 18 years investment experience and eight years with the firm. Assets under management as of June 30, 2016, were $41 billion.

Fund Performance

For the six-month period ending June 30, 2016, the International Equity Fund outperformed its benchmark, the MSCI EAFE Index, increasing 3.11 percent versus the –4.42 return for the index.

The portfolio enjoyed strong stocks within every sector except materials and consumer discretionary, with investors gravitating both toward high quality and away from the cheapest valuations in the second quarter, especially during the turbulent final 10 days of June, which included the U.K. referendum. Strongest contributions to relative performance came from the health care, information technology (IT), financials and industrials sectors. Within the health care sector, our stocks greatly outperformed the benchmark, thanks primarily to Japanese online medical information specialist M3. Within the industrials sector, it was again our Japanese holdings that spurred returns, led by Misumi, Park24 and MonotaRO. Our low allocation to the poorly performing financials sector helped relative performance, as did the strong performance outside of Europe by Brazil’s ItauUnibanco. The IT sector contributed thanks to Japanese optical sensor specialist Keyence, as well as Taiwan Semiconductor and Korea’s Samsung Electronics.

Viewed by geography, the portfolio outperformed in almost every region (except the Pacific ex-Japan region), and enjoyed strong relative performance in Japan, where five of our 11 holdings delivered double-digit returns. M3 and Keyence, two multinational companies exhibiting very high growth and return on capital, far surpassed the market return. We also had good stock selection in Europe, both inside and outside the Eurozone. Our U.K. holdings, all multinationals not reliant on domestic earnings or even exports, combined for a smaller weight than the index, and collectively outperformed the U.K. market despite a drag from WPP, whose earnings prospects seem dimmed by growth fears in both the U.K. and in Europe after the U.K’s referendum. We were overweight the Eurozone, the worst-performing region, but our holdings outperformed the region, helped by Anheuser-Busch Inbev, L’Oreal, Tenaris and Grifols, which more than offset the allocation drag.

Outlook

This highly volatile period provided ample data to support almost any market perspective. In other words, we lament, as always: Forecasting anything is difficult, especially the future! As a matter of both philosophy and practice, we maintain a high degree of skepticism about our own ability to make good macroeconomic forecasts. Instead, our investment approach demands that we focus on identifying high-quality companies that we believe can grow their earnings sustainably for long periods. It also demands that once we have identified those companies, we value their stocks and buy them when we think they may be priced to generate above-market returns.

We consider the increasing prices demanded for the very highest-quality companies to be the most vexing problem we have in investing today: How scarce is revenue and profit growth in a low-growth, low-inflation world, and how pricey can stocks of companies that can deliver scarce growth become? We have moved to respond incrementally to the divergence in valuations within the market by shifting our emphasis slightly as we execute our quality-growth investment discipline, away from companies that enjoy non-cyclical (or consistent) growth and toward companies whose revenues are more dependent on the global economic cycle returning to more rapid growth. By accepting that, currently, high returns are more readily available in the stocks of companies whose revenues have more economic exposure, we think we will increase the chance of achieving the returns we seek.

16	Performance Evaluation

Subadvisor: Harding Loevner LP

Ferrill D. Roll, CFA Co-Lead Portfolio Manager BA, Economics, Stanford University

Alexander T. Walsh, CFA Co-Lead Portfolio Manager BA, North American Studies, McGill University

International Equity Fund

Average Annual Total Returns (periods ended 06/30/16)

	1 YR %	5 YR %	10 YR %
International Equity Fund*	–5.37	0.93	1.46
MSCI® EAFE® Index	–10.16	1.68	1.58

Country Diversification

% of Total Investments as of 06/30/16
Japan	19.8
Germany	14.4
Britain	13.4
France	10.6
Switzerland	9.2
United States of America	4.2
Hong Kong	4.2
Sweden	3.4
Singapore	2.5
Spain	2.3
Belgium	2.1
Canada	2.0
Australia	1.8
South Africa	1.5
Italy	1.3
Denmark	1.2
Republic of South Korea	1.2
Finland	1.0
China	0.7
Taiwan	0.7
Brazil	0.5
Turkey	0.4
Mexico	0.3
Short-term and other assets	1.3
Total	100.0%

Top Ten Equity Holdings

% of Total Investments as of 06/30/16
Keyence Corp.	4.3
Dassault Systèmes SA	4.3
AIA Group Ltd.	4.2
Roche Holding AG REG	4.2
Nestlé SA REG	3.9
Royal Dutch Shell plc (Class B)	3.7
ARM Holdings plc	3.6
WPP plc	3.0
L’Oréal SA	3.0
SAP SE ADR	2.9
Total	37.1%

Performance Comparison

Comparison of the change in value of a $10,000 investment in the fund and the MSCI® EAFE® Index made on June 30, 2006.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual total returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*	Performance information for the International Equity Fund (formerly the International Value Fund and International Stock Index Fund) reflects its investment experience in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006, as an actively managed fund subadvised by Mercator Asset Management from June 12, 2006 to September 14, 2015, as a passively managed portfolio directed by SSGA Funds Management, Inc. from September 15, 2015 to January 8, 2016 and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016 to period end.

Performance Evaluation	17

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2016 and held through June 30, 2016.

Actual Expenses

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

18	Expense Example

Expense Example (Continued)

Daily Income Fund	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[a]	Annualized Expense Ratio
Actual Return	$1,000.00	$1,000.05	$1.89	0.38%[b]
Hypothetical (5% return before expenses)	$1,000.00	$1,023.20	$1.91	0.38%

Short-Term Government Securities Fund
Actual Return	$1,000.00	$1,015.40	$3.86	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.87	0.77%

Short-Term Bond Fund
Actual Return	$1,000.00	$1,017.32	$3.71	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.72	0.74%

Stock Index Fund[c]
Actual Return	$1,000.00	$1,039.12	$2.72	0.54%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.70	0.54%

Value Fund
Actual Return	$1,000.00	$1,044.61	$3.08	0.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	$3.05	0.61%

Growth Fund
Actual Return	$1,000.00	$941.29	$4.58	0.95%[b]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.77	0.95%

Small-Company Stock Fund
Actual Return	$1,000.00	$1,037.47	$4.37	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.34	0.86%

International Equity Fund
Actual Return	$1,000.00	$1,035.00	$4.85	0.96%[b]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.82	0.96%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182, then divided by 366, to reflect the one-half year period.

b.	Reflects fee waivers and expense limitation arrangements in effect during the period.

c.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.

Expense Example	19

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures

The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.

Proxy Voting Record

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030 and on the Securities and Exchange Commission’s website at sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, semi-annual and annual reports are available on the Commission’s website at sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at homesteadfunds.com.

20	Regulatory and Shareholder Matters

Portfolio of Investments

Daily Income Fund  |  June 30, 2016  |  (Unaudited)

Corporate Bonds | 0.7% of portfolio

	Interest Rate / Yield (a)	Maturity Date	Face Amount	Value
Wells Fargo & Co.	1.25%	07/20/16	$1,262,000	$1,262,482
Total Corporate Bonds (Cost $1,262,482)				1,262,482
Commercial Paper | 11.5% of portfolio
BMW US Capital LLC (b)	0.51	08/22/16	1,500,000	1,498,895
Chevron Corp. (b)	0.40	07/29/16	5,000,000	4,998,444
Nestle Capital Corp. (b)	0.54	07/21/16	2,000,000	1,999,400
Nestle Capital Corp. (b)	0.49	07/22/16	2,000,000	1,999,428
Nestle Capital Corp. (b)	0.54	08/17/16	3,000,000	2,997,885
Total Capital Canada Ltd. (b)	0.59	08/01/16	2,000,000	1,998,983
Toyota Motor Credit Corp.	0.52	07/12/16	3,000,000	2,999,523
Toyota Motor Credit Corp.	0.58	08/11/16	3,000,000	2,998,018
Total Commercial Paper (Cost $21,490,576)				21,490,576
U.S. Government & Agency Obligations | 71.5% of portfolio
Federal Agricultural Mortgage Corp	0.36	08/25/16	2,000,000	1,998,900
Federal Agricultural Mortgage Corp	0.34	08/26/16	5,000,000	4,997,356
Federal Agricultural Mortgage Corp	0.46	09/08/16	1,000,000	999,118
Federal Agricultural Mortgage Corp	0.39	10/03/16	4,700,000	4,695,292
Federal Agricultural Mortgage Corp	0.43	12/27/16	1,000,000	997,861
Federal Home Loan Bank	0.34	07/08/16	2,600,000	2,599,828
Federal Home Loan Bank	0.34	07/11/16	2,100,000	2,099,802
Federal Home Loan Bank	0.36	07/18/16	2,000,000	1,999,660
Federal Home Loan Bank	0.35	07/19/16	3,600,000	3,599,370
Federal Home Loan Bank	0.34	07/20/16	4,000,000	3,999,282
Federal Home Loan Bank	0.35	07/25/16	3,000,000	2,999,310
Federal Home Loan Bank	0.31	07/28/16	2,000,000	1,999,535
Federal Home Loan Bank	0.33	08/03/16	4,000,000	3,998,808
Federal Home Loan Bank	0.38	08/04/16	1,000,000	1,000,007
Federal Home Loan Bank	0.33	08/10/16	3,000,000	2,998,917
Federal Home Loan Bank	0.33	08/12/16	5,000,000	4,998,075
Federal Home Loan Bank	0.31	08/18/16	3,000,000	2,998,760
Federal Home Loan Bank	0.46	08/19/16	3,100,000	3,100,511
Federal Home Loan Bank	0.38	09/01/16	3,000,000	2,999,880
Federal Home Loan Bank	0.37	09/19/16	2,000,000	1,998,356
Federal Home Loan Bank	0.40	09/23/16	2,000,000	1,998,133
Federal Home Loan Mortgage Corp.	5.50	07/18/16	1,600,000	1,603,762
Federal Home Loan Mortgage Corp.	2.00	08/25/16	1,998,000	2,002,879
Federal Home Loan Mortgage Corp.	0.28	09/07/16	3,000,000	2,998,413
Federal Home Loan Mortgage Corp.	0.33	09/20/16	2,000,000	1,998,515
Federal Home Loan Mortgage Corp.	0.34	09/22/16	4,000,000	3,996,911
Federal Home Loan Mortgage Corp.	0.40	10/19/16	2,100,000	2,097,433
Federal National Mortgage Association	0.38	07/05/16	2,300,000	2,299,996
Federal National Mortgage Association	0.35	08/03/16	1,446,000	1,445,536
Federal National Mortgage Association	0.40	09/01/16	539,000	538,629
Federal National Mortgage Association	0.35	09/02/16	2,000,000	1,998,775
Federal National Mortgage Association	0.36	09/06/16	2,000,000	1,998,679
Federal National Mortgage Association	0.38	09/09/16	2,000,000	1,998,522
Federal National Mortgage Association	0.38	09/12/16	3,500,000	3,497,303
Federal National Mortgage Association	0.38	09/13/16	2,000,000	1,998,438
Federal National Mortgage Association	0.38	09/14/16	3,500,000	3,497,266
Federal National Mortgage Association	0.29	09/21/16	2,000,000	1,998,679
Federal National Mortgage Association	0.28	10/07/16	1,500,000	1,498,857

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	21

Portfolio of Investments  |  Daily Income Fund  |  June 30, 2016  |  (Unaudited) (Continued)

U.S. Government & Agency Obligations | 71.5% of portfolio (Continued)

	Interest Rate / Yield (a)		Maturity Date	Face Amount	Value
U.S. Treasury Note	0.63%		07/15/16	$3,500,000	$3,500,396
U.S. Treasury Note	1.50		07/31/16	4,000,000	4,003,472
U.S. Treasury Note	0.63		08/15/16	4,500,000	4,501,423
U.S. Treasury Note	3.00		08/31/16	2,000,000	2,008,841
U.S. Treasury Note	1.00		08/31/16	2,000,000	2,002,118
U.S. Treasury Note	0.88		09/15/16	3,500,000	3,504,039
U.S. Treasury Note	3.00		09/30/16	2,500,000	2,516,476
U.S. Treasury Note	1.00		09/30/16	2,000,000	2,003,249
U.S. Treasury Note	0.63		10/15/16	4,000,000	4,002,403
U.S. Treasury Note	1.00		10/31/16	3,500,000	3,506,736
U.S. Treasury Note	0.63		11/15/16	3,500,000	3,503,800
U.S. Treasury Note	0.88		11/30/16	2,000,000	2,003,934
Total U.S. Government Obligations (Cost $133,602,241)					133,602,241
Money Market Fund | 16.3% of portfolio

				Shares
State Street Institutional Liquid Reserves Fund (Premier Class)	0.47	(c)		30,428,303	30,428,303
Total Money Market Fund (Cost $30,428,303)					30,428,303

Total Investments in Securities (Cost $186,783,602) | 100%					$186,783,602

(a)	Yield represents yield at date of purchase.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $15,493,036 and represents 8.3% of total investments.

(c)	7-day yield at June 30, 2016.

LLC – Limited Liability Company

22	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Short-Term Government Securities Fund  |  June 30, 2016  |  (Unaudited)

Corporate Bonds | 33.1% of portfolio

	Interest Rate		Maturity Date	Face Amount	Value
Ally Bank	1.25%		08/21/17	$248,000	$249,102
Altitude Investments 17 LLC	2.68		11/08/25	812,430	856,234
American Express Bank FSB	1.55		10/23/17	250,000	252,273
American Express Centurion Bank	1.45		06/04/18	250,000	252,195
Banco Bilbao Vizcaya Argentaria Puerto Rico	1.50		04/20/17	150,000	150,062
Bank of Baroda NY	1.00		02/06/17	250,000	250,912
Capital One NA	1.60		07/16/18	250,000	252,406
Capital One Bank USA NA	1.65		07/09/18	250,000	252,402
Chase Bank USA NA	1.06	(a)	05/26/17	250,000	250,030
Compass Bank	1.30		07/31/17	250,000	250,834
Discover Bank	1.05		09/26/16	250,000	250,096
Ethiopian Leasing (2012) LLC	2.68		07/30/25	161,293	168,777
GE Capital Bank	1.50		10/17/17	250,000	251,462
Goldman Sachs Bank USA	1.00		01/30/17	200,000	200,484
Lulwa Ltd.	1.83		03/26/25	750,763	757,015
Mexican Aircraft Finance IV	2.54		07/13/25	398,747	414,606
Mexican Aircraft Finance V	2.33		01/14/27	483,750	498,671
Micron Semiconductor Asia PTE LTD	1.26		01/15/19	3,924,600	3,924,918
MSN 41079 and 41084 Ltd	1.63		12/14/24	1,453,301	1,454,096
Penta Aircraft Leasing 2013 LLC	1.69		04/29/25	1,526,731	1,530,582
Petroleos Mexicanos	2.00		12/20/22	650,000	661,006
Petroleos Mexicanos	1.95		12/20/22	650,000	659,916
Petroleos Mexicanos	2.46		12/15/25	950,000	984,652
Safina LTD	1.55		01/15/22	617,350	619,454
Safina LTD	2.00		12/30/23	1,356,981	1,379,842
Sallie Mae Bank	1.50		10/16/17	250,000	251,302
Salmon River Export LLC	2.19		09/15/26	219,958	225,226
Sandalwood 2013 LLC	2.82		02/12/26	542,016	571,511
Santa Rosa Leasing LLC	1.69		08/15/24	70,572	70,885
Sayarra LTD	2.77		10/29/21	27,166	28,181
Tagua Leasing LLC	1.90		07/12/24	711,565	720,593
Tagua Leasing LLC	1.73		09/18/24	710,943	714,690
Union 11 Leasing LLC	2.41		01/23/24	677,673	699,511
Union 16 Leasing LLC	1.86		01/22/25	749,511	757,297
VRG Linhas Aéreas SA	0.98		03/13/18	3,500,000	3,491,866
Wells Fargo Bank	0.91		11/16/16	250,000	250,117
Worlds Foremost Bank	1.50		06/11/18	200,000	200,956
Total Corporate Bonds (Cost $24,467,853)					24,754,162
Mortgage-Backed Securities | 4.3% of portfolio
FDIC Structured Sale Guaranteed Notes 2010-S3 (b)	2.74		12/03/20	232,911	237,934
GNMA #2602	6.00		06/20/28	21,505	24,574
GNMA #8004	1.88	(a)	07/20/22	12,383	12,677
GNMA #8006	1.88	(a)	07/20/22	9,690	9,945
GNMA #8038	1.88	(a)	08/20/22	5,990	6,149
GNMA #8040	2.00	(a)	08/20/22	15,538	16,020
GNMA #8054	2.00	(a)	10/20/22	3,378	3,402
GNMA #8076	2.00	(a)	11/20/22	6,691	6,879
GNMA #8157	2.00	(a)	03/20/23	10,654	10,992
GNMA #8191	1.75	(a)	05/20/23	19,983	20,545
GNMA #8215	2.00	(a)	04/20/17	183	183
GNMA #8259	1.88	(a)	08/20/23	5,323	5,479
GNMA #8297	4.00	(a)	12/20/17	1,601	1,629
GNMA #8332	3.50	(a)	03/20/18	921	935
GNMA #8344	3.50	(a)	04/20/18	3,225	3,274
GNMA #8384	2.00	(a)	03/20/24	2,576	2,642

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	23

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2016  |  (Unaudited) (Continued)

Mortgage-Backed Securities | 4.3% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
GNMA #8393	4.00	%(a)	08/20/18	$1,580	$1,609
GNMA #8400	2.00	(a)	08/20/18	2,885	2,913
GNMA #8405	4.00	(a)	09/20/18	1,984	2,026
GNMA #8423	1.75	(a)	05/20/24	3,950	4,069
GNMA #8429	4.00	(a)	11/20/18	2,856	2,915
GNMA #8459	1.88	(a)	07/20/24	6,038	6,225
GNMA #8499	3.00	(a)	05/20/19	3,237	3,259
GNMA #8518	2.00	(a)	10/20/24	6,653	6,848
GNMA #8532	2.50	(a)	10/20/24	7,279	7,619
GNMA #8591	2.00	(a)	02/20/25	15,007	15,241
GNMA #8638	1.75	(a)	06/20/25	8,220	8,493
GNMA #8648	1.88	(a)	07/20/25	15,461	15,462
GNMA #8663	2.00	(a)	07/20/25	9,992	10,310
GNMA #8680	3.50	(a)	08/20/20	5,720	5,864
GNMA #8687	2.50	(a)	08/20/25	2,866	2,964
GNMA #8702	3.00	(a)	10/20/20	2,774	2,849
GNMA #8747	2.00	(a)	11/20/25	6,387	6,610
GNMA #8807	1.88	(a)	07/20/21	5,821	5,984
GNMA #8836	1.88	(a)	09/20/21	6,165	6,328
GNMA #8847	1.75	(a)	04/20/26	8,672	8,966
GNMA #8869	2.00	(a)	11/20/21	18,669	19,129
GNMA #8873	2.50	(a)	11/20/21	9,975	10,266
GNMA #8877	1.75	(a)	05/20/26	2,066	2,119
GNMA #8883	2.00	(a)	12/20/21	6,382	6,542
GNMA #8915	2.00	(a)	02/20/22	6,180	6,354
GNMA #8934	2.00	(a)	03/20/22	10,950	11,263
GNMA #8978	1.75	(a)	05/20/22	25,480	26,478
GNMA #80053	2.00	(a)	03/20/27	1,811	1,885
GNMA #80058	1.75	(a)	04/20/27	1,776	1,839
GNMA #80185	1.75	(a)	04/20/28	17,007	17,617
GNMA #80264	2.00	(a)	03/20/29	11,947	12,176
GNMA #80283	1.75	(a)	05/20/29	11,911	12,359
GNMA #80300	1.88	(a)	07/20/29	9,666	10,019
GNMA #80309	1.88	(a)	08/20/29	5,056	5,254
GNMA #80363	2.00	(a)	01/20/30	35,507	37,083
GNMA #80426	1.88	(a)	07/20/30	1,402	1,456
GNMA #80452	1.88	(a)	09/20/30	10,833	11,272
GNMA #80475	2.00	(a)	12/20/30	7,446	7,600
GNMA #80577	2.00	(a)	02/20/32	1,792	1,872
GNMA #80684	1.75	(a)	04/20/33	8,305	8,508
GNMA #81129	2.50	(a)	10/20/34	78,881	80,794
GNMA #583189	4.50		02/20/17	3,807	3,895
GNMA #607494	5.00		04/15/19	5,365	5,598
GNMA #616274	5.00		02/15/19	5,224	5,411
GNMA 2002-20	4.50		03/20/32	11,962	13,176
GNMA 2003-11	4.00		10/17/29	16,316	17,417
GNMA 2003-26	0.89	(a)	04/16/33	4,402	4,425
GNMA 2003-97	4.50		03/20/33	12,395	12,856
GNMA 2004-17	4.50		12/20/33	39,086	41,731
GNMA 2004-102	5.50		04/20/34	25,514	26,766
GNMA 2010-113	2.50		02/16/40	254,389	261,098
GNMA 2012-143	1.50		12/16/27	607,177	608,384
GNMA 2013-131	0.79	(a)	09/16/43	288,631	288,140
GNMA #MA0668	2.00		12/20/27	192,522	197,151
NCUA Guaranteed Notes 2011-C1	0.99	(a)	03/09/21	954,348	949,834
Total Mortgage-Backed Securities (Cost $3,163,286)					3,217,580

24	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2016  |  (Unaudited) (Continued)

Asset-Backed Securities | 0.2% of portfolio

	Interest Rate		Maturity Date	Face Amount	Value
Small Business Administration 98-20D	6.15%		04/01/18	$2,965	$3,083
Small Business Administration 98-20E	6.30		05/01/18	2,275	2,374
Small Business Administration 98-20H	6.15		08/01/18	1,696	1,774
Small Business Administration 99-20D	6.15		04/01/19	4,490	4,657
Small Business Administration 04-20B	4.72		02/01/24	23,948	25,537
Small Business Administration 04-20C	4.34		03/01/24	37,302	39,485
Small Business Administration Pool # 100075	3.50		05/25/19	8,150	8,254
Small Business Administration Pool # 502261	1.63	(a)	10/25/17	2,978	2,968
Small Business Administration Pool # 502684	1.50	(a)	07/25/19	1,272	1,284
Small Business Administration Pool # 503278	1.13	(a)	02/25/21	12,705	12,785
Small Business Administration Pool # 503463	1.38	(a)	09/25/21	294	291
Small Business Investment Companies 02-20K	5.08		11/01/22	6,514	7,007
Small Business Investment Companies 07-10A	5.38		03/10/17	2,104	2,131
Total Asset-Backed Securities (Cost $105,393)					111,630
Municipal Bonds | 0.8% of portfolio
Carmel, Indiana Redevelopment District	7.80		01/15/29	500,000	505,890
Illinois Housing Development Authority, Illinois	4.13		10/20/16	105,000	105,260
Total Municipal Bonds (Cost $613,023)					611,150
U. S. Government and Agency Obligations | 53.8% of portfolio
Government Trust Certificate (Israel Trust)	0.00	(c)	10/01/16	1,608,000	1,605,847
National Archives Facility Trust	8.50		09/01/19	21,415	24,024
Overseas Private Investment Corp.	3.56	(d)	04/23/17	3,000,000	3,787,500
Overseas Private Investment Corp.	1.50	(e)	11/17/17	1,000,000	1,070,337
Overseas Private Investment Corp.	0.90		12/15/17	600,000	600,264
Overseas Private Investment Corp.	1.32	(d)	02/19/18	2,533,926	2,674,229
Overseas Private Investment Corp.	1.30		06/15/19	428,571	430,083
Overseas Private Investment Corp.	0.83	(e)	11/08/19	2,000,000	2,053,068
Overseas Private Investment Corp.	1.50	(e)	11/15/20	1,000,000	1,066,630
Overseas Private Investment Corp.	2.07		05/15/21	581,885	590,264
Overseas Private Investment Corp.	3.37		05/15/21	559,452	590,328
Overseas Private Investment Corp.	2.52		09/15/22	1,000,000	1,038,811
Overseas Private Investment Corp.	2.51		05/15/25	2,525,926	2,602,439
Philippine Power Trust I (b)	5.40		09/26/18	148,810	154,779
Private Export Funding Corp.	2.53		07/15/16	500,000	500,318
The Financing Corp.	0.00	(c)	10/06/17	500,000	495,392
The Financing Corp.	0.00	(c)	02/08/18	500,000	494,583
U.S. Department of Housing and Urban Development	5.77		08/01/17	120,000	120,147
U.S. Department of Housing and Urban Development	2.91		08/01/17	1,000,000	1,024,929
U.S. Department of Housing and Urban Development	7.91		08/01/17	10,000	10,006
U.S. Department of Housing and Urban Development	7.93		08/01/18	40,000	40,048
U.S. Department of Housing and Urban Development	5.45		08/01/19	800,000	803,623
U.S. Department of Housing and Urban Development	1.88		08/01/19	2,000,000	2,065,208
U.S. Department of Housing and Urban Development	6.07		08/01/21	50,000	50,134
U.S. Department of Housing and Urban Development	6.12		08/01/22	161,000	161,611
U.S. Department of Housing and Urban Development	5.77		08/01/26	500,000	501,848
United States Treasury Note	1.00		08/31/16	1,000,000	1,001,158
United States Treasury Note	0.75		01/15/17	500,000	500,869
United States Treasury Note	0.75		03/15/17	1,000,000	1,001,965
United States Treasury Note	0.88		06/15/17	1,000,000	1,003,477
United States Treasury Note	1.88		08/31/17	1,500,000	1,523,086
United States Treasury Note	1.00		09/15/17	1,000,000	1,005,352

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	25

Portfolio of Investments  |  Short-Term Government Securities Fund  |  June 30, 2016  |  (Unaudited) (Continued)

U. S. Government and Agency Obligations | 53.8% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
United States Treasury Note	0.88%		01/15/18	$1,000,000	$1,004,609
United States Treasury Note	0.75		04/15/18	4,000,000	4,011,092
United States Treasury Note	1.38		09/30/18	1,000,000	1,016,602
United States Treasury Note	0.88		10/15/18	2,000,000	2,010,704
United States Treasury Note	0.75		02/15/19	1,000,000	1,002,070
United States Treasury Note	1.63		04/30/19	500,000	512,852
Total U.S. Government and Agency Obligations (Cost $39,545,099)					40,150,286
Commercial Paper | 4.3% of portfolio

	Interest Rate/ Yield		Maturity Date	Face Amount	Value
ITC Holdings Corp (b)	0.75		07/05/16	2,226,000	2,225,779
Northwestern Corp (b)	0.86		07/11/16	1,000,000	999,777
Total Commercial Paper (Cost $3,225,576)					3,225,556
Money Market Fund | 3.5% of portfolio

				Shares
State Street Institutional Liquid Reserves Fund (Premier Class)	0.47	(f)		2,618,697	2,618,697
Total Money Market Fund (Cost $2,618,697)					2,618,697

Total Investment in Securities (Cost $73,738,927) | 100%					$74,689,061

(a)	Variable coupon rate as of June 30, 2016.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $3,618,269 and represents 4.8% of total investments.

(c)	Zero coupon rate.

(d)	Interest is paid at maturity.

(e)	Interest is paid at put date.

(f)	7-day yield at June 30, 2016.

26	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Short-Term Bond Fund  |  June 30, 2016  |  (Unaudited)

Corporate Bonds | 32.2% of portfolio

Consumer Discretionary | 0.3%	Interest Rate		Maturity Date	Face Amount	Value
Household Durables
Stanley Black & Decker Inc.	2.45%		11/17/18	$250,000	$255,435
Hotels, Restaurants, & Leisure
McDonald’s Corp.	2.10		12/07/18	350,000	358,180
Media
ABC Inc.	8.75		08/15/21	810,000	1,066,571
Total Consumer Discretionary					1,680,186

Consumer Staples | 1.4%
Beverages
Anheuser-Busch InBev Fin. Inc.	1.90		02/01/19	800,000	813,565
PepsiCo Inc.	1.13		07/17/17	950,000	952,553
PepsiCo Inc.	1.50		02/22/19	350,000	354,916
Food and Staples Retailing
Wal-Mart Stores Inc.	1.95		12/15/18	1,175,000	1,207,033
Personal Products
Alberto-Culver Co.	5.15		06/01/20	375,000	424,465
Colgate-Palmolive Co.	0.90		05/01/18	550,000	551,627
Colgate-Palmolive Co.	1.75		03/15/19	1,025,000	1,048,734
Procter & Gamble Co. (The)	1.90		11/01/19	1,625,000	1,670,716
Procter & Gamble Co. (The)	1.85		02/02/21	350,000	358,818
Tobacco
Phillip Morris International Inc.	1.25		11/09/17	500,000	501,821
Total Consumer Staples					7,884,248

Energy | 5.4%
Energy Equipment & Services
Cameron International Corp.	1.15		12/15/16	1,580,000	1,582,760
Cameron International Corp.	1.40		06/15/17	2,900,000	2,901,395
Cameron International Corp.	6.38		07/15/18	2,500,000	2,736,853
Oil, Gas, & Consumable Fuels
ANR Pipeline Co.	9.63		11/01/21	3,175,000	4,166,283
Chevron Corp.	1.35		11/15/17	500,000	502,610
Chevron Corp.	1.10		12/05/17	475,000	476,084
Chevron Corp.	1.37		03/02/18	1,400,000	1,407,689
Chevron Corp.	0.86	(a)	03/02/18	2,150,000	2,142,258
Chevron Corp.	1.72		06/24/18	975,000	986,390
Chevron Corp.	2.19		11/15/19	375,000	385,526
Chevron Corp.	1.04	(a)	11/15/19	2,175,000	2,155,740
Chevron Corp.	2.42		11/17/20	700,000	722,130
ConocoPhillips Co.	1.50		05/15/18	965,000	968,653
ConocoPhillips Co.	6.00		01/15/20	2,125,000	2,417,066
Colonial Pipeline Co. (b)	3.50		10/15/20	875,000	914,207
Exxon Mobil Corp.	1.82		03/15/19	1,050,000	1,069,930
Exxon Mobil Corp.	1.31		03/06/18	3,300,000	3,325,753
Marathon Oil Corp.	2.70		06/01/20	550,000	517,975
Total Energy					29,379,302

Financials | 6.5%
Banks
Agricultural Bank of China NY	1.56	(a)	05/21/18	665,000	665,122
Agricultural Bank of China NY	2.00		05/21/18	915,000	920,726
American Express Bank FSB	1.65		07/09/18	250,000	252,402
American Express Centurion Bank	1.60		06/25/18	250,000	251,421
Bank of America NA	5.30		03/15/17	4,775,000	4,902,507
Bank of America NA	0.95	(a)	06/15/17	1,600,000	1,594,766

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	27

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2016  |  (Unaudited) (Continued)

Corporate Bonds | 32.2% of portfolio (Continued)

Financials | 6.5% (Continued)	Interest Rate		Maturity Date	Face Amount	Value
Bank of America NA	1.75%		06/05/18	$1,250,000	$1,258,336
Capital One Bank USA NA	1.65		07/09/18	250,000	252,402
Capital One NA	1.60		07/16/18	250,000	252,406
Comenity Capital Bank	1.75		08/10/18	250,000	253,456
Compass Bank	1.30		07/31/17	250,000	250,834
Credit Suisse New York	1.66	(a)	09/13/16	1,980,000	1,982,237
Discover Bank	1.65		07/09/18	250,000	252,401
Flagstar Bancorp Inc. (b)	6.13		07/15/21	500,000	501,410
Goldman Sachs Bank USA	1.65		07/16/18	250,000	252,405
Goldman Sachs Group Inc.	2.03	(a)	11/15/17	685,000	684,999
HSBC Bank USA NA	4.88		08/24/20	2,575,000	2,797,730
Industrial & Commercial Bank of China NY	1.82	(a)	11/13/17	250,000	251,160
Industrial & Commercial Bank of China NY	2.35		11/13/17	250,000	252,265
JP Morgan Chase Bank NA	6.00		10/01/17	900,000	950,602
Sallie Mae Bank	1.50		10/30/17	250,000	251,304
State Bank of India NY	1.60		12/05/17	250,000	251,190
UBS AG, Stamford CT	1.80		03/26/18	1,675,000	1,690,936
World’s Foremost Bank	1.70		07/16/18	200,000	201,928
Capital Markets
Vesey Street Investment Trust I	4.40		09/01/16	2,275,000	2,287,210
Insurance
Aetna Inc.	1.31	(a)	12/08/17	310,000	310,451
Athene Global Funding (b)	2.88		10/23/18	3,050,000	3,026,396
Berkshire Hathaway Finance Corp.	1.23	(a)	03/07/18	250,000	251,277
Berkshire Hathaway Finance Corp.	1.45		03/07/18	250,000	252,296
Jackson National Life Global Funding (b)	1.88		10/15/18	775,000	784,264
Pricoa Global Funding I (b)	1.60		05/29/18	1,700,000	1,710,622
Diversified Financial Services
Fixed Income Trust for Wal-Mart Stores Inc. (b)	3.65	(a)	02/15/24	180,798	176,083
Xtra Finance Corp.	5.15		04/01/17	4,650,000	4,787,477
Real Estate Management & Development
Fishers Lane LLC (b)	2.03		04/05/17	435,000	435,004
Total Financials					35,196,025

Health Care | 1.3%
Health Care Equipment & Supplies
UnitedHealth Group Inc.	1.40		12/15/17	825,000	829,448
UnitedHealth Group Inc.	1.90		07/16/18	250,000	254,043
Pharmaceuticals
Bristol-Myers Squibb Co.	0.88		08/01/17	4,125,000	4,130,198
Johnson & Johnson	1.13		11/21/17	750,000	754,058
Johnson & Johnson	1.88		12/05/19	775,000	798,162
Merck & Co., Inc.	1.85		02/10/20	475,000	484,976
Total Health Care					7,250,885

Industrials | 2.1%
Aerospace & Defense
Parker Hannifin Corp.	5.50		05/15/18	1,475,000	1,600,884
Rockwell Collins Inc.	1.00	(a)	12/15/16	1,175,000	1,175,383
United Technologies Corp.	1.78		05/04/18	1,000,000	1,008,984
Industrial Conglomerates
General Electric Co.	5.25		12/06/17	3,900,000	4,134,667
General Electric Co.	1.18	(a)	12/07/17	1,300,000	1,295,418
General Electric Co.	1.46	(a)	12/20/17	1,100,000	1,102,662
Machinery
Caterpillar Inc.	1.50		06/26/17	500,000	502,969
Road & Rail
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	439,763	457,903

28	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2016  |  (Unaudited) (Continued)

Corporate Bonds | 32.2% of portfolio (Continued)

Industrials | 2.1% (Continued)	Interest Rate		Maturity Date	Face Amount	Value
Burlington Northern & Santa Fe Railway Co.	4.83%		01/15/23	$83,156	$89,729
Total Industrials					11,368,599

Information Technology | 4.8%
Communications Equipment
Cisco Systems Inc.	0.96	(a)	03/03/17	1,650,000	1,652,450
Cisco Systems Inc.	1.10		03/03/17	600,000	601,488
Cisco Systems Inc.	1.40		02/28/18	800,000	807,245
Software
Lender Processsing Services Inc.	5.75		04/15/23	1,175,000	1,230,812
Microsoft Corp.	0.88		11/15/17	250,000	250,327
Microsoft Corp.	1.00		05/01/18	900,000	903,587
Microsoft Corp.	1.63		12/06/18	675,000	686,761
Microsoft Corp.	2.00		11/03/20	950,000	974,340
Oracle Corp.	0.83	(a)	07/07/17	4,600,000	4,605,134
Technology Hardware, Storage & Peripherals
Intel Corp.	1.35		12/15/17	950,000	955,644
Apple Inc.	1.00		05/03/18	8,150,000	8,167,197
Apple Inc.	1.05		05/05/17	1,650,000	1,653,902
Apple Inc.	1.70		02/22/19	1,250,000	1,272,345
Apple Inc.	2.10		05/06/19	2,100,000	2,160,226
Total Information Technology					25,921,458

Utilities | 10.2%
Electric Utilities
Ameren Illinois Co.	6.25		04/01/18	1,525,000	1,656,060
Atlantic City Electric Co.	4.35		04/01/21	1,625,000	1,780,714
Centerpoint Energy Resources Corp.	6.13		11/01/17	2,485,000	2,632,276
Connecticut Light & Power Co.	5.75		09/01/17	325,000	341,500
Duke Energy Indiana Inc.	0.98	(a)	07/11/16	1,450,000	1,450,097
Duke Energy Florida Project Finance, LLC	1.20		03/01/22	6,700,000	6,704,904
Duke Energy Progress Inc.	0.84	(a)	11/20/17	225,000	224,288
Entergy Louisiana LLC	4.80		05/01/21	1,175,000	1,326,388
Georgia Power Co.	1.03	(a)	08/15/16	4,100,000	4,101,542
Gulf Power Co.	5.90		06/15/17	9,250,000	9,635,225
PacifiCorp	5.65		07/15/18	1,025,000	1,121,020
Public Service Co. of New Hampshire	4.50		12/01/19	2,575,000	2,820,856
San Diego Gas & Electric Co.	1.91		02/01/22	2,070,003	2,071,739
Southern California Edison Co.	1.13		05/01/17	325,000	325,709
Southern California Edison Co.	1.25		11/01/17	870,000	874,245
Southern California Edison Co.	1.85		02/01/22	6,278,571	6,238,596
Union Electric Co.	6.40		06/15/17	275,000	288,313
Union Electric Co.	5.10		08/01/18	975,000	1,044,047
Union Electric Co.	5.10		10/01/19	1,200,000	1,314,277
Westar Energy Inc.	5.10		07/15/20	1,275,000	1,435,510
Gas Utillities
El Paso Natural Gas Co.	5.95		04/15/17	800,000	823,478
Northern Natural Gas Co. (b)	4.25		06/01/21	475,000	495,317
Northwest Natural Gas Co.	7.00		08/01/17	2,200,000	2,324,500
Southern Natural Gas Company, LLC	4.40		06/15/21	1,100,000	1,140,569
WGL Holdings Inc.	2.25		11/01/19	2,125,000	2,157,238
Water Utillities
California Water Service Co.	5.88		05/01/19	1,275,000	1,422,212
Total Utilities					55,750,620

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	29

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2016  |  (Unaudited) (Continued)

Corporate Bonds | 32.2% of portfolio (Continued)

Telecomunication Services | 0.2%	Interest Rate		Maturity Date	Face Amount	Value
Wireless Telecommunication Services
Ameritech Capital Funding Corp.	6.45%		01/15/18	$1,200,000	$1,284,184
Total Telecommunication Services					1,284,184
Total Corporate Bonds (Cost $173,928,580)					175,715,507
Yankee Bonds | 8.6% of portfolio
Actavis Funding SCS	2.35		03/12/18	2,175,000	2,204,643
Alibaba Group Holding Ltd.	2.50		11/28/19	1,275,000	1,289,905
African Development Bank	8.80		09/01/19	1,350,000	1,641,339
Bayer US Finance LLC (b)	1.50		10/06/17	350,000	350,331
CNOOC Nexen Finance (2014) ULC	1.63		04/30/17	3,460,000	3,465,657
CNOOC Nexen Finance (2015) Australia Pty Ltd.	2.63		05/05/20	425,000	428,955
Commonwealth Bank of Australia (b)	1.88	(a)	03/31/17	800,000	804,570
Compagnie de Financement Foncier	0.60	(a)	03/22/17	2,100,000	2,087,425
Daimler Finance NA LLC (b)	1.38		08/01/17	400,000	400,776
Daimler Finance NA LLC (b)	0.98	(a)	08/01/17	775,000	773,797
DEPFA ACS Bank	0.56	(a)	06/20/17	1,100,000	1,089,997
Deutsche Bank AG	2.85		05/10/19	1,250,000	1,251,210
Deutsche Bank AG	2.54	(a)	05/10/19	750,000	757,412
Dexia Municipal Agency	5.25		02/16/17	1,100,000	1,128,421
Export-Import Bank of Korea	1.37	(a)	11/26/16	1,000,000	1,001,390
Glencore Funding LLC (b)	1.69	(a)	04/16/18	2,875,000	2,760,000
Hydro-Quebec	6.27		01/03/26	80,000	101,963
Hypothekenbank Frankfurt International SA	0.57	(a)	07/12/16	930,000	929,502
Landesbank Baden-Wuerttemberg	7.63		02/01/23	1,175,000	1,510,435
International Bank for Reconstruction and Development	0.00	(c)	05/01/18	295,000	287,297
Mizuho Bank Ltd. (b)	2.15		10/20/18	325,000	329,529
Nexen Energy ULC	5.65		05/15/17	515,000	528,941
Pentair Finance S.A.	2.90		09/15/18	950,000	959,623
Santander UK plc	2.50		03/14/19	250,000	252,573
Santander UK plc	2.14	(a)	03/14/19	250,000	250,223
Shell International Finance BV	1.90		08/10/18	3,175,000	3,229,794
Shell International Finance BV	1.63		11/10/18	2,125,000	2,146,556
Shell International Finance BV	2.13		05/11/20	665,000	678,777
Sinopec Group Overseas Development (2014) Ltd.(b)	1.75		04/10/17	1,075,000	1,078,507
Sinopec Group Overseas Development (2015) Ltd.(b)	2.50		04/28/20	1,075,000	1,086,691
Statoil ASA	1.25		11/09/17	2,500,000	2,506,233
Statoil ASA	1.95		11/08/18	325,000	329,417
Total Capital International SA	1.00		08/12/16	2,000,000	2,000,940
TransCanada PipeLines Ltd.	1.88		01/12/18	775,000	778,717
TransCanada PipeLines Ltd.	1.42	(a)	01/12/18	2,350,000	2,340,057
TransCanada PipeLines Ltd.	7.13		01/15/19	2,045,000	2,301,686
Volkswagen Group of America Finance LLC (b)	1.25		05/23/17	1,650,000	1,644,984
Total Yankee Bonds (Cost $46,090,271)					46,708,273
Asset Backed Securities | 24.0% of portfolio
Access Group Inc. 01	1.02	(a)	05/25/29	960,406	909,332
Access Group Inc. 04-A	0.90	(a)	04/25/29	335,315	331,794
Access Group Inc. 05-B	1.01	(a)	07/25/35	2,008,050	1,850,659
Ally Master Owner Trust 14-1	0.91	(a)	01/15/19	1,450,000	1,450,242
Ally Master Owner Trust 14-1	1.29		01/15/19	1,725,000	1,725,875
Ally Master Owner Trust 14-3	1.33		03/15/19	1,500,000	1,500,133
Ally Master Owner Trust 14-4	0.84	(a)	06/17/19	4,025,000	4,015,662

30	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2016  |  (Unaudited) (Continued)

Asset Backed Securities | 24.0% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Ally Master Owner Trust 14-4	1.43%		06/17/19	$4,075,000	$4,084,628
Ally Master Owner Trust 14-5	0.93	(a)	10/15/19	4,500,000	4,481,831
Ally Master Owner Trust 14-5	1.60		10/15/19	4,000,000	4,018,316
Ally Master Owner Trust 15-2	1.83		01/15/21	725,000	727,880
American Credit Acceptance Receivables Trust 16-A (b)	2.37		05/12/20	576,574	577,954
Avant Loans Funding Trust 16-A (b)	4.11		05/15/19	1,847,172	1,854,810
Avant Loans Funding Trust 16-B (b)	3.92		08/15/19	1,011,436	1,015,650
Axis Equipment Finance Receivables LLC 15-1 (b)	1.90		03/20/20	1,213,228	1,212,895
California Republic Auto Receivable Trust 15-3	2.13		05/17/21	2,100,000	2,129,176
CCR Inc. MT-100 Payment Rights Master Trust 12-C (b)	4.75		07/10/22	1,520,833	1,576,357
College Loan Corp Trust 07-2	0.89	(a)	01/25/24	19,395,000	18,803,303
CPS Auto Trust 13-A (b)	1.31		06/15/20	519,452	514,453
CPS Auto Trust 13-B (b)	1.82		09/15/20	529,000	526,928
CPS Auto Trust 13-C (b)	1.64		04/16/18	236,972	237,065
CPS Auto Trust 13-D (b)	1.54		07/16/18	74,606	74,604
CPS Auto Trust 14-C (b)	1.31		02/15/19	1,102,753	1,101,484
CPS Auto Trust 15-A (b)	1.53		07/15/19	1,363,487	1,361,670
DT Auto Owner Trust 16-1 (b)	2.00		09/16/19	971,502	974,405
Edlinc Student Loan Funding Trust 12-A (b)	3.44	(a)	10/01/25	3,248,502	3,264,079
Education Loan Asset Backed Trust 13-1 (b)	1.45	(a)	11/25/33	5,571,593	5,047,865
Element Rail Leasing I LLC 14-1 (b)	2.30		04/19/44	2,533,671	2,457,405
Element Rail Leasing I LLC 15-1 (b)	2.71		02/19/45	914,656	896,368
Element Rail Leasing I LLC 16-1 (b)	3.97		03/19/46	481,666	485,325
Entergy New Orleans Storm Recovery Fund 15-1	2.67		06/01/27	939,323	983,181
Exeter Automobile Receivables Trust 15-3 (b)	2.00		03/16/20	1,114,743	1,116,028
Exeter Automobile Receivables Trust 16-1 (b)	2.35		07/15/20	199,869	200,251
Flagship Credit Auto Trust 13-2 (b)	1.94		01/15/19	212,754	213,003
Flagship Credit Auto Trust 15-3 (b)	2.38		10/15/20	924,080	925,715
Ford Credit Floorplan Master Owner Trust 13-5	1.50		09/15/18	3,325,000	3,328,417
Ford Credit Floorplan Master Owner Trust 13-5	0.91	(a)	09/15/18	3,325,000	3,325,355
Ford Credit Floorplan Master Owner Trust 14-1	1.20		02/15/19	1,750,000	1,754,475
Ford Credit Floorplan Master Owner Trust 14-1	0.84	(a)	02/15/19	1,750,000	1,749,270
Ford Credit Floorplan Master Owner Trust 16-1	1.76		02/15/21	1,250,000	1,253,687
Ford Credit Floorplan Master Owner Trust 16-1	1.34	(a)	02/15/21	1,250,000	1,254,654
Foursight Capital Automobile Receivables Trust 16-1 (b)	2.87	(a)	10/15/21	975,000	974,336
FRS I LLC 13-1 (b)	1.80		04/15/43	175,189	172,127
Goal Capital Funding Trust 06-1	0.75	(a)	11/25/26	465,059	462,307
KeyCorp Student Loan Trust 00-A	0.95	(a)	05/25/29	642,497	618,143
KeyCorp Student Loan Trust 00-B	0.93	(a)	07/25/29	775,022	732,827
KeyCorp Student Loan Trust 04-A	0.93	(a)	10/28/41	380,099	377,961
KeyCorp Student Loan Trust 04-A	1.05	(a)	01/27/43	590,356	513,698
KeyCorp Student Loan Trust 05-A	1.03	(a)	09/27/40	482,497	420,275
KeyCorp Student Loan Trust 06-A	0.94	(a)	09/27/35	4,281,786	4,212,094
Longtrain Leasing III LLC 2015-1 (b)	2.98		01/15/45	683,119	661,112
Ocwen Master Advance Receivables Trust 15-1 (b)	2.54		09/17/46	825,000	825,055
One Main Financial Issuance Trust 14-2 (b)	2.47		09/18/24	2,300,000	2,305,002
One Main Financial Issuance Trust 15-2 (b)	2.57		07/18/25	925,000	924,740
Sierra Auto Receivables Securities Trust 16-1 (b)	2.85		01/18/22	925,000	924,983
Skopos Auto Receivables Trust 15-2 (b)	3.55		02/15/20	543,432	542,863
SLC Student Loan Trust 05-1	0.82	(a)	02/15/45	1,314,166	1,100,169
SLC Student Loan Trust 06-A	0.92	(a)	07/15/36	3,275,000	3,170,004
SLC Student Loan Trust 06-A	1.07	(a)	07/15/36	6,250,000	5,428,168
SLM Student Loan Trust 03-A	1.09	(a)	09/15/20	1,067,484	1,059,706
SLM Student Loan Trust 03-B	1.05	(a)	03/15/22	2,238,598	2,207,270
SLM Student Loan Trust 03-11	1.30	(a)	12/15/38	676,607	574,807
SLM Student Loan Trust 04-A	1.03	(a)	06/15/33	3,021,272	2,803,531
SLM Student Loan Trust 04-B	0.83	(a)	06/15/21	191,879	191,025
SLM Student Loan Trust 04-B	0.96	(a)	03/15/24	5,275,000	4,931,263

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	31

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2016  |  (Unaudited) (Continued)

Asset Backed Securities | 24.0% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
SLM Student Loan Trust 05-A	0.83	%(a)	06/15/23	$2,652,631	$2,542,883
SLM Student Loan Trust 06-A	0.82	(a)	12/15/23	3,159,472	3,117,263
SLM Student Loan Trust 07-A	0.75	(a)	09/15/25	762,203	754,787
Small Business Administration 02-20K	5.08		11/01/22	22,799	24,525
Springcastle Funding Asset-Backed Notes 14-A(b)	2.70		05/25/23	1,430,711	1,435,591
ThunderRoad Motorcycle Trust 16-1 (b)	4.00		09/15/22	1,852,303	1,854,692
Total Asset Backed Securities (Cost $129,900,487)					131,175,391
Mortgage Backed Securities | 2.9% of portfolio
Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	113,579	108,110
ACE Securities Corp. 06-ASL1	0.73	(a)	02/25/36	322,445	180,024
ACE Securities Corp. 06-GP1	0.71	(a)	02/25/31	18,145	17,809
ACE Securities Corp. 06-SL1	0.77	(a)	09/25/35	122,196	69,490
Adjustable Rate Mortgage Trust 05-10	2.96	(a)	01/25/36	68,931	58,632
American Business Financial Services 02-1	7.01		12/15/32	68,495	66,622
American Home Mortgage Investment Trust 05-01	2.96	(a)	06/25/45	96,091	94,017
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	15,353	15,249
Amresco Residential Securities 98-1	7.50		10/25/27	47,351	53,425
Banc of America Alternative Loan Trust Inc. 07-2	5.75		06/25/37	107,096	87,643
Banc of America Funding Corp. 04-A	2.75	(a)	09/20/34	10,967	10,832
Banc of America Funding Corp. 05-G	2.87	(a)	10/20/35	225,986	210,064
Banc of America Funding Corp. 07-5	6.50		07/25/37	33,892	32,849
Banc of America Mortgage Securities Inc. 02-J	3.74	(a)	09/25/32	2,753	2,569
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	7,778	7,894
Banc of America Mortgage Securities Inc. 05-C	3.20	(a)	04/25/35	25,694	23,646
Bayview Financial Acquisition Trust 06-D	5.93		12/28/36	4,450,000	4,341,041
Bayview Financial Asset Trust 07-SR1A (b)	0.90	(a)	03/25/37	176,647	150,898
Bear Stearns Adjustable Rate Mortgage Trust 04-10	2.91	(a)	01/25/35	237,715	216,342
Bear Stearns Adjustable Rate Mortgage Trust 05-12	3.17	(a)	02/25/36	29,868	28,054
Bear Stearns ALT-A Trust 04-11	3.22	(a)	11/25/34	14,297	12,765
Bear Stearns ALT-A Trust 05-4	2.91	(a)	05/25/35	89,427	85,640
Bear Stearns ALT-A Trust 05-9	2.95	(a)	11/25/35	45,620	33,466
Bear Stearns ALT-A Trust 06-6	2.91	(a)	11/25/36	172,314	128,416
Bear Stearns Asset Backed Securities Trust 03-3	1.63	(a)	06/25/43	50,230	47,736
Bear Stearns Asset Backed Securities Trust 04-HE5	2.32	(a)	07/25/34	136,920	133,334
Bear Stearns Structured Products Inc., 00-1 (b)	7.33	(a)	08/28/33	2,054	1,853
CDC Mortgage Capital Trust 02-HE1	1.07	(a)	01/25/33	295,334	272,054
Chase Mortgage Finance Corp. 05-A1	2.66	(a)	12/25/35	8,899	8,402
Chaseflex Trust 05-2	6.00		06/25/35	97,274	86,626
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	13,523	13,488
CITICORP Mortgage Securities, Inc. 07-1	5.89	(d)	03/25/37	194,201	202,766
Citigroup Mortgage Loan Trust, Inc. 05-7	2.69	(a)	09/25/35	231,977	174,925
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	57,731	57,667
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	127,351	132,337
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	22,795	18,599
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	45,163	45,608
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	103,008	97,795
Countrywide Alternative Loan Trust 05-43	2.65	(a)	10/25/35	27,878	21,814
Countrywide Asset Backed Certificate 02-S2	5.98		01/25/17	62,936	63,144
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	93,815	93,438
Countrywide Asset Backed Certificate 04-S1	5.12		02/25/35	29,474	29,928
Countrywide Asset Backed Certificate 06-S7	5.71	(a)	11/25/35	70,678	70,103
Countrywide Asset Backed Certificate 07-S1	5.69		11/25/36	40,311	39,759
Countrywide Home Loans 03-49	2.66	(a)	12/19/33	25,248	25,537
Countrywide Home Loans 05-HYB8	2.75	(a)	12/20/35	88,022	68,579
Countrywide Home Loans 06-HYB5	2.70	(a)	09/20/36	57,247	41,741

32	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2016  |  (Unaudited) (Continued)

Mortgage Backed Securities | 2.9% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Credit Suisse First Boston Mortgage 03-21	4.75%		08/25/18	$13,711	$13,768
Credit Suisse First Boston Mortgage 03-AR24	2.80	(a)	10/25/33	181,536	179,981
Credit Suisse First Boston Mortgage 03-FFA	6.44	(a)	02/25/33	17,223	17,126
Credit Suisse First Boston Mortgage 04-AR3	2.88	(a)	04/25/34	49,976	50,837
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	51,366	50,339
Credit Suisse First Boston Mortgage 06-2	5.91	(a)	07/25/36	1,120,000	89,973
DLJ Mortgage Acceptance Corp. 91-3	2.15	(a)	01/25/21	4,477	4,479
Encore Credit Receivables Trust 05-3	1.18	(a)	10/25/35	526,029	516,670
FHLMC 2649	4.50		07/15/18	39,810	40,812
FHLMC 780754	2.50	(a)	08/01/33	3,549	3,749
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	13,741	13,760
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	2.43	(a)	09/25/34	19,915	19,284
First Horizon Mortgage Pass-Through Trust 05-AR2	3.24	(a)	05/25/35	100,082	90,949
FNMA 03-38	5.00		03/25/23	4,156	4,192
FNMA 03-86	4.50		09/25/18	9,935	10,032
FNMA 813842	2.07	(a)	01/01/35	11,765	12,126
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	33,058	31,561
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	1,038,513
GNMA 03-11	4.00		10/17/29	84,719	90,433
GNMA 03-26	0.89	(a)	04/16/33	9,903	9,956
GNMA 04-17	4.50		12/20/33	16,375	17,483
GNMA 583189	4.50		02/20/17	2,284	2,337
Green Tree Financial Corp. 98-5	6.22		03/01/30	80,089	84,199
GS Mortgage Loan Trust 03-10	2.62	(a)	10/25/33	80,792	78,003
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	19,677	19,970
GS Mortgage Loan Trust 05-AR3	3.07	(a)	05/25/35	58,975	54,347
GS Mortgage Loan Trust 05-AR6	3.06	(a)	09/25/35	36,694	36,478
Home Equity Mortgage Trust 06-1	5.80		05/25/36	948,552	693,552
Home Savings of America 9	3.33	(a)	11/25/17	19,508	19,498
Home Savings of America 11	4.84	(a)	01/25/18	14,014	13,995
IMPAC Secured Assets Corp. 03-3	5.06	(a)	08/25/33	104,316	107,530
Indymac Indx Mortgage Loan Trust 04-AR6	2.65	(a)	10/25/34	6,084	5,725
Indymac Indx Mortgage Loan Trust 05-AR15	2.80	(a)	09/25/35	29,968	24,967
Indymac Residential Mortgage-Backed Trust 05-L1 (g)	0.85	(a)	07/25/13	181,808	65,464
JP Morgan Mortgage Trust 05-A2	2.42	(a)	04/25/35	173,960	170,120
Lehman ABS Manufactured Housing Contract 01-B	4.35		04/15/40	38,065	38,548
Master Adjustable Rate Mortgages Trust 04-13	2.85	(a)	04/21/34	18,021	18,028
Master Adjustable Rate Mortgages Trust 05-1	2.77	(a)	01/25/35	16,306	15,792
Master Alternative Loans Trust 03-5	6.00		08/25/33	39,864	41,695
Master Asset Backed Securities Trust 07-NCW (b)	0.75	(a)	05/25/37	391,160	324,487
Master Asset Securitization Trust 03-6	5.00		07/25/18	2,907	2,902
Master Asset Securitization Trust 07-1	6.00		10/25/22	14,345	14,117
Merrill Lynch Mortgage Investors Trust 03-A2	2.41	(a)	02/25/33	30,208	29,395
Merrill Lynch Mortgage Investors Trust 06-SL1	0.81	(a)	09/25/36	56,169	55,676
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	8,761	8,813
Morgan Stanley Mortgage Loan Trust 05-5AR	2.94	(a)	09/25/35	32,915	23,423
Morgan Stanley Mortgage Loan Trust 06-1AR	2.99	(a)	02/25/36	108,286	82,937
Morgan Stanley Mortgage Loan Trust 07-10XS	6.00		07/25/47	611,578	170,347
New Century Home Equity Loan Trust 97-NC5	7.20	(a)	10/25/28	4	4
Nomura Asset Acceptance Corporation 06-AF2	0.55	(a)	08/25/36	167,985	58,264
Nomura Asset Acceptance Corporation 07-1	5.96		03/25/47	168,683	167,399
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	233,566	233,396
Oakwood Mortgage Investors, Inc. 02-A (g)	0.25	(a)	09/15/14	109,013	96,801
Option One Mortgage Loan Trust 07-FXD2	5.90		03/25/37	13,345	12,237
Ownit Mortgage Loan Asset Backed Certificate 05-5	1.03	(a)	10/25/36	49,543	49,407
Prime Mortgage Trust 05-2	5.00		07/25/20	15,752	15,816
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	28,913	26,805
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	258,523	211,838

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	33

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2016  |  (Unaudited) (Continued)

Mortgage Backed Securities | 2.9% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Residential Asset Mortgage Products Inc. 02-RS5	4.75%		09/25/32	$85,425	$85,632
Residential Asset Mortgage Products Inc. 03-RZ3	4.62		06/25/33	99,130	95,857
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	17,776	18,019
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	122,814	106,550
Residential Funding Mortgage Securities 00-HI5	7.98		12/25/25	51,362	51,093
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	7,514	7,579
Residential Funding Mortgage Securities I 05-SA2	3.14	(a)	06/25/35	31,232	26,084
Residential Funding Mortgage Securities I 06-SA1	3.91	(a)	02/25/36	35,569	32,050
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	10,456	10,461
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	8	8
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	2.72	(a)	03/25/34	15,092	14,991
Structured Adjustable Rate Mortgage Loan Trust 04-4	2.94	(a)	04/25/34	384,566	377,166
Structured Adjustable Rate Mortgage Loan Trust 04-11	2.82	(a)	08/25/34	30,954	30,651
Structured Adjustable Rate Mortgage Loan Trust 04-18	2.97	(a)	12/25/34	65,458	47,151
Structured Adjustable Rate Mortgage Loan Trust 05-11	2.94	(a)	05/25/35	256,340	235,502
Structured Adjustable Rate Mortgage Loan Trust 06-1	2.73	(a)	02/25/36	21,506	18,681
Structured Adjustable Rate Mortgage Loan Trust 06-4	2.81	(a)	05/25/36	64,313	49,040
Structured Adjustable Rate Mortgage Loan Trust 06-4	2.90	(a)	05/25/36	63,941	53,233
Structured Asset Mortgage Investments 04-AR5	2.48	(a)	10/19/34	22,818	22,310
Structured Asset Securities Corp. 98-RF1 (b)	6.08	(a)	04/15/27	20,910	20,745
Structured Asset Securities Corp. 03-37A	2.94	(a)	12/25/33	137,622	135,000
Structured Asset Securities Corp. 04-3	5.20	(a)	03/25/24	103,134	104,431
Terwin Mortgage Trust 04-5HE	1.33	(a)	06/25/35	471,910	438,478
Wachovia Mortgage Loan Trust 06-A	2.91	(a)	05/20/36	92,445	87,469
Washington Mutual Mortgage Securities Corp. 04-AR3	2.79	(a)	06/25/34	36,732	36,959
Washington Mutual Mortgage Securities Corp. 04-AR14	2.60	(a)	01/25/35	65,558	65,500
Washington Mutual MSC Mortgage Pass-Through
Certificates 03-MS2	5.00		03/25/18	6,549	6,613
Wells Fargo Mortgage Backed Securities Trust 04-B	2.73	(a)	02/25/34	11,352	11,259
Wells Fargo Mortgage Backed Securities Trust 04-E	3.08	(a)	05/25/34	15,108	15,229
Wells Fargo Mortgage Backed Securities Trust 04-EE	2.98	(a)	12/25/34	13,509	13,907
Wells Fargo Mortgage Backed Securities Trust 04-F	2.91	(a)	06/25/34	42,127	42,548
Wells Fargo Mortgage Backed Securities Trust 04-I	2.83	(a)	07/25/34	2,990	3,020
Wells Fargo Mortgage Backed Securities Trust 04-K	3.11	(a)	07/25/34	56,464	56,267
Wells Fargo Mortgage Backed Securities Trust 04-K	3.08	(a)	07/25/34	22,299	23,097
Wells Fargo Mortgage Backed Securities Trust 04-K	3.08	(a)	07/25/34	24,807	25,600
Wells Fargo Mortgage Backed Securities Trust 04-R	2.74	(a)	09/25/34	30,172	30,841
Wells Fargo Mortgage Backed Securities Trust 05-AR14	2.81	(a)	08/25/35	13,969	13,661
Wells Fargo Mortgage Backed Securities Trust 05-AR15	2.74	(a)	09/25/35	114,661	112,487
Wells Fargo Mortgage Backed Securities Trust 05-AR16	2.75	(a)	10/25/35	27,877	26,910
Wells Fargo Mortgage Backed Securities Trust 06-AR4	3.19	(a)	04/25/36	24,212	22,140
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.64	(a)	12/25/36	16,044	14,929
Total Mortgage Backed Securities (Cost $17,640,314)					15,752,213
Municipal Bonds | 20.7% of portfolio
Alaska Housing Finance Corp.	2.80		12/01/26	125,000	127,138
Alaska Housing Finance Corp.	1.26	(a)	06/01/43	5,150,000	5,154,172
Alaska Student Loan Corp.	0.95	(a)	08/25/31	887,481	873,645
Atlantic City NJ	4.00		11/01/16	400,000	319,324
Austin TX	1.58		09/01/17	3,250,000	3,291,698
Colorado Housing & Finance Authority	1.17		05/01/17	1,350,000	1,357,169
Colorado Housing & Finance Authority	1.69		05/01/18	1,335,000	1,354,571
Colorado State Department of Corrections	2.26		09/01/17	3,375,000	3,432,038
Desert Sands California Unified School District	2.28		06/01/19	375,000	383,775
Energy Northwest, WA	2.15		07/01/18	850,000	873,197
Florida Hurricane Catastrophe Fund Finance Corp.	1.30		07/01/16	1,750,000	1,750,000

34	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2016  |  (Unaudited) (Continued)

Municipal Bonds | 20.7% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Florida State Board of Administration Finance Corp.	2.16%		07/01/19	$4,375,000	$4,490,413
Illinois, State of Sales Tax Revenue	2.23		06/15/19	3,625,000	3,704,206
Indiana Bond Bank	1.48		01/15/17	1,285,000	1,291,746
Indiana Bond Bank	2.08		01/15/19	300,000	306,765
Jersey City, NJ	1.51		09/01/16	950,000	950,789
Jobsohio Beverage System, OH	1.57		01/01/17	925,000	929,680
Lehigh County Authority PA	3.44		12/01/18	3,825,000	3,969,126
Mississippi, State of	2.40		10/01/22	225,000	235,609
New Jersey Economic Development Authority	0.00	(c)	02/15/17	1,890,000	1,870,968
New Jersey Economic Development Authority	0.00	(c)	02/15/18	3,125,000	3,030,219
New Jersey Economic Development Authority	0.00	(c)	02/15/19	4,015,000	3,785,422
New Jersey Economic Development Authority	0.00	(c)	02/15/20	11,550,000	10,635,124
New Jersey Economic Development Authority	0.00	(c)	02/15/21	1,350,000	1,202,607
New Jersey Economic Development Authority	0.00	(c)	02/15/22	755,000	633,838
New Orleans Louisiana	2.12		09/01/17	825,000	832,532
New Orleans Louisiana	2.80		09/01/19	1,725,000	1,782,339
New York City, NY Transitional Finance Authority	1.80		08/01/18	1,475,000	1,499,721
New York City, NY Transitional Finance Authority	1.85		05/01/19	2,025,000	2,061,369
New York City, NY Transitional Finance Authority	2.45		08/01/20	1,000,000	1,037,570
New York City, NY Transitional Finance Authority	2.75		11/01/20	2,695,000	2,833,819
New York City, NY Transitional Finance Authority	2.85		02/01/21	2,775,000	2,935,783
New York State Urban Development Corp.	2.35		03/15/20	4,350,000	4,555,842
North Carolina Housing Finance Agency	4.00		01/01/30	1,340,000	1,432,768
North Carolina State Education Assistance Authority	1.25	(a)	07/25/39	784,629	768,575
Oklahoma Student Loan Authority	0.95	(a)	02/25/32	692,843	664,049
Pennsylvania Higher Education Assistance Agency (b)	1.00	(a)	05/25/27	287,603	282,015
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/18	9,720,000	9,404,100
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/19	2,500,000	2,366,975
Philadelphia Pennsylvania Authority for Industrial Development	0.00	(c)	04/15/20	5,285,000	4,826,209
Puerto Rico, Commonwealth of	5.50		07/01/16	1,250,000	1,250,000
Puerto Rico, Commonwealth of	5.50		07/01/17	320,000	326,774
Puerto Rico, Commonwealth of	5.50		07/01/17	230,000	235,996
Puerto Rico, Commonwealth of	5.50		07/01/18	340,000	353,267
Puerto Rico, Commonwealth of	5.25		07/01/18	390,000	405,226
Puerto Rico, Commonwealth of	5.50		07/01/19	250,000	263,260
Puerto Rico Electric Power Authority	5.00		07/01/18	300,000	303,027
Puerto Rico Electric Power Authority	5.00		07/01/17	330,000	339,619
Puerto Rico Electric Power Authority	5.50		07/01/17	500,000	517,000
Puerto Rico Highway & Transportation Authority	5.50		07/01/16	875,000	875,000
Puerto Rico Highway & Transportation Authority	5.50		07/01/17	725,000	753,355
Puerto Rico Highway & Transportation Authority	6.00		07/01/18	420,000	442,037
Puerto Rico Highway & Transportation Authority	5.50		07/01/19	475,000	496,413
Puerto Rico Highway & Transportation Authority	6.25		07/01/21	2,400,000	2,624,952
Puerto Rico Sales Tax Financing Corp.	5.25		08/01/19	3,175,000	1,413,002
Puerto Rico Sales Tax Financing Corp.	4.38		08/01/20	905,000	394,806
Puerto Rico Sales Tax Financing Corp.	3.38		08/01/16	575,000	518,259
Stockton California Pension Obligation	5.14		09/01/17	790,000	796,754
Utah Infrastructure Agency	3.20		10/15/16	175,000	176,067
University of California	2.85		05/15/20	540,000	572,314
Utility Debt Securitization Authority, NY	2.04		06/15/21	250,000	255,037
Vermont Student Assistance Corp.	1.15	(a)	07/28/34	1,018,462	987,786
Village of Rosemont Illinois	2.14		12/01/16	1,375,000	1,379,977
Village of Rosemont Illinois	2.77		12/01/18	1,375,000	1,409,609
Virginia Housing Development Authority	1.11		10/01/16	550,000	550,522
Wayne County Michigan	4.25		12/01/18	1,000,000	1,012,070

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	35

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2016  |  (Unaudited) (Continued)

Municipal Bonds | 20.7% of portfolio (Continued)

	Interest Rate		Maturity Date	Face Amount	Value
Wayne County Michigan Building Authority	7.33%		12/01/16	$740,000	$743,234
Total Municipal Bonds (Cost $111,993,111)					112,632,268
U.S. Government and Agency Obligations | 6.0% of portfolio
Overseas Private Investment Corp.	3.56	(e)	04/23/17	1,000,000	1,262,500
Overseas Private Investment Corp.	1.50	(f)	11/17/17	1,100,000	1,177,371
Overseas Private Investment Corp.	1.30		06/15/19	514,286	516,099
Overseas Private Investment Corp.	0.83	(f)	11/08/19	1,375,000	1,411,484
Overseas Private Investment Corp.	1.50	(f)	11/15/20	1,075,000	1,146,627
Overseas Private Investment Corp.	2.52		09/15/22	1,750,000	1,817,919
Tennessee Valley Authority	0.00	(c)	06/15/21	595,000	549,799
U.S. Department of Housing & Urban Development	1.88		08/01/19	950,000	980,974
U.S. Department of Housing & Urban Development	6.07		08/01/21	12,000	12,032
U.S. Department of Housing & Urban Development	6.12		08/01/22	109,000	109,414
U.S. Treasury Notes	0.75		03/15/17	2,950,000	2,955,797
U.S. Treasury Notes	1.00		03/31/17	10,000,000	10,037,500
U.S. Treasury Notes	0.88		06/15/17	2,900,000	2,910,083
U.S. Treasury Notes	1.88		08/31/17	1,925,000	1,954,628
U.S. Treasury Notes	1.00		09/15/17	1,700,000	1,709,098
U.S. Treasury Notes	1.63		04/30/19	1,975,000	2,025,764
U.S. Treasury Notes	1.38		10/31/20	2,175,000	2,214,676
Total U.S. Government and Agency Obligations (Cost $32,416,710)					32,791,765
Commercial Paper | 5.6% of portfolio
China Power International Development Ltd.	0.75		07/01/16	13,388,000	13,387,843
Motiva Enterprises LLC.	1.38		07/11/16	6,000,000	5,998,845
Motiva Enterprises LLC.	1.38		07/12/16	5,000,000	4,998,945
Ricoh Finance Corp. (b)	0.85		07/07/16	6,346,000	6,345,101
Total Commercial Paper (Cost $30,728,693)					30,730,734
Money Market | less than 0.1% of portfolio

				Shares
State Street Institutional Liquid Reserves Fund (Premier Class)	0.47	(h)		616	616
Total Money Market Account (Cost $616)					616

Total Investment in Securities | 100% (Cost $542,698,782)					$545,506,767

(a)	Variable coupon rate as of June 30, 2016.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $60,652,402 and represents 11.1% of total investments.

(c)	Zero coupon security, purchased at a discount.

(d)	Step coupon security, the current rate may be adjusted upwards before maturity date.

(e)	Interest is paid at maturity.

36	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  June 30, 2016  |  (Unaudited) (Continued)

(f)	Interest is paid at put date.

(g)	Security did not mature on maturity date. While additional principal and interest have been received past the maturity date, the amount and timing of future payments is uncertain.

(h)	7-day yield at June 30, 2016.

NA	– National Association

LLC	– Limited Liablity Company

AG	– Aktiengesellschaft

SA	– Sociedad Anónima or Société Anonyme

plc	– Public Limited Company

BV	– Besloten Vennootschap

ULC	– Unlimited Liability Corporation

ASA	– Allmennaksjeselskap

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	37

Portfolio of Investments

Stock Index Fund  |  June 30, 2016  |  (Unaudited)

	Cost	Value
Investment in S&P 500 Index Master Portfolio	$52,441,986	$118,011,373

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. As of June 30, 2016, the Stock Index Fund’s ownership interest in the S&P 500 Index Master Portfolio was 1.44%. See the Portfolio of Investments for the S&P 500 Index Master Portfolio in the Appendix for holdings information.

38	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Value Fund   |  June 30, 2016   |  (Unaudited)

Common Stocks | 97.9% of portfolio

Consumer Discretionary | 5.2%	Shares	Value
Auto Components
Cooper Tire & Rubber Co.	440,000	$13,120,800
Distributors
Genuine Parts Co.	315,400	31,934,250
LKQ Corp. (a)	82,398	2,612,017
Total Consumer Discretionary		47,667,067

Consumer Staples | 3.1%
Food Products
J.M. Smucker Co. (The)	148,853	22,686,686
WhiteWave Foods Co. (The) (Class A) (a)	113,627	5,333,651
Total Consumer Staples		28,020,337

Energy | 9.4%
Energy Equipment & Services
Baker Hughes Inc.	187,000	8,439,310
Helmerich & Payne, Inc.	110,000	7,384,300
Oil, Gas, & Consumable Fuels
Chevron Corp.	295,000	30,924,850
ConocoPhillips	452,400	19,724,640
Marathon Oil Corp.	663,100	9,953,131
QEP Resources, Inc.	552,400	9,738,812
Total Energy		86,165,043

Financials | 12.0%
Banks
Bank of America Corp.	600,200	7,964,654
JPMorgan Chase & Co.	517,600	32,163,664
Wells Fargo & Co.	221,000	10,459,930
Insurance
Allstate Corp. (The)	369,000	25,811,550
American International Group, Inc.	423,298	22,388,231
Chubb Limited	85,469	11,171,653
Total Financials		109,959,682

Health Care | 21.5%
Biotechnology
AbbVie Inc.	399,000	24,702,090
Health Care Equipment & Supplies
Abbott Laboratories	399,000	15,684,690
Medtronic, plc	198,465	17,220,808
Life Sciences Tools & Services
Mettler-Toledo International Inc. (a)	45,000	16,421,400
Pharmaceuticals
Bristol-Myers Squibb Co.	719,700	52,933,935
GlaxoSmithKline plc ADR	454,000	19,676,360
Merck & Co., Inc.	193,194	11,129,906
Pfizer, Inc.	1,107,000	38,977,470
Total Health Care		196,746,659

Industrial s | 17.6%	Shares	Value
Aerospace & Defense
Honeywell International Inc.	281,100	$32,697,552
Airlines
Southwest Airlines Co.	844,100	33,097,161
Commercial Services & Supplies
Tyco International plc	164,850	7,022,610
Industrial Conglomerates
General Electric Co.	1,364,000	42,938,720
Machinery
Flowserve Corp.	285,900	12,914,103
Parker-Hannifin Corp.	246,400	26,623,520
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	130,500	5,890,770
Total Industrials		161,184,436

Information Technology | 18.0%
Communications Equipment
Cisco Systems, Inc.	1,343,500	38,545,015
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	15,011,364
Internet Software & Services
Alphabet Inc. (Class C) (a)	28,000	19,378,800
IT Services
Leidos Holdings Inc.	150,750	7,216,402
Visa Inc. (Class A)	356,000	26,404,520
Semiconductors & Semiconductor Equipment
Intel Corp.	1,185,000	38,868,000
Software
Microsoft Corp.	362,000	18,523,540
Total Information Technology		163,947,641

Materials | 10.6%
Chemicals
Dow Chemical Co. (The)	711,900	35,388,549
Containers & Packaging
Avery Dennison Corp.	520,000	38,870,000
Bemis Co., Inc.	433,600	22,326,064
Total Materials		96,584,613

Utilities | 0.5%
Gas Utilities
Questar Corp.	169,814	4,308,181
Total Utilities		4,308,181
Total Common Stocks (Cost $520,863,783)		894,583,659

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	39

Portfolio of Investments  |  Value Fund  |  June 30, 2016  |  (Unaudited) (Continued)

Commercial Paper | 2.1% of portfolio

	Face Amount	Value
ITC Holdings Corp., 0.73%, 07/05/16 (b)	$2,400,000	$2,399,762
Northwestern Corp., 0.60%, 07/01/16 (b)	9,000,000	8,999,824
VW Credit Inc., 0.77%, 07/07/16 (b)	7,638,000	7,636,931
Total Commercial Paper (Cost $19,036,825)		19,036,517
Money Market Fund | Less than 0.1% of portfolio

	Shares
State Street Institutional Liquid Reserves Fund (Premier Class), 0.47% (c)	317	317
Total Money Market Fund (Cost $317)		317

Total Investments in Securities (Cost $539,900,925) | 100%		$913,620,493

(a)	Non-income producing.

(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid under criteria established by the Fund’s Board of Directors. The total of such securities at period-end amounts to $19,036,517 and represents 2.1% of total investments.

(c)	7-day yield at June 30, 2016.

plc	– Public Limited Company

ADR	– American Depositary Receipt

40	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Growth Fund  |  June 30, 2016   |  (Unaudited)

Common Stocks | 98.7% of portfolio

Consumer Discretionary | 26.9%	Shares	Value
Automobiles
Ferrari NV	13,270	$543,141
Tesla Motors, Inc. (a)	7,740	1,643,047
Hotels, Restaurants & Leisure
Hilton Worldwide Holdings Inc.	93,213	2,100,089
MGM Resorts International (a)	79,297	1,794,491
Royal Caribbean Cruises Ltd.	6,800	456,620
Starbucks Corp.	17,000	971,040
Internet & Catalog Retail
Amazon.com, Inc. (a)	13,170	9,424,715
Netflix, Inc. (a)	15,300	1,399,644
Priceline Group, Inc. (The) (a)	4,080	5,093,513
Multiline Retail
Dollar General Corp.	17,700	1,663,800
Specialty Retail
Lowe’s Cos., Inc.	23,800	1,884,246
Tractor Supply Co.	16,965	1,546,869
Textiles, Apparel & Luxury Goods
Hanesbrands Inc.	38,900	977,557
Total Consumer Discretionary		29,498,772

Consumer Staples | 1.5%
Food & Staples Retailing
Costco Wholesale Corp.	6,000	942,240
Tobacco
Philip Morris International Inc.	7,300	742,556
Total Consumer Staples		1,684,796

Financials | 6.4%
Capital Markets
Morgan Stanley	105,300	2,735,694
State Street Corp.	16,400	884,288
TD Ameritrade Holding Corp.	38,165	1,086,748
Diversified Financial Services
CME Group Inc.	7,200	701,280
Intercontinental Exchange, Inc.	6,040	1,545,998
Total Financials		6,954,008

Health Care | 21.5%
Biotechnology
Alexion Pharmaceuticals Inc. (a)	15,008	1,752,334
Biogen Inc. (a)	2,250	544,095
BioMarin Pharmaceutical Inc. (a)	3,200	248,960
Celgene Corp. (a)	9,600	946,848
Incyte Corp. (a)	5,500	439,890
Vertex Pharmaceuticals, Inc. (a)	13,500	1,161,270
Health Care Equipment & Supplies
Intuitive Surgical, Inc. (a)	4,113	2,720,379
Stryker Corp.	8,000	958,640
Health Care Providers & Services
Aetna Inc.	9,340	1,140,694
Anthem, Inc.	11,200	1,471,008
Centene Corp. (a)	7,900	563,823
Cigna Corp.	8,300	1,062,317
Humana Inc.	8,200	1,475,016
Unitedhealth Group Inc.	18,600	2,626,320

Health Care | 21.5% (Continued)	Shares	Value
Life Sciences Tools & Services
Illumina, Inc. (a)	2,100	$294,798
Pharmaceuticals
Allergan plc (a)	9,646	2,229,094
Bristol-Myers Squibb Co.	43,900	3,228,845
Eli Lilly and Co.	8,000	630,000
Total Health Care		23,494,331

Industrials | 12.7%
Aerospace & Defense
Boeing Co. (The)	26,500	3,441,555
Textron Inc.	20,200	738,512
Airlines
Alaska Air Group, Inc.	20,400	1,189,116
American Airlines Group Inc.	70,150	1,985,947
Air Freight & Logistics
FedEx Corp.	8,600	1,305,308
Machinery
Flowserve Corp.	9,910	447,635
Wabtec Corp.	6,316	443,573
Industrial Conglomerates
Danaher Corp.	43,000	4,343,000
Total Industrials		13,894,646

Information Technology | 27.8%
Communications Equipment
Juniper Networks, Inc.	22,600	508,274
Palo Alto Networks, Inc. (a)	2,700	331,128
Internet Software & Services
Alphabet Inc. (Class A) (a)	6,200	4,361,886
Alphabet Inc. (Class C) (a)	3,512	2,430,655
Facebook, Inc. (Class A) (a)	38,700	4,422,636
Tencent Holdings Ltd. ADR	47,100	1,081,887
IT Services
PayPal Holdings, Inc. (a)	28,200	1,029,582
Visa Inc. (Class A)	54,900	4,071,933
Semiconductors & Semiconductor Equipment
ASML Holding NV ADR	12,900	1,279,809
NXP Semiconductors NV (a)	20,360	1,595,003
Software
Microsoft Corp.	57,900	2,962,743
Mobileye NV ADR (a)	20,700	955,098
NetSuite Inc. (a)	11,400	829,920
salesforce.com, Inc. (a)	26,900	2,136,129
ServiceNow, Inc. (a)	13,300	883,120
Workday, Inc. (Class A) (a)	6,400	477,888
Technology Hardware, Storage, & Peripherals
Apple Inc.	11,600	1,108,960
Total Information Technology		30,466,651

Materials | 1.1%
Construction Materials
Vulcan Materials Co.	9,600	1,155,456
Total Materials		1,155,456

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	41

Portfolio of Investments  |  Growth Fund  |  June 30, 2016  |  (Unaudited) (Continued)

Common Stocks | 98.7% of portfolio (Continued)

Telecommunication Services | 0.8%	Shares	Value
Wireless Telecommunication Services
T-Mobile US, Inc. (a)	20,400	$882,708
Total Telecommunication Services		882,708
Total Common Stocks (Cost $92,541,791)		108,031,368
Money Market Fund | 1.3% of portfolio
State Street Institutional Liquid Reserves Fund (Premier Class), 0.47% (b)	1,469,531	1,469,531
Total Money Market Fund (Cost $1,469,531)		1,469,531

Total Investments in Securities (Cost $94,011,322) | 100%		$109,500,899

(a)	Non-income producing.

(b)	7-day yield at June 30, 2016.

NV	– Naamloze Vennottschap

plc	– Public Limited Company

ADR	– American Depositary Receipt

42	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Small-Company Stock Fund  |  June 30, 2016  |  (Unaudited)

Common Stocks | 92% of portfolio

Consumer Discretionary | 18.8%	Shares	Value
Auto Components
Cooper Tire & Rubber Co.	985,350	$29,383,137
Distributors
Core-Mark Holding Company, Inc.	739,592	34,657,281
Hotels, Restaurants, & Leisure
BJ’s Restuarants, Inc. (a)	657,427	28,815,025
Brinker International, Inc.	200,000	9,106,000
Cracker Barrel Old Country Store, Inc.	210,209	36,044,537
Wendy’s Co. (The)	2,040,260	19,627,301
Household Durables
Libbey Inc.	774,000	12,298,860
Multiline Retail
Fred’s, Inc. (Class A)	1,685,683	27,156,353
Specialty Retail
Francesca’s Holdings Corp. (a)	1,851,106	20,454,721
Sally Beauty Holdings, Inc. (a)	114,000	3,352,740
Textiles, Apparel, & Luxury Goods
G-III Apparel Group, Ltd. (a)	390,700	17,862,804
Total Consumer Discretionary		238,758,759

Consumer Staples | 3.0%
Food & Staples Retailing
United Natural Foods, Inc. (a)	668,100	31,267,080
Food Products
WhiteWave Foods Co. (The) (Class A) (a)	143,159	6,719,883
Total Consumer Staples		37,986,963

Energy | 0.7%
Energy Equipment & Services
Helmerich & Payne, Inc.	35,000	2,349,550
Oil, Gas, & Consumable Fuels
Cimarex Energy Co.	59,400	7,087,608
Total Energy		9,437,158

Financials | 14.4%
Banks
BB&T Corp.	400,000	14,244,000
Burke & Herbert Bank & Trust Co.	2,369	4,561,510
Cardinal Financial Corp.	1,162,000	25,494,280
Glacier Bancorp, Inc.	579,000	15,389,820
Middleburg Financial Corp.	59,900	1,629,280
National Bankshares, Inc. (Virginia)	448,702	15,668,674
State Bank Financial Corp.	1,231,700	25,065,095
Sterling Bancorp	997,900	15,667,030
Texas Capital Bancshares, Inc. (a)	533,417	24,942,579
Valley National Bancorp	1,225,799	11,179,287
Consumer Finance
Encore Capital Group, Inc. (a)	1,236,289	29,089,880
Total Financials		182,931,435

Health Care | 2.1%
Health Care Equipment & Supplies
STERIS plc	342,112	23,520,200
Life Sciences Tools & Services
NanoString Technologies, Inc. (a)	262,000	3,301,200
Total Health Care		26,821,400

Industrials | 34.4%	Shares	Value
Aerospace & Defense
BWX Technologies, Inc.	626,200	$22,399,174
Huntington Ingalls Industries, Inc.	157,208	26,415,660
Triumph Group, Inc.	737,800	26,191,900
Air Freight & Logistics
Radiant Logistics, Inc. (a)	1,444,100	4,332,300
Building Products
NCI Building Systems, Inc. (a)	711,000	11,368,890
Construction & Engineering
Dycom Industries, Inc. (a)	1,135,299	101,904,438
Orion Group Holdings, Inc. (a)	1,853,794	9,843,646
Primoris Services Corp.	1,092,400	20,679,132
Electrical Equipment
Regal Beloit Corp.	58,500	3,220,425
Industrial Conglomerates
Carlisle Companies Inc.	125,600	13,273,408
Machinery
CLARCOR Inc.	87,100	5,298,293
Flowserve Corp.	43,500	1,964,895
Gorman-Rupp Co. (The)	644,775	17,673,283
Manitowoc Co., Inc. (The)	759,400	4,138,730
Manitowoc Foodservice, Inc. (a)	759,400	13,380,628
NN, Inc.	1,325,500	18,543,745
Standex International Corp.	328,244	27,122,802
Road & Rail
Covenant Transportation Group, Inc. (Class A) (a)	533,200	9,634,924
Knight Transportation, Inc.	1,382,732	36,753,017
Werner Enterprises, Inc.	1,304,181	29,957,038
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	738,374	33,330,202
Total Industrials		437,426,530

Information Technology | 12.9%
Electronic Equipment, Instruments, & Components
Belden Inc.	292,585	17,663,357
Rofin-Sinar Technologies Inc. (a)	1,210,473	38,662,508
Internet Software & Services
comScore, Inc. (a)	585,862	13,990,385
IT Services
Cass Information Systems, Inc.	223,814	11,571,184
Computer Services, Inc.	585,362	22,082,781
ManTech International Corp. (Class A)	984,370	37,228,873
NeuStar, Inc. (Class A) (a)	826,000	19,419,260
Technology Hardware, Storage, & Peripherals
Western Digital Corp.	70,000	3,308,200
Total Information Technology		163,926,548

Materials | 5.7%
Chemicals
GCP Applied Technologies Inc. (a)	77,000	2,005,080
PolyOne Corp.	913,600	32,195,264
Westlake Chemical Corp.	231,400	9,931,688
Construction Materials
Summit Materials, Inc. (Class A) (a)	906,530	18,547,604

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	43

Portfolio of Investments  |  Small-Company Stock Fund  |  June 30, 2016  |  (Unaudited) (Continued)

Common Stocks | 92% of portfolio (Continued)

Materials | 5.7% (Continued)	Shares	Value
Containers & Packaging
Myers Industries, Inc.	713,058	$10,268,035
Total Materials		72,947,671
Total Common Stocks (Cost $928,746,506)		1,170,236,464
Exchange Traded Funds | 2.1% of portfolio
iShares Russell 2000 Value	150,000	14,595,000
iShares Core S&P Small-Cap	100,000	11,621,000
Total Exchange Traded Funds (Cost $24,572,642)		26,216,000
Commercial Paper | 5.9% of portfolio

	Face Amount
NiSource Finance Corp. 0.85%, 07/01/16 (b)	$22,081,000	22,080,568
NiSource Finance Corp. 0.87%, 07/05/16 (b)	8,750,000	8,749,131
NiSource Finance Corp. 0.90%, 07/05/16 (b)	20,000,000	19,998,014
VW Credit Inc. 0.77%, 07/07/16 (b)	23,978,000	23,974,643
Total Commercial Paper (Cost $74,803,077)		74,802,356
Money Market Fund | Less than 0.1% of portfolio

	Shares
State Street Institutional Liquid Reserves Fund (Premier Class), 0.47% (c)	894	894
Total Money Market Fund (Cost $894)		894

Total Investments in Securities (Cost $1,028,123,119) | 100%		$1,271,255,714

(a)	Non-income producing.

(b)	144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. The total of such securities at period-end amounts to $74,802,356 and represents 5.9% of total investment.

(c)	7-day yield at June 30, 2016.

44	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

International Equity Fund  |  June 30, 2016  |  (Unaudited)

Common Stocks | 98.7% of portfolio

Australia | 1.8%	Shares	Value
CSL Ltd.	11,477	$967,885
Total Australia		967,885

Belgium | 2.1%
Anheuser-Busch InBev NV/SA ADR	8,700	1,145,616
Total Belgium		1,145,616

Brazil | 0.5%
Itaú Unibanco Holding SA ADR (Class A)	26,200	247,328
Total Brazil		247,328

Britain | 13.4%
ARM Holdings plc	127,579	1,937,888
BBA Aviation plc	128,600	380,538
Royal Dutch Shell plc (Class B)	72,376	1,999,646
Unilever plc	25,877	1,239,900
WPP plc	77,780	1,621,043
Total Britain		7,179,015

Canada | 2.0%
Canadian National Railway Co.	18,400	1,086,704
Total Canada		1,086,704

China | 0.7%
Baidu, Inc. ADR (a)	2,300	379,845
Total China		379,845

Denmark | 1.2%
Coloplast AS (Class B)	8,157	610,589
Total Denmark		610,589

Finland | 1.0%
KONE Corp. (Class B) (a)	10,943	505,023
Total Finland		505,023

France | 10.6%
Air Liquide SA	12,125	1,263,202
Dassault Systèmes SA	30,600	2,307,117
L’Oréal SA	8,403	1,608,781
LVMH Moët Hennessy-Louis Vuitton SE	3,108	468,483
Total France		5,647,583

Germany | 14.4%
Allianz SE REG	9,773	1,394,191
Bayer AG REG	8,600	863,739
Bayerische Motoren Werke AG	14,534	1,057,713
Fresenius Medical Care AG & Co. KGaA	10,064	876,639
FUCHS PETROLUB SE	4,127	148,473
FUCHS PETROLUB SE (Preferred)	8,689	341,833
Linde AG	5,601	780,424

Germany | 14.4% (Continued)	Shares	Value
SAP SE ADR	21,000	$1,575,420
Symrise AG	10,036	684,567
Total Germany		7,722,999

Hong Kong | 4.2%
AIA Group Ltd.	376,500	2,259,282
Total Hong Kong		2,259,282

Italy | 1.3%
Tenaris, SA ADR	24,700	712,348
Total Italy		712,348

Japan | 19.8%
FANUC Corp.	9,300	1,512,861
JGC Corp.	35,000	501,046
Keyence Corp.	3,400	2,319,917
Kubota Corp.	44,000	595,114
M3, Inc.	32,400	1,130,759
MISUMI Group Inc.	59,000	1,065,228
Mitsubishi Estate Co., Ltd.	29,000	531,941
MonotaRO Co., Ltd.	24,400	806,687
Park24 Co., Ltd.	25,200	865,983
Sysmex Corp.	18,500	1,273,881
Total Japan		10,603,417

Mexico | 0.3%
Grupo Televisa SAB ADR	5,600	145,824
Total Mexico		145,824

Portugal | Less than 0.1%
Banco Espirito Santo SA (a)	2,678,100	—
Total Portugal		—

Republic of South Korea | 1.2%
Samsung Electronics Co., Ltd. GDR	383	239,352
Samsung Electronics Co., Ltd. REG GDR	818	413,908
Total Republic of South Korea		653,260

Singapore | 2.5%
DBS Group Holdings Ltd.	113,800	1,341,806
Total Singapore		1,341,806

South Africa | 1.5%
MTN Group Ltd.	24,600	239,072
Naspers Ltd. (Class N)	2,870	438,235
Sasol Ltd.	4,100	110,920
Total South Africa		788,227

Spain | 2.3%
Banco Bilboa Vizcaya Argentaria SA	119,776	686,250

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments	45

Portfolio of Investments  |  International Equity Fund  |  June 30, 2016  |  (Unaudited) (Continued)

Common Stocks | 98.7% of portfolio (Continued)

Spain | 2.3% (Continued)	Shares	Value
Grifols, SA	11,340	$257,604
Grifols, SA ADR	17,800	296,726
Total Spain		1,240,580

Sweden | 3.4%
Alfa Laval AB	35,100	553,204
Atlas Copco AB (Class A)	30,088	781,450
Skandinaviska Enskilda Banken AB (Class A)	57,789	504,826
Total Sweden		1,839,480

Switzerland | 9.2%
Nestlé SA REG	26,996	2,091,604
Roche Holding AG REG	8,492	2,240,867
Sonova Holding AG	4,289	569,258
Total Switzerland		4,901,729

Taiwan | 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	14,800	388,204
Total Taiwan		388,204

Turkey | 0.4%
Türkiye Garanti Bankasi AS	76,900	200,709
Total Turkey		200,709

United States of America | 4.2%
Bunge Ltd.	11,600	686,140
Schlumberger Ltd.	19,900	1,573,692
Total United States of America		2,259,832
Total Common Stocks (Cost $51,525,029)		52,827,285
Money Market Fund | 1.3% of portfolio
State Street Institutional Liquid Reserves Fund (Premier Class), 0.47.% (b)	713,115	713,115
Total Money Market Fund (Cost $713,115)		713,115

Total Investments in Securities (Cost $52,238,144) | 100%		$53,540,400

(a)	Non-income producing.

(b)	7-day yield at June 30, 2016.

NV	– Naamloze Vennottschap

SA	– Société Anonyme or Sociedad Anónima

ADR	– American Depositary Receipt

plc	– Public Limited Company

AS	– Aktieselskab or Anonim Şirketi

SE	– Societas Europaea

REG	– Registered Shares

AG	– Aktiengesellschaft

KGaA	– Kommanditgesellschaft auf Aktien

SAB	– Sociedad Anonima Bursatil

GDR	– Global Depositary Receipt

AB	– Aktiebolag

46	Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Statements of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets	Daily Income Fund	Short-Term Government Securities Fund
Investments in securities, at value (cost: $186,783,602; $73,738,927; $542,698,782; $52,441,986; $539,900,925; $94,011,322; $1,028,123,119; $52,238,144)	$186,783,602	$74,689,061
Foreign currency (cost $37,870)	—	—
Receivables
Investment securities sold	—	—
Dividends, interest, and tax reclaims	207,670	225,718
Capital shares sold	195,777	11,194
Prepaid expenses	32,027	19,574

Total Assets	187,219,076	74,945,547

Liabilities

Payables
Investment securities purchased	—	—
Accrued expenses	66,042	45,767
Independent Director’s deferred compensation	56,193	22,426
Due to RE Advisers	58,921	35,022
Capital shares redeemed	122,997	10
Dividends	13	662

Total Liabilities	304,166	103,887

Net Assets	$186,914,910	$74,841,660

Net Assets Consist Of:

Unrealized appreciation (depreciation) of investments	$—	$950,134

Undistributed (over distributed) net investment income	(55,238)	(22,359)

Undistributed net realized gain (loss) from investments and futures transactions	—	(107,617)

Paid-in-capital applicable to outstanding shares of 186,970,107 of Daily Income Fund, 14,277,514 of Short-Term Government Securities Fund, 104,071,507 of Short-Term Bond Fund, 7,491,222 of Stock Index Fund, 19,023,442 of Value Fund, 14,813,293 of Growth Fund, 34,709,476 of Small- Company Stock Fund, and 8,097,681 of International Equity Fund	186,970,148	74,021,502

Net Assets	$186,914,910	$74,841,660

Net Asset Value Per Share	$1.00	$5.24

48	Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities  |  June 30, 2016 (Unaudited) (Continued)

Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small- Company Stock Fund	International Equity Fund

$545,506,767	$118,011,373	$913,620,493	$109,500,899	$1,271,255,714	$53,540,400
—	—	—	—	—	37,731

—	5,188	2,251,487	569,447	3,182,554	838,360
2,344,725	—	1,697,616	50,378	474,776	290,170
368,890	4,742	1,005,274	72,626	1,561,569	14,398
67,500	26,104	117,796	28,655	156,155	24,400

548,287,882	118,047,407	918,692,666	110,222,005	1,276,630,768	54,745,459

3,527,938	—	—	269,240	2,567,539	846,859
117,797	42,217	140,065	76,623	44,463	35,449
111,939	21,316	184,339	12,931	116,133	45,502
298,659	38,647	421,472	86,103	866,757	57,015
99,416	9,930	1,195,812	375,554	2,493,547	1,391
17,190	5	108,730	4,543	—	—

4,172,939	112,115	2,050,418	824,994	6,088,439	986,216

$544,114,943	$117,935,292	$916,642,248	$109,397,011	$1,270,542,329	$53,759,243

$2,807,985	$65,569,387	$373,719,568	$15,489,577	$243,132,595	$1,292,451

(143,289)	905,613	(186,354)	(65,445)	2,013,934	571,608

(86,884)	(4,409,554)	45,803,531	(324,945)	(113,288)	(28,621,057)

541,537,131	55,869,846	497,305,503	94,297,824	1,025,509,088	80,516,241

$544,114,943	$117,935,292	$916,642,248	$109,397,011	$1,270,542,329	$53,759,243

$5.23	$15.74	$48.18	$7.39	$36.61	$6.64

The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities	49

Statements of Operations

For the Period Ended June 30, 2016 (Unaudited)

Investment Income	Daily Income Fund	Short-Term Government Securities Fund
Interest	$368,815	$550,099
Dividends	—	—
Allocated from Master Portfolio
Income	—	—
Expense	—	—

Total Investment Income	368,815	550,099

Expenses

Management fees	473,925	163,202
Shareholder servicing fees	68,467	38,635
Custodian and accounting fees	25,796	31,028
Director and Board meeting expenses	23,403	8,760
Legal and audit fees	23,724	9,823
Registration fees	18,070	13,093
Printing	12,459	5,992
Insurance	3,881	1,453
Communication	5,572	2,667
Other expenses	3,197	4,566
Administration fees	—	—

Total Expenses	658,494	279,219

Less fees waived by RE Advisers	(298,973)	—

Net Expenses	359,521	279,219

Net Investment Income (Loss)	9,294	270,880

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investments	—	(107,547)

Net change in unrealized appreciation (depreciation)	—	943,268

Net Gain (Loss) On Investments	—	835,721

Net Increase (Decrease) In Net Assets From Operations	$9,294	$1,106,601

(a)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.

(b)	Includes foreign tax witholding expense of $2,659 in Growth Fund and $95,354 in International Equity Fund.

50	Statements of Operations	The accompanying notes are an integral part of these financial statements.

Statements of Operations  |  For the Period Ended June 30, 2016 (Unaudited) (Continued)

Short-Term Bond Fund	Stock Index Fund		Value Fund	Growth Fund	Small- Company Stock Fund	International Equity Fund
$6,057,412	$—		$131,896	$3,502	$324,699	$1,856
—	—		10,978,602	448,838 (b)	6,988,326	857,411 (b)

—	1,228,822		—	—	—	—
—	(20,984)		—	—	—	—

6,057,412	1,207,838		11,110,498	452,340	7,313,025	859,267

1,617,154	—		2,107,812	345,880	4,606,793	192,182
87,757	64,016		183,497	75,730	138,762	64,299
93,310	7,643		64,516	24,754	78,935	47,441
62,733	11,101		97,205	13,608	119,714	6,603
61,095	20,332		92,920	22,574	114,056	25,595
23,106	13,667		31,456	17,757	55,970	16,526
18,546	12,989		40,291	13,920	29,721	12,842
10,342	1,998		16,287	2,291	19,973	2,608
8,294	3,672		17,919	6,227	12,912	5,677
11,900	5,002		12,909	3,489	9,006	3,249
—	140,404		—	—	—	—

1,994,237	280,824		2,664,812	526,230	5,185,842	377,022

—	—		—	(20,815)	—	(131,391)

1,994,237	280,824		2,664,812	505,415	5,185,842	245,631

4,063,175	927,014		8,445,686	(53,075)	2,127,183	613,636

259,976	450,508	(a)	45,806,498	(307,969)	(102,833)	(3,030,811)

4,372,226	2,685,704	(a)	(18,773,324)	(7,044,163)	39,776,558	4,045,091

4,632,202	3,136,212		27,033,174	(7,352,132)	39,673,725	1,014,280

$8,695,377	$4,063,226		$35,478,860	$(7,405,207)	$41,800,908	$1,627,916

The accompanying notes are an integral part of these financial statements.	Statements of Operations	51

Statements of Changes in Net Assets

	Daily Income Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) In Net Assets

Operations

Net investment income	$9,294	$14,797
Net realized gain on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—

Increase (decrease) in net assets from operations	9,294	14,797

Distributions to Shareholders

Net investment income	(9,510)	(18,858)
Net realized gain on investments	—	—

Total distributions to shareholders	(9,510)	(18,858)

Capital Share Transactions

Net capital share transactions	(6,240,960)	(3,610,648)

Total increase (decrease) in net assets from capital transactions	(6,240,960)	(3,610,648)

Total Increase (Decrease) In Net Assets	(6,241,176)	(3,614,709)

Net Assets

Beginning of period	$193,156,086	$196,770,795
End of Period	$186,914,910	$193,156,086

Undistributed (over distributed) net investment income	(55,238)	(55,022)

52	Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

$270,880	$628,036	$4,063,175	$7,700,091	$927,014	$1,728,685
(107,547)	4,120	259,976	114,315	450,508	1,633,599
943,268	(175,228)	4,372,226	(5,372,802)	2,685,704	(2,360,690)

1,106,601	456,928	8,695,377	2,441,604	4,063,226	1,001,594

(271,254)	(629,628)	(4,098,777)	(7,751,827)	(749)	(1,864,640)
—	(4,225)	—	—	—	—

(271,254)	(633,853)	(4,098,777)	(7,751,827)	(749)	(1,864,640)

958,072	(3,436,050)	(2,732,482)	(24,134,382)	(563,277)	(864,054)

958,072	(3,436,050)	(2,732,482)	(24,134,382)	(563,277)	(864,054)

1,793,419	(3,612,975)	1,864,118	(29,444,605)	3,499,200	(1,727,100)

$73,048,241	$76,661,216	$542,250,825	$571,695,430	$114,436,092	$116,163,192
$74,841,660	$73,048,241	$544,114,943	$542,250,825	$117,935,292	$114,436,092

(22,359)	(21,985)	(143,289)	(107,687)	905,613	(20,652)

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets	53

Statements of Changes in Net Assets

	Value Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) In Net Assets

Operations

Net investment income	$8,445,686	$17,219,464
Net realized gain on investments	45,806,498	44,331,132
Net change in unrealized appreciation (depreciation)	(18,773,324)	(72,838,672)

Increase (decrease) in net assets from operations	35,478,860	(11,288,076)

Distributions to Shareholders

Net investment income	(8,446,721)	(17,242,908)
Net realized gain on investments	—	(44,333,001)

Total distributions to shareholders	(8,446,721)	(61,575,909)

Capital Share Transactions

Net capital share transactions	(9,548,053)	33,164,727

Total increase (decrease) in net assets from capital transactions	(9,548,053)	33,164,727

Total Increase (Decrease) In Net Assets	17,484,086	(39,699,258)

Net Assets

Beginning of period	$899,158,162	$938,857,420
End of Period	$916,642,248	$899,158,162

Undistributed (over distributed) net investment income	(186,354)	(185,319)

54	Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (Continued)

Growth Fund		Small-Company Stock Fund		International Equity Fund
Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

$(53,075)	$(343,017)	$2,127,183	$5,030,652	$613,636	$3,825,053
(307,969)	7,197,597	(102,833)	53,727,343	(3,030,811)	1,381,283
(7,044,163)	2,249,155	39,776,558	(125,710,659)	4,045,091	(15,051,719)

(7,405,207)	9,103,735	41,800,908	(66,952,664)	1,627,916	(9,845,383)

—	—	—	(5,057,427)	—	(3,690,626)
(1,310,719)	(7,022,077)	—	(53,730,621)	—	—

(1,310,719)	(7,022,077)	—	(58,788,048)	—	(3,690,626)

3,783,761	18,530,789	17,390,710	277,290,991	(1,013,135)	(141,093,232)

3,783,761	18,530,789	17,390,710	277,290,991	(1,013,135)	(141,093,232)

(4,932,165)	20,612,447	59,191,618	151,550,279	614,781	(154,629,241)

$114,329,176	$93,716,729	$1,211,350,711	$1,059,800,432	$53,144,462	$207,773,703
$109,397,011	$114,329,176	$1,270,542,329	$1,211,350,711	$53,759,243	$53,144,462

(65,445)	(12,370)	2,013,934	(113,249)	571,608	(42,028)

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets	55

Financial Highlights

Daily Income Fund

	Six Months Ended June 30, 2016, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015		2014		2013		2012		2011
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)
Net realized and unrealized gain (loss) on investments	—		—		—		—		—		—
Total from investment operations	—		—		—		—		—		—

Distributions
Net investment income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Net realized gain	—		—		—		—		—		—
Total distributions	—		—		—		—		—		—
Redemption fee (d)	—		—		—		—		—		—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.01	%(f)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$186,915		$193,156		$196,771		$212,308		$208,527		$195,173
Ratio of net investment income to average net assets	0.00%	(a,c,e,g)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.01%	(a,c)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.69%	(g)	0.68%		0.66%		0.66%		0.67%		0.68%
Ratio of expenses to average net assets	0.38%	(a,c,g)	0.14%	(a,c)	0.09%	(a,c)	0.11%	(a,c)	0.15%	(a,c)	0.14%	(a,c)

(a)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued throughout 2011, 2012, 2013, 2014, 2015 and through the date of this report.

(d)	The Daily Income Fund does not charge a redemption fee.

(e)	Less than 0.01%.

(f)	Aggregate total return for the period.

(g)	Annualized.

56	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Short-Term Government Securities Fund

	Six Months Ended June 30, 2016, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$5.18		$5.20	$5.19	$5.28	$5.27	$5.26
Income from investment operations
Net investment income	0.02		0.04	0.05	0.05	0.06	0.09
Net realized and unrealized gain (loss) on investments	0.06		(0.02)	0.01	(0.09)	0.02	0.01
Total from investment operations	0.08		0.02	0.06	(0.04)	0.08	0.10

Distributions
Net investment income	(0.02)		(0.04)	(0.05)	(0.05)	(0.06)	(0.09)
Net realized gain	—		— (a)	— (a)	— (a)	(0.01)	— (a)
Total distributions	(0.02)		(0.04)	(0.05)	(0.05)	(0.07)	(0.09)
Redemption fee (b)	—		—	—	—	—	—
Net Asset Value, End of Period	$5.24		$5.18	$5.20	$5.19	$5.28	$5.27

Total Return	1.54	%(c)	0.46%	1.16%	-0.72%	1.50%	2.03%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$74,842		$73,048	$76,661	$86,131	$94,130	$84,559
Ratio of net investment income to average net assets	0.75%	(d)	0.84%	0.95%	0.96%	1.19%	1.76%
Ratio of expenses to average net assets	0.77%	(d)	0.77%	0.71%	0.69%	0.69%	0.71%
Portfolio turnover rate	9%		32%	20%	20%	36%	32%

(a)	Less than $0.01 per share.

(b)	The Short-Term Government Securities Fund does not charge a redemption fee.

(c)	Aggregate total return for the period.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	57

Financial Highlights

Short-Term Bond Fund

	Six Months Ended June 30, 2016, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$5.18		$5.23	$5.22	$5.22	$5.12	$5.19
Income from investment operations
Net investment income	0.04		0.07	0.07	0.08	0.13	0.17
Net realized and unrealized gain (loss) on investments	0.05		(0.05)	0.01	— (a)	0.10	(0.07)
Total from investment operations	0.09		0.02	0.08	0.08	0.23	0.10

Distributions
Net investment income	(0.04)		(0.07)	(0.07)	(0.08)	(0.13)	(0.17)
Net realized gain	—		—	—	—	—	—
Total distributions	(0.04)		(0.07)	(0.07)	(0.08)	(0.13)	(0.17)
Redemption fee (b)	—		—	—	—	—	—
Net Asset Value, End of Period	$5.23		$5.18	$5.23	$5.22	$5.22	$5.12

Total Return	1.73	%(c)	0.43%	1.56%	1.64%	4.58%	1.90%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$544,115		$542,251	$571,695	$536,303	$426,481	$374,557
Ratio of net investment income to average net assets	1.51%	(d)	1.38%	1.35%	1.61%	2.53%	3.22%
Ratio of expenses to average net assets	0.74%	(d)	0.74%	0.73%	0.74%	0.76%	0.77%
Portfolio turnover rate	17%		20%	26%	32%	44%	31%

(a)	Less than $0.01 per share.

(b)	The Short-Term Bond Fund does not charge a redemption fee.

(c)	Aggregate total return for the period.

(d)	Annualized.

58	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Stock Index Fund

	Six Months Ended June 30, 2016, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$15.20		$15.33	$13.74	$10.57		$9.32	$9.31
Income from investment operations
Net investment income	0.12		0.25	0.22	0.18		0.18	0.14
Net realized and unrealized gain (loss) on investments	0.42		(0.13)	1.59	3.17		1.25	0.01
Total from investment operations	0.54		0.12	1.81	3.35		1.43	0.15

Distributions
Net investment income	—	(a)	(0.25)	(0.22)	(0.18)		(0.18)	(0.14)
Net realized gain	—		—	—	—		—	—
Total distributions	—	(a)	(0.25)	(0.22)	(0.18)		(0.18)	(0.14)
Redemption fee	—		—	—	—	(a,b)	—	— (a)
Net Asset Value, End of Period	$15.74		$15.20	$15.33	$13.74		$10.57	$9.32

Total Return	3.55	%(d)	0.79%	13.15%	31.72%		15.30%	1.65%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$117,935		$114,436	$116,163	$103,260		$71,514	$61,844
Ratio of net investment income to average net assets	1.65%	(e)	1.49%	1.49%	1.55%		1.74%	1.52%
Ratio of expenses to average net assets	0.54%	(e)	0.54%	0.54%	0.56%		0.60%	0.61%
Portfolio turnover rate (c)	N/A		N/A	N/A	N/A		N/A	N/A

(a)	Less than $0.01 per share.

(b)	Effective May 1, 2013, the redemption fee was eliminated.

(c)	See Appendix for the portfolio turnover of the S&P 500 Index Master Portfolio.

(d)	Aggregate total return for the period.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	59

Financial Highlights

Value Fund

	Six Months Ended June 30, 2016, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$46.77		$50.79	$45.46	$34.09		$30.71	$30.70
Income from investment operations
Net investment income	0.45		0.94	0.78	0.76		0.71	0.50
Net realized and unrealized gain (loss) on investments	1.41		(1.59)	5.41	11.37		3.38	— (b)
Total from investment operations	1.86		(0.65)	6.19	12.13		4.09	0.50

Distributions
Net investment income	(0.45)		(0.94)	(0.78)	(0.76)		(0.71)	(0.49)
Net realized gain	—		(2.43)	(0.08)	—		—	—
Total distributions	(0.45)		(3.37)	(0.86)	(0.76)		(0.71)	(0.49)
Redemption fee	—		—	—	—	(a,b)	— (b)	— (b)
Net Asset Value, End of Period	$48.18		$46.77	$50.79	$45.46		$34.09	$30.71

Total Return	3.99	%(c)	-1.28%	13.66%	35.74%		13.38%	1.60%
Ratios/Supplemental Data
Net assets, end of period (thousands)	916,642		899,158	938,857	816,471		600,544	540,772
Ratio of net investment income to average net assets	1.92%	(d)	1.85%	1.64%	1.86%		2.13%	1.59%
Ratio of expenses to average net assets	0.61%	(d)	0.59%	0.61%	0.64%		0.68%	0.70%
Portfolio turnover rate	7%		8%	2%	2%		2%	6%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

60	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Growth Fund

	Six Months Ended June 30, 2016, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015	2014	2013		2012		2011
Net Asset Value, Beginning of Period	$8.00		$7.79	$7.92	$5.71		$5.17		$5.80
Income from investment operations
Net investment loss	—		—	—	—		—	(b)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.52)		0.73	0.66	2.48		0.91		(0.11)
Total from investment operations	(0.52)		0.73	0.66	2.48		0.91		(0.12)

Distributions
Net investment income	—		—	—	—		—	(b)	—
Net realized gain	(0.09)		(0.52)	(0.79)	(0.27)		(0.37)		(0.51)
Total distributions	(0.09)		(0.52)	(0.79)	(0.27)		(0.37)		(0.51)
Redemption fee	—		—	—	—	(a,b)	—	(b)	— (b)
Net Asset Value, End of Period	$7.39		$8.00	$7.79	$7.92		$5.71		$5.17

Total Return	-6.51	%(d)	9.43%	8.38%	43.40%		17.57%		-2.09%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$109,397		$114,329	$93,717	$75,027		$41,836		$32,434
Ratio of net investment income (loss) to average net assets	(0.10)%	(c,e)	(0.32)%	(0.32)% (c)	(0.32)%	(c)	0.00%	(c)	(0.19)% (c)
Ratio of gross expenses before expense limitation to average net assets	0.99%	(e)	0.95%	0.97%	1.04%		1.11%		1.14%
Ratio of expenses to average net assets	0.95%	(c,e)	0.95%	0.95% (c)	0.95%	(c)	0.95%	(c)	0.95% (c)
Portfolio turnover rate	20%		40%	49%	39%		51%		67%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Excludes expenses in excess of a 0.95% contractual expense limitation with RE Advisers, in effect through April 30, 2018.

(d)	Aggregate total return for the period.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	61

Financial Highlights

Small-Company Stock Fund

	Six Months Ended June 30, 2016, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$35.45		$39.28	$36.86	$27.10		$22.89	$22.79
Income from investment operations
Net investment income (loss)	0.06		0.15	0.14	0.12		0.22	0.03
Net realized and unrealized gain (loss) on investments	1.10		(2.19)	2.80	9.79		4.27	0.10
Total from investment operations	1.16		(2.04)	2.94	9.91		4.49	0.13

Distributions
Net investment income	—		(0.15)	(0.14)	(0.12)		(0.22)	(0.03)
Net realized gain	—		(1.64)	(0.38)	(0.03)		(0.06)	—
Total distributions	—		(1.79)	(0.52)	(0.15)		(0.28)	(0.03)
Redemption fee	—		—	—	—	(a,b)	— (b)	— (b)
Net Asset Value, End of Period	$36.61		$35.45	$39.28	$36.86		$27.10	$22.89

Total Return	3.27	%(c)	-5.18%	7.97%	36.58%		19.63%	0.58%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$1,270,542		$1,211,351	$1,059,800	$845,057		$390,373	$190,426
Ratio of net investment income to average net assets	0.35%	(d)	0.43%	0.38%	0.44%		1.05%	0.17%
Ratio of expenses to average net assets	0.86%	(d)	0.86%	0.89%	0.91%		1.00%	1.06%
Portfolio turnover rate	7%		16%	3%	1%		1%	2%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

62	Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

International Equity Fund

	Six Months Ended June 30, 2016, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2015	2014	2013		2012	2011
Net Asset Value, Beginning of Period	$6.44		$7.17	$8.13	$6.70		$5.96	$7.57
Income from investment operations
Net investment income	0.08		0.47	0.24	0.14		0.16	0.16	(b)
Net realized and unrealized gain (loss) on investments	0.12		(0.72)	(0.96)	1.43		0.87	(1.40)
Total from investment operations	0.20		(0.25)	(0.72)	1.57		1.03	(1.24)

Distributions
Net investment income	—		(0.48)	(0.24)	(0.14)		(0.16)	(0.27	)(c)
Net realized gain	—		—	—	—		—	—
Return of capital	—		—	—	—		(0.13)	(0.10	)(c)
Total distributions	—		(0.48)	(0.24)	(0.14)		(0.29)	(0.37)
Redemption fee	—		—	—	—	(d,e)	— (e)	—	(e)
Net Asset Value, End of Period	$6.64		$6.44	$7.17	$8.13		$6.70	$5.96

Total Return	3.11	%(f)	-3.48%	-8.90%	23.44%		17.41%	-16.55%
Ratios/Supplemental Data
Net assets, end of period (thousands)	$53,759		$53,144	$207,774	$215,048		$169,382	$144,421
Ratio of net investment income to average net assets	2.39%	(a,b,g)	1.87% (a)	3.04%	1.95%		2.47%	2.44%	(b)
Ratio of gross expenses before voluntary expense limitation to average net assets	1.47%		1.01%	0.97%	0.96%		0.99%	1.00%
Ratio of expenses to average net assets	0.96%	(a,b,g)	0.87% (a)	0.97%	0.96%		0.99%	0.99%	(b)
Portfolio turnover rate	100%		62%	24%	19%		23%	34%

(a)	RE Adviser waived additional management fees equal to the difference between the fee that would have been paid to Mercator Asset Management, L.P., the Fund’s subadvisor prior to September 7, 2015, and the fee paid to SSgA Funds Management, Inc., beginning September 7, 2015, the date SSgA Funds Management, Inc. began as subadvisor until January 15, 2016, the date in which Harding Loevner LP began as subadvisor.

(b)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2018.

(c)	Revised to reflect distributions from return of capital per share which were previously reported as distributions from net investment income per share. Previously reported amounts were distributions from net investment income per share of 0.37. This revision did not impact net assets, total distributions or total return. Refer to Note 2 of the Financial Statements for further details.

(d)	Effective May 1, 2013, the redemption fee was eliminated.

(e)	Less than $0.01 per share.

(f)	Aggregate total return for the period.

(g)	Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights	63

Notes to Financial Statements (Unaudited)

1. Organization

Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund (each a “Fund” and collectively the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information. All of the portfolios except for the Growth Fund are diversified under the Act.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its investable assets in one or more securities that are designed to track the performance of the S&P 500 Index. At June 30, 2016, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At June 30, 2016, the Stock Index Fund’s investment constituted 1.4% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. Summary of Significant Accounting Policies

Security Valuation: Each Fund’s net asset value per share is determined as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), each day that the NYSE is open for business. The Funds use independent pricing services approved by the Funds’ Board of Directors (“Board”) to value the investments. In the event a pricing service is unable to provide a price for a particular security or the price is deemed unreliable, the security is priced at fair value by RE Advisers (“Adviser”) or the Funds’ subadvisor, as determined in good faith in accordance with policies approved by the Board.

The Board has adopted Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) to determine the fair value of securities for which the market prices are not readily available or if the price is deemed unreliable. The Board has delegated the day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds’ subadvisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the subadvisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.

Accounting principles generally accepted in the United States (GAAP) establish a disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date. These inputs are summarized into three broad levels as follows:

•	Level 1—quoted prices in active markets for identical investments;

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.

The Funds use the following valuation techniques to value securities by major category:

Registered investment companies are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.

Domestic equity securities and exchange traded funds for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1.

Foreign equity securities are valued based on the closing price from the principal market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.

64	Notes to Financial Statements

Notes to Financial Statements (Unaudited) (Continued)

The valuations for fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed are typically the prices provided by independent third party pricing services, which may use market prices, broker/dealer quotations or a variety of valuation techniques and methodologies, such as benchmark yields, monthly payment information and issuer spreads.

Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.

Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities.

In the event an independent pricing service is unable to provide a security price, RE Advisers values the fixed income security using a matrix, model or other available market information. Pricing methodologies include, but are not limited to: estimates of securities fair values by independent parties, book value or a multiple thereof, multiple of earnings, yield to maturity, ratings, analytical data relating to the security, and the nature and duration of restrictions on disposition of the security. RE Advisers also will consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to: the type of security, issuer’s financial statements, cost at purchase, information regarding recent transactions with respect to the security, the nature and duration of restrictions on disposition of the security, the existence of merger proposals affecting the security, the price of public trading in similar securities of the issuer or comparable companies, news events, analyst reports or government actions, corporate action, and the forces that influence the market in which the security is traded. These securities are generally categorized as Level 2 or Level 3 in the hierarchy, depending on the observability of market inputs.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser or Funds’ subadvisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Funds’ Adviser or subadvisor Funds’ based on the Valuation Procedures approved by the Board. Examples of additional considerations for a significant event include: nature and duration of the event and the forces influencing the operation of the financial markets; factors that preceded the event; whether the event is likely to reoccur; and whether the event affects the entire market, region or country. As fair valuation determinations involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Such securities are generally categorized as Level 3 in the hierarchy.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. The Board of Trustees of the Master Portfolio has adopted valuation policies and procedures. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.

The following table summarizes each Fund’s investments, based on the inputs used to determine their values on June 30, 2016 (other than Stock Index Fund). The level classifications of the Master Portfolio as of June 30, 2016 are included in the Appendix.

Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$113,820,654	$—	$113,820,654
Commercial Paper		42,034,425	—	42,034,425
Corporate Bonds	—	500,221	—	500,221
Cash Equivalents	30,428,303	—	—	30,428,303

Total	$30,428,303	$156,355,300	$—	$186,783,603

Short-Term Government Securities Fund
U.S. Government & Agency Obligations	$—	$39,995,507	$154,779	$40,150,286
Corporate Bonds	—	24,754,162	—	24,754,162
Commercial Paper	—	3,225,556	—	3,225,556
Mortgage Backed Securities	—	3,217,580	—	3,217,580
Municipal Bonds	—	611,150	—	611,150
Asset Backed Securities	—	111,630	—	111,630
Cash Equivalents	2,618,697	—	—	2,618,697

Total	$2,618,697	$71,915,585	$154,779	$74,689,061

Notes to Financial Statements	65

Notes to Financial Statements (Unaudited) (Continued)

Short-Term Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$175,715,507	$—	$175,715,507
Asset Backed Securities	—	131,175,391	—	131,175,391
Municipal Bonds	—	112,632,268	—	112,632,268
Yankee Bonds	—	46,708,273	—	46,708,273
U.S. Government & Agency Obligations	—	32,791,765	—	32,791,765
Mortgage Backed Securities	—	15,535,851	216,362	15,752,213
Commercial Paper	—	30,730,734	—	30,730,734
Cash Equivalents	616	—	—	616

Total	$616	$545,289,789	$216,362	$545,506,767

Value Fund
Common Stocks	$894,583,659	$—	$—	$894,583,659
Commercial Paper	—	19,036,517	—	19,036,517
Cash Equivalents	317	—	—	317

Total	$894,583,976	$19,036,517	$—	$913,620,493

Growth Fund
Common Stocks	$108,031,368	$—	$—	$108,031,368
Cash Equivalents	1,469,531	—	—	1,469,531

Total	$109,500,899	$—	$—	$109,500,899

Small-Company Stock Fund
Common Stocks	$1,170,236,464	$—	$—	$1,170,236,464
Exchange Traded Funds	26,216,000	—	—	26,216,000
Commercial Paper	—	74,802,356	—	74,802,356
Cash Equivalents	894	—	—	894

Total	$1,196,453,358	$74,802,356	$—	$1,271,255,714

International Equity
Common Stocks
Foreign Equities	$3,346,536	$43,735,169	$—	$47,081,705
American Depository Receipts	5,505,928	239,652	—	5,745,580
Cash Equivalents	713,115	—	—	713,115

Total	$9,565,579	$43,974,821	$—	$53,540,400

Short Term Bond Fund — Level 3			Mortgage Backed Securities	Total
Balance as of December 31, 2015			$248,689	$248,689
Purchase at cost			—	—
Sales at proceeds			(12,653)	(12,653)
Realized gain/(loss)			2,138	2,138
Change in unrealized appreciation/(depreciation)			(22,965)	(22,965)
Accretion/(amortization)			1,153	1,153
Transfer into Level 3			—	—
Transfer out of Level 3			—	—

Balance as of June 30, 2016			$216,362	$216,362

66	Notes to Financial Statements

Notes to Financial Statements (Unaudited) (Continued)

Short Term Government Securities Fund — Level 3	U.S. Government & Agency Obligations	Total
Balance as of December 31, 2015	$186,606	$186,606
Purchase at cost	—	—
Sales at proceeds	(29,762)	(29,762)
Realized gain/(loss)	24	24
Change in unrealized appreciation/(depreciation)	(2,113)	(2,113)
Accretion/(amortization)	24	24
Transfer into Level 3	—	—
Transfer out of Level 3	—	—

Balance as of June 30, 2016	$154,779	$154,779

At June 30, 2016, the Short-Term Government Securities Fund held one security with a fair value of $154,779 and Short-Term Bond Fund held two securities with a fair value of $216,362 classified as a level 3 in the fair value hierarchy. The securities were valued by an external pricing service and observable inputs were not available.

Foreign currency: The International Value Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

Revisions: The tax character of certain distributions from the International Equity Fund for the fiscal year 2011 was revised to correct the allocation between net investment income, net realized gain on investments, and return of capital. Distributions from return of capital increased and distributions from net investment income decreased by $2,295,839. This revision impacts the Financial Highlights. This revision did not impact net assets, total distributions or total return. Management does not believe this revision is material to the financial statements.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Stock Index, Growth, Small-Company Stock and International Equity Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, or more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

Management considered events occurring between the date of this report, June 30, 2016, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.

Notes to Financial Statements	67

Notes to Financial Statements (Unaudited) (Continued)

3. Federal Income Tax Information

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, return of capital distributions, partnership investments, deferred Director’s fees, passive foreign investment company transactions, and REIT transactions.

At June 30, 2016, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Daily Income Fund	$186,783,602	$—	$—	$—
Short-Term Government Securities Fund	$73,738,927	$963,665	$(13,531)	$950,134
Short-Term Bond Fund	$542,698,782	$8,842,377	$(6,034,392)	$2,807,985
Value Fund	$539,900,925	$384,387,074	$(10,667,506)	$373,719,568
Growth Fund	$94,011,322	$20,821,975	$(5,348,996)	$15,472,979
Small-Company Stock Fund	$1,028,123,119	$330,762,891	$(87,630,296)	$243,132,595
International Equity Fund	$52,238,283	$5,357,293	$(4,187,977)	$1,169,316

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

4. Investment Transactions

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2016, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	$4,134,825	$3,637,339
Short-Term Bond Fund	$85,977,607	$101,479,884
Value Fund	$57,831,818	$68,175,323
Growth Fund	$25,071,758	$21,518,994
Small-Company Stock Fund	$103,841,977	$86,014,477
International Equity Fund	$51,166,432	$52,102,309

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2016, were as follows:

	Purchases	Proceeds from Sale
Short-Term Government Securities Fund	$1,790,742	$5,848,941
Short-Term Bond Fund	$0	$5,400,919

68	Notes to Financial Statements

Notes to Financial Statements (Unaudited) (Continued)

5. Related Parties

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Equity Fund.

T. Rowe Price Associates, Inc. (“T. Rowe”) is the subadvisor for the Growth Fund and Harding Loevner LP (“Harding”) is the subadvisor for the International Equity Fund. The subadvisors select, buy, and sell securities under the supervision and oversight of RE Advisers and the Board of Directors. RE Advisers pays the subadvisors from the fees it receives from the Funds. SSGA Funds Management, Inc. (“SSGA FM”) served as interim subadvisor to the International Equity Fund from September 7, 2015 until January 8th. Harding Loevner LP began as subadvisor on January 15, 2016, after a transition period.

RE Advisers serves as the administrator for the Stock Index Fund pursuant to an Administrative Services Agreement with the Fund, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.04% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.

RE Advisers has agreed, as part of an Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Equity Fund.

On August 14, 2009, RE Advisers agreed to waive fees and/or reimburse expenses, if necessary, in order to assist the Daily Income Fund in maintaining a minimum yield. The temporary waiver continued from 2009 through the date of issuance of this report.

For the period beginning September 7, 2015 through January 14, 2016, RE Advisers, pursuant to a contractual waiver with the International Equity Fund, waived from the management fee due to it from International Equity Fund the amount equal to the subadvisory fees it would have paid to Mercator Asset Management L.P., the Fund’s subadvisor prior to September 7, 2015, less the amount it paid to SSGA FM for subadvisory services during such period.

Pursuant to the Expense Limitation Agreement, the temporary waiver for Daily Income Fund, and the contractual waiver for International Equity Fund, management fees waived for the period ended June 30, 2016 amounted to $298,973 for Daily Income Fund, $20,815 for the Growth Fund, and $131,391 for International Equity Fund.

Through April 30, 2013, the Stock Index, Value, Growth, Small-Company Stock, and International Equity Funds each received a 2% redemption fee on shares sold within 30 days of purchase. Effective May 1, 2013, this redemption fee was eliminated. None of the Funds currently assess a redemption fee.

Under a Deferred Compensation Plan (the “Plan”), Independent Directors of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director’s deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director and Board meeting expenses on the Statement of Operations.

The Funds’ shares are sold through channels including financial intermediaries that may establish, omnibus accounts with the beneficial owners of the Funds’ shares being individual accounts within the financial intermediary. As of June 30, 2016, there was one such account in the Value Fund, accounting for 21% of the outstanding shares and four such accounts in the Small-Company Stock

Notes to Financial Statements	69

Notes to Financial Statements (Unaudited) (Continued)

Fund, accounting for 32%, 16%, 16%, and 13% of the outstanding shares, respectively. 7% of the outstanding shares of the Daily Income Fund are owned by RE Advisers, the investment adviser to the Fund.

6. Capital Share Transactions

As of June 30, 2016, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund. Transactions in capital shares were as follows:

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2016
In Dollars
Daily Income Fund	$61,586,623	$5,505	$61,592,128	$(67,833,088)	$(6,240,960)
Short-Term Government Securities Fund	$7,003,494	$265,950	$7,269,444	$(6,311,372)	$958,072
Short-Term Bond Fund	$46,205,250	$3,996,198	$50,201,448	$(52,933,930)	$(2,732,482)
Stock Index Fund	$8,063,665	$744	$8,064,409	$(8,627,686)	$(563,277)
Value Fund	$47,949,174	$8,337,992	$56,287,166	$(65,835,219)	$(9,548,053)
Growth Fund	$11,398,514	$1,301,846	$12,700,360	$(8,916,599)	$3,783,761
Small-Company Stock Fund	$174,401,553	$—	$174,401,553	$(157,010,843)	$17,390,710
International Equity Fund	$3,471,396	$—	$3,471,396	$(4,484,531)	$(1,013,135)
In Shares
Daily Income Fund	61,586,623	5,505	61,592,128	(67,833,088)	(6,240,960)
Short-Term Government Securities Fund	1,341,450	50,915	1,392,365	(1,209,799)	182,566
Short-Term Bond Fund	8,883,900	767,476	9,651,376	(10,178,000)	(526,624)
Stock Index Fund	535,390	47	535,437	(571,113)	(35,676)
Value Fund	1,045,031	173,017	1,218,048	(1,419,481)	(201,433)
Growth Fund	1,549,744	176,128	1,725,872	(1,206,992)	518,880
Small-Company Stock Fund	5,080,725	—	5,080,725	(4,540,341)	540,384
International Equity Fund	552,131	—	552,131	(707,908)	(155,777)

Year Ended December 31, 2015
In Dollars
Daily Income Fund	$107,792,234	$14,378	$107,806,612	$(111,417,260)	$(3,610,648)
Short-Term Government Securities Fund	$10,026,818	$619,317	$10,646,135	$(14,082,185)	$(3,436,050)
Short-Term Bond Fund	$88,263,471	$7,582,605	$95,846,076	$(119,980,458)	$(24,134,382)
Stock Index Fund	$12,542,623	$1,851,784	$14,394,407	$(15,258,461)	$(864,054)
Value Fund	$107,132,893	$60,649,881	$167,782,774	$(134,618,047)	$33,164,727
Growth Fund	$26,373,556	$6,988,017	$33,361,573	$(14,830,784)	$18,530,789
Small-Company Stock Fund	$466,931,287	$57,105,184	$524,036,471	$(246,745,480)	$277,290,991
International Equity Fund	$35,006,268	$3,678,962	$38,685,230	$(179,778,462)	$(141,093,232)
In Shares
Daily Income Fund	107,792,234	14,378	107,806,612	(111,417,260)	(3,610,648)
Short-Term Government Securities Fund	1,925,137	118,821	2,043,958	(2,703,426)	(659,468)
Short-Term Bond Fund	16,908,136	1,454,167	18,362,303	(22,999,293)	(4,636,990)
Stock Index Fund	815,097	121,828	936,925	(989,750)	(52,825)
Value Fund	2,128,643	1,284,971	3,413,614	(2,674,308)	739,306
Growth Fund	3,210,348	870,579	4,080,927	(1,814,442)	2,266,485
Small-Company Stock Fund	11,924,263	1,610,866	13,535,129	(6,346,853)	7,188,276
International Equity Fund	4,793,373	571,267	5,364,640	(26,104,346)	(20,739,706)

7. Subsequent Events

Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in these financial statements.

70	Notes to Financial Statements

Directors and Officers

James F. Perna, Director and Chairman of the Board

Stephen J. Kaszynski, Director, President and Chief Executive Officer

Douglas W. Johnson, Director and Chairman of the Audit Committee

Kenneth R. Meyer, Director and Chairman of the Compensation Committee

Anthony M. Marinello, Director

Sheldon C. Petersen, Director

Mark Rose, Director

Peter J. Tonetti, Director

Anthony C. Williams, Director

Cynthia L. Dove, Vice President and Chief Operations Officer

Amy M. DiMauro, Treasurer

Danielle C. Sieverling, Chief Compliance Officer

Kelly B. Whetstone, Secretary

Directors and Officers	71

Portfolio of Investments

S&P 500 Index Master Portfolio  |  June 30, 2016   |  (Unaudited)

Common Stocks | 96.5% of net assets

Aerospace & Defense | 2.5%	Shares	Value
Boeing Co.	260,831	$33,874,122
General Dynamics Corp.	124,631	17,353,620
Honeywell International, Inc.	330,169	38,405,258
L-3 Communications Holdings, Inc.	33,067	4,850,598
Lockheed Martin Corp.	114,162	28,331,584
Northrop Grumman Corp.	77,885	17,312,278
Raytheon Co.	129,107	17,552,097
Rockwell Collins, Inc.	55,318	4,709,775
Textron, Inc.	113,524	4,150,437
TransDigm Group, Inc. (a)	23,260	6,133,429
United Technologies Corp.	339,408	34,806,290
Total Aerospace & Defense		207,479,488

Air Freight & Logistics | 0.7%
C.H. Robinson Worldwide, Inc.	63,418	4,708,786
Expeditors International of Washington, Inc.	81,417	3,992,690
FedEx Corp.	108,784	16,511,236
United Parcel Service, Inc., Class B	299,291	32,239,626
Total Air Freight & Logistics		57,452,338

Airlines | 0.5%
Alaska Air Group, Inc.	52,230	3,044,487
American Airlines Group, Inc.	253,016	7,162,883
Delta Air Lines, Inc.	337,528	12,296,145
Southwest Airlines Co.	276,482	10,840,859
United Continental Holdings, Inc. (a)	144,556	5,932,578
Total Airlines		39,276,952

Auto Components | 0.3%
BorgWarner, Inc.	91,532	2,702,025
Delphi Automotive PLC	117,579	7,360,445
Goodyear Tire & Rubber Co.	111,795	2,868,660
Johnson Controls, Inc.	282,515	12,504,114
Total Auto Components		25,435,244

Automobiles | 0.5%
Ford Motor Co.	1,696,825	21,329,090
General Motors Co.	612,020	17,320,166
Harley-Davidson, Inc.	77,041	3,489,958
Total Automobiles		42,139,214

Banks | 5.0%
Bank of America Corp.	4,456,855	59,142,466
BB&T Corp.	359,061	12,786,162
Citigroup, Inc.	1,278,533	54,197,014
Citizens Financial Group, Inc.	234,834	4,691,983
Comerica, Inc.	73,212	3,011,210
Fifth Third Bancorp	346,052	6,087,055
Huntington Bancshares, Inc.	333,456	2,981,097
JPMorgan Chase & Co.	1,587,938	98,674,467
KeyCorp	380,587	4,205,486
M&T Bank Corp.	69,277	8,190,620
PNC Financial Services Group, Inc. (b)	216,412	17,613,773

Banks | 5.0% (Continued)	Shares	Value
Regions Financial Corp.	545,458	$4,641,848
SunTrust Banks, Inc.	221,039	9,080,282
US Bancorp	705,340	28,446,362
Wells Fargo & Co.	2,006,995	94,991,073
Zions Bancorporation	85,616	2,151,530
Total Banks		410,892,428

Beverages | 2.3%
Brown-Forman Corp., Class B	44,626	4,451,890
Coca-Cola Co.	1,690,306	76,621,571
Constellation Brands, Inc., Class A	76,069	12,581,812
Dr Pepper Snapple Group, Inc.	81,690	7,893,705
Molson Coors Brewing Co., Class B	80,024	8,092,827
Monster Beverage Corp. (a)	61,007	9,804,435
PepsiCo, Inc.	626,637	66,385,924
Total Beverages		185,832,164

Biotechnology | 2.8%
AbbVie, Inc.	703,897	43,578,263
Alexion Pharmaceuticals, Inc. (a)	97,636	11,399,979
Amgen, Inc.	326,871	49,733,423
Biogen, Inc. (a)	94,687	22,897,210
Celgene Corp. (a)	335,821	33,122,025
Gilead Sciences, Inc.	579,245	48,320,618
Regeneron Pharmaceuticals, Inc. (a)	33,821	11,811,308
Vertex Pharmaceuticals, Inc. (a)	107,043	9,207,839
Total Biotechnology		230,070,665

Building Products | 0.1%
Allegion PLC	40,558	2,815,942
Fortune Brands Home & Security, Inc.	66,648	3,863,584
Masco Corp.	148,020	4,579,739
Total Building Products		11,259,265

Capital Markets | 1.7%
Affiliated Managers Group, Inc. (a)(c)	22,605	3,182,106
Ameriprise Financial, Inc.	74,117	6,659,412
Bank of New York Mellon Corp.	466,492	18,123,214
BlackRock, Inc. (b)	54,501	18,668,228
Charles Schwab Corp.	521,683	13,203,797
E*Trade Financial Corp. (a)	118,354	2,780,136
Franklin Resources, Inc.	157,299	5,249,068
Goldman Sachs Group, Inc.	168,749	25,072,726
Invesco Ltd.	185,002	4,724,951
Legg Mason, Inc.	45,092	1,329,763
Morgan Stanley	654,766	17,010,821
Northern Trust Corp.	94,512	6,262,365
State Street Corp.	174,233	9,394,643
T. Rowe Price Group, Inc.	108,036	7,883,387
Total Capital Markets		139,544,617

Chemicals | 2.0%
Air Products & Chemicals, Inc.	84,222	11,962,893
Albemarle Corp.	48,786	3,869,218
CF Industries Holdings, Inc.	97,770	2,356,257
Dow Chemical Co.	489,255	24,320,866

72	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2016  |  (Unaudited) (Continued)

Common Stocks | 96.5% of net assets (Continued)

Chemicals | 2.0% (Continued)	Shares	Value
E.I. du Pont de Nemours & Co.	378,159	$24,504,703
Eastman Chemical Co.	65,885	4,473,591
Ecolab, Inc.	115,342	13,679,561
FMC Corp.	55,954	2,591,230
International Flavors & Fragrances, Inc.	35,400	4,462,878
LyondellBasell Industries NV, Class A	147,303	10,962,289
Monsanto Co.	188,821	19,525,980
Mosaic Co.	147,578	3,863,592
PPG Industries, Inc.	115,756	12,055,987
Praxair, Inc.	123,438	13,873,197
Sherwin-Williams Co.	33,989	9,981,550
Total Chemicals		162,483,792

Commercial Services & Supplies | 0.5%
Cintas Corp.	36,761	3,607,357
Iron Mountain, Inc.	100,912	4,019,325
Pitney Bowes, Inc.	80,513	1,433,131
Republic Services, Inc.	100,844	5,174,306
Stericycle, Inc. (a)(c)	38,065	3,963,328
Tyco International PLC	185,819	7,915,889
Waste Management, Inc.	178,896	11,855,438
Total Commercial Services & Supplies		37,968,774

Communications Equipment | 1.4%
Cisco Systems, Inc.	2,186,687	62,736,050
F5 Networks, Inc. (a)	28,784	3,276,770
Harris Corp.	55,273	4,611,979
Juniper Networks, Inc.	159,219	3,580,835
Motorola Solutions, Inc.	70,713	4,664,937
QUALCOMM, Inc.	639,759	34,271,890
Total Communications Equipment		113,142,461

Construction & Engineering | 0.1%
Fluor Corp.	58,157	2,865,977
Jacobs Engineering Group, Inc. (a)	51,300	2,555,253
Quanta Services, Inc. (a)	66,892	1,546,543
Total Construction & Engineering		6,967,773

Construction Materials | 0.1%
Martin Marietta Materials, Inc.	27,171	5,216,832
Vulcan Materials Co.	58,470	7,037,449
Total Construction Materials		12,254,281

Consumer Finance | 0.7%
American Express Co.	351,375	21,349,545
Capital One Financial Corp.	225,325	14,310,391
Discover Financial Services	180,199	9,656,864
Navient Corp.	143,530	1,715,184
Synchrony Financial (a)	362,407	9,161,649
Total Consumer Finance		56,193,633

Containers & Packaging | 0.2%
Avery Dennison Corp.	37,440	2,798,640
Ball Corp.	75,609	5,465,774

Containers & Packaging | 0.2% (Continued)	Shares	Value
Owens-Illinois, Inc. (a)	64,902	$1,168,885
Sealed Air Corp.	87,371	4,016,445
WestRock Co.	114,847	4,464,103
Total Containers & Packaging		17,913,847

Distributors | 0.1%
Genuine Parts Co.	65,811	6,663,364
LKQ Corp. (a)	132,474	4,199,426
Total Distributors		10,862,790

Diversified Consumer Services | 0.0%
H&R Block, Inc.	99,463	2,287,649
Total Diversified Consumer Services		2,287,649

Diversified Financial Services | 2.1%
Berkshire Hathaway, Inc., Class B (a)(c)	813,098	117,728,459
CME Group, Inc.	146,191	14,239,003
Intercontinental Exchange, Inc.	51,388	13,153,273
Leucadia National Corp.	139,518	2,417,847
Moody’s Corp.	74,223	6,955,437
NASDAQ, Inc.	48,143	3,113,408
S&P Global, Inc.	115,048	12,340,049
Total Diversified Financial Services		169,947,476

Diversified Telecommunication Services | 2.8%
AT&T, Inc.	2,673,980	115,542,676
CenturyLink, Inc.	238,854	6,929,155
Frontier Communications Corp.	493,180	2,436,309
Level 3 Communications, Inc. (a)	126,806	6,529,241
Verizon Communications, Inc.	1,771,025	98,894,036
Total Diversified Telecommunication Services		230,331,417

Electric Utilities | 1.9%
American Electric Power Co., Inc.	212,020	14,860,482
Duke Energy Corp.	300,146	25,749,525
Edison International	140,942	10,946,965
Entergy Corp.	78,840	6,413,634
Eversource Energy	138,329	8,285,907
Exelon Corp.	399,745	14,534,728
FirstEnergy Corp.	186,845	6,522,759
NextEra Energy, Inc.	200,596	26,157,718
Pinnacle West Capital Corp.	49,736	4,031,600
PPL Corp.	291,382	10,999,671
Southern Co.	403,209	21,624,099
Xcel Energy, Inc.	220,214	9,861,183
Total Electric Utilities		159,988,271

Electrical Equipment | 0.5%
Acuity Brands, Inc.	19,531	4,842,907
AMETEK, Inc.	99,649	4,606,773
Eaton Corp. PLC	199,331	11,906,041

The accompanying notes are an integral part of these financial statements.	Appendix	73

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2016  |  (Unaudited) (Continued)

Common Stocks | 96.5% of net assets (Continued)

Electrical Equipment | 0.5% (Continued)	Shares	Value
Emerson Electric Co.	279,345	$14,570,635
Rockwell Automation, Inc.	57,685	6,623,392
Total Electrical Equipment		42,549,748

Electronic Equipment, Instruments & Components | 0.3%
Amphenol Corp., Class A	134,393	7,704,751
Corning, Inc.	471,125	9,648,640
FLIR Systems, Inc.	57,588	1,782,348
TE Connectivity Ltd.	156,317	8,927,264
Total Electronic Equipment, Instruments & Components		28,063,003

Energy Equipment & Services | 1.1%
Baker Hughes, Inc.	190,848	8,612,970
Diamond Offshore Drilling, Inc.	26,988	656,618
FMC Technologies, Inc. (a)	94,993	2,533,463
Halliburton Co.	372,667	16,878,089
Helmerich & Payne, Inc.	45,561	3,058,510
National Oilwell Varco, Inc.	166,544	5,604,206
Schlumberger Ltd.	605,951	47,918,605
Transocean Ltd. (c)	143,288	1,703,694
Total Energy Equipment & Services		86,966,155

Food & Staples Retailing | 2.3%
Costco Wholesale Corp.	190,919	29,981,920
CVS Health Corp.	466,986	44,709,240
Kroger Co.	415,043	15,269,432
Sysco Corp.	226,827	11,509,202
Wal-Mart Stores, Inc.	663,374	48,439,569
Walgreens Boots Alliance, Inc.	374,508	31,185,281
Whole Foods Market, Inc.	136,589	4,373,580
Total Food & Staples Retailing		185,468,224

Food Products | 1.8%
Archer-Daniels-Midland Co.	252,729	10,839,547
Campbell Soup Co.	79,986	5,321,468
ConAgra Foods, Inc.	188,496	9,011,994
General Mills, Inc.	259,902	18,536,211
Hershey Co.	60,606	6,878,175
Hormel Foods Corp.	120,420	4,407,372
J.M. Smucker Co.	52,174	7,951,839
Kellogg Co.	109,575	8,946,799
Kraft Heinz Co.	256,577	22,701,933
McCormick & Co., Inc.	51,416	5,484,545
Mead Johnson Nutrition Co.	81,355	7,382,966
Mondelez International, Inc., Class A	672,513	30,606,067
Tyson Foods, Inc., Class A	131,369	8,774,135
Total Food Products		146,843,051

Gas Utilities | 0.0%
AGL Resources, Inc.	50,500	3,331,485
Total Gas Utilities		3,331,485

Health Care Equipment & Supplies | 2.4%	Shares	Value
Abbott Laboratories	638,239	$25,089,175
Baxter International, Inc.	241,306	10,911,857
Becton Dickinson & Co.	91,496	15,516,807
Boston Scientific Corp. (a)	584,452	13,658,643
C.R. Bard, Inc.	32,239	7,581,323
DENTSPLY SIRONA, Inc.	102,070	6,332,423
Edwards Lifesciences Corp. (a)	92,992	9,274,092
Hologic, Inc. (a)	103,297	3,574,076
Intuitive Surgical, Inc. (a)	16,531	10,933,769
Medtronic PLC	611,150	53,029,486
St. Jude Medical, Inc.	123,452	9,629,256
Stryker Corp.	137,366	16,460,568
Varian Medical Systems, Inc. (a)(c)	40,086	3,296,272
Zimmer Biomet Holdings, Inc.	86,572	10,421,537
Total Health Care Equipment & Supplies		195,709,284

Health Care Providers & Services | 2.7%
Aetna, Inc.	150,956	18,436,256
AmerisourceBergen Corp.	78,404	6,219,005
Anthem, Inc.	114,770	15,073,892
Cardinal Health, Inc.	142,750	11,135,927
Centene Corp. (a)	74,899	5,345,542
Cigna Corp.	112,246	14,366,365
DaVita HealthCare Partners, Inc. (a)	69,978	5,410,699
Express Scripts Holding Co. (a)	275,017	20,846,289
HCA Holdings, Inc. (a)	132,189	10,179,875
Henry Schein, Inc. (a)	36,065	6,376,292
Humana, Inc.	64,077	11,526,171
Laboratory Corp. of America Holdings (a)	44,956	5,856,418
McKesson Corp.	97,725	18,240,371
Patterson Cos., Inc.	34,966	1,674,522
Quest Diagnostics, Inc.	60,479	4,923,595
UnitedHealth Group, Inc.	412,454	58,238,505
Universal Health Services, Inc., Class B	38,199	5,122,486
Total Health Care Providers & Services		218,972,210

Health Care Technology | 0.1%
Cerner Corp. (a)	132,332	7,754,655
Total Health Care Technology		7,754,655

Hotels, Restaurants & Leisure | 1.7%
Carnival Corp.	189,580	8,379,436
Chipotle Mexican Grill, Inc. (a)(c)	12,619	5,082,429
Darden Restaurants, Inc.	48,416	3,066,669
Marriott International, Inc., Class A (c)	81,148	5,393,096
McDonald’s Corp.	381,183	45,871,562
Royal Caribbean Cruises Ltd.	71,467	4,799,009
Starbucks Corp.	635,560	36,303,187
Starwood Hotels & Resorts Worldwide, Inc.	75,023	5,547,951
Wyndham Worldwide Corp.	47,101	3,355,004
Wynn Resorts Ltd.	34,173	3,097,441
Yum! Brands, Inc.	177,865	14,748,566
Total Hotels, Restaurants & Leisure		135,644,350

74	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2016  |  (Unaudited) (Continued)

Common Stocks | 96.5% of net assets (Continued)

Household Durables | 0.5%	Shares	Value
D.R. Horton, Inc.	146,006	$4,596,269
Garmin Ltd.	49,244	2,088,930
Harman International Industries, Inc.	29,783	2,139,015
Leggett & Platt, Inc.	56,808	2,903,457
Lennar Corp., Class A	81,487	3,756,551
Mohawk Industries, Inc. (a)	28,184	5,348,196
Newell Brands, Inc.	199,008	9,665,818
PulteGroup, Inc.	134,343	2,618,345
Whirlpool Corp.	34,137	5,688,590
Total Household Durables		38,805,171

Household Products | 2.0%
Church & Dwight Co., Inc.	54,903	5,648,970
Clorox Co.	56,529	7,823,048
Colgate-Palmolive Co.	389,484	28,510,229
Kimberly-Clark Corp.	155,883	21,430,795
Procter & Gamble Co.	1,155,085	97,801,047
Total Household Products		161,214,089

Independent Power & Renewable Electricity Producers | 0.1%
AES Corp.	276,192	3,446,876
NRG Energy, Inc.	131,827	1,976,087
Total Independent Power & Renewable Electricity Producers		5,422,963

Industrial Conglomerates | 2.5%
3M Co.	263,097	46,073,547
Danaher Corp.	260,569	26,317,469
General Electric Co.	3,997,893	125,853,671
Roper Technologies, Inc.	43,980	7,501,229
Total Industrial Conglomerates		205,745,916

Insurance | 2.6%
Aflac, Inc.	182,866	13,195,610
Allstate Corp.	164,588	11,512,931
American International Group, Inc.	488,899	25,857,868
Aon PLC	114,370	12,492,635
Arthur J Gallagher & Co.	76,592	3,645,779
Assurant, Inc.	27,119	2,340,641
Chubb Ltd.	201,177	26,295,846
Cincinnati Financial Corp.	65,508	4,905,894
Hartford Financial Services Group, Inc.	173,511	7,700,418
Lincoln National Corp.	102,152	3,960,433
Loews Corp.	118,629	4,874,466
Marsh & McLennan Cos., Inc.	225,093	15,409,867
MetLife, Inc.	478,180	19,045,909
Principal Financial Group, Inc.	114,684	4,714,659
Progressive Corp.	254,006	8,509,201
Prudential Financial, Inc.	190,590	13,596,691
Torchmark Corp.	47,213	2,918,708
Travelers Cos., Inc.	127,927	15,228,430
Unum Group	99,996	3,178,873
Willis Towers Watson PLC	60,298	7,495,644
XL Group PLC	122,158	4,069,083
Total Insurance		210,949,586

Internet & Catalog Retail | 2.1%	Shares	Value
Amazon.com, Inc. (a)	168,168	$120,344,384
Expedia, Inc.	49,913	5,305,752
Netflix, Inc. (a)	185,455	16,965,423
Priceline Group, Inc. (a)	21,487	26,824,586
TripAdvisor, Inc. (a)	47,893	3,079,520
Total Internet & Catalog Retail		172,519,665

Internet Software & Services | 4.0%
Akamai Technologies, Inc. (a)(c)	73,995	4,138,540
Alphabet, Inc., Class A (a)	127,730	89,861,887
Alphabet, Inc., Class C (a)	128,272	88,777,051
eBay, Inc. (a)	460,472	10,779,650
Facebook, Inc., Class A (a)	1,004,833	114,832,315
VeriSign, Inc. (a)(c)	40,329	3,486,845
Yahoo!, Inc. (a)	377,932	14,195,126
Total Internet Software & Services		326,071,414

IT Services | 3.5%
Accenture PLC, Class A	271,416	30,748,719
Alliance Data Systems Corp. (a)(c)	25,038	4,905,445
Automatic Data Processing, Inc.	197,259	18,122,184
Cognizant Technology Solutions Corp., Class A (a)(c)	264,008	15,111,818
CSRA, Inc.	58,004	1,359,034
Fidelity National Information Services, Inc.	119,871	8,832,095
Fiserv, Inc. (a)	96,303	10,471,025
Global Payments, Inc.	68,525	4,891,315
International Business Machines Corp.	384,063	58,293,082
Mastercard, Inc., Class A	421,006	37,073,788
Paychex, Inc.	140,347	8,350,646
PayPal Holdings, Inc. (a)	481,651	17,585,078
Teradata Corp. (a)(c)	55,832	1,399,708
Total System Services, Inc.	75,487	4,009,115
Visa, Inc., Class A	825,364	61,217,248
Western Union Co.	210,122	4,030,140
Xerox Corp.	424,524	4,028,733
Total IT Services		290,429,173

Leisure Products | 0.1%
Hasbro, Inc.	49,946	4,194,965
Mattel, Inc.	150,381	4,705,421
Total Leisure Products		8,900,386

Life Sciences Tools & Services | 0.6%
Agilent Technologies, Inc.	143,997	6,387,707
Illumina, Inc. (a)	63,857	8,964,246
PerkinElmer, Inc.	45,963	2,409,380
Thermo Fisher Scientific, Inc.	171,159	25,290,454
Waters Corp. (a)	34,410	4,839,766
Total Life Sciences Tools & Services		47,891,553

Machinery | 1.2%
Caterpillar, Inc.	253,215	19,196,229
Cummins, Inc.	68,895	7,746,554

The accompanying notes are an integral part of these financial statements.	Appendix	75

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2016  |  (Unaudited) (Continued)

Common Stocks | 96.5% of net assets (Continued)

Machinery | 1.2% (Continued)	Shares	Value
Deere & Co.	130,353	$10,563,807
Dover Corp.	65,841	4,564,098
Flowserve Corp.	54,453	2,459,642
Illinois Tool Works, Inc.	141,570	14,745,931
Ingersoll-Rand PLC	112,799	7,183,041
PACCAR, Inc.	153,639	7,969,255
Parker Hannifin Corp.	59,483	6,427,138
Pentair PLC	77,332	4,507,682
Snap-on, Inc.	25,949	4,095,271
Stanley Black & Decker, Inc.	66,301	7,373,997
Xylem, Inc.	75,027	3,349,956
Total Machinery		100,182,601

Media | 2.6%
CBS Corp., Class B	184,204	10,028,066
Comcast Corp., Class A	1,052,573	68,617,234
Discovery Communications, Inc., Class A (a)	72,458	1,828,115
Discovery Communications, Inc., Class C (a)(c)	100,331	2,392,894
Interpublic Group of Cos., Inc.	178,943	4,133,583
News Corp., Class A	159,077	1,805,524
News Corp., Class B	45,530	531,335
Omnicom Group, Inc.	104,105	8,483,517
Scripps Networks Interactive, Inc., Class A	40,063	2,494,723
TEGNA, Inc.	91,984	2,131,269
Time Warner, Inc.	342,167	25,162,961
Twenty-First Century Fox, Inc., Class A	468,647	12,676,901
Twenty-First Century Fox, Inc., Class B	191,654	5,222,572
Viacom, Inc., Class B	152,665	6,331,018
Walt Disney Co.	649,576	63,541,524
Total Media		215,381,236

Metals & Mining | 0.3%
Alcoa, Inc.	582,726	5,401,870
Freeport-McMoRan, Inc.	545,608	6,078,073
Newmont Mining Corp.	229,980	8,996,817
Nucor Corp.	139,587	6,896,994
Total Metals & Mining		27,373,754

Multi-Utilities | 1.4%
Alliant Energy Corp.	98,725	3,919,383
Ameren Corp.	108,015	5,787,444
CenterPoint Energy, Inc.	190,968	4,583,232
CMS Energy Corp.	123,444	5,661,142
Consolidated Edison, Inc.	130,351	10,485,434
Dominion Resources, Inc.	265,059	20,656,048
DTE Energy Co.	78,553	7,786,173
NiSource, Inc.	144,152	3,822,911
PG&E Corp.	217,248	13,886,492
Public Service Enterprise Group, Inc.	219,351	10,223,950
SCANA Corp.	63,291	4,788,597
Sempra Energy	101,919	11,620,804
TECO Energy, Inc.	99,223	2,742,524
WEC Energy Group, Inc.	137,377	8,970,718
Total Multi-Utilities		114,934,852

Multiline Retail | 0.6%	Shares	Value
Dollar General Corp.	123,234	$11,583,996
Dollar Tree, Inc. (a)	102,301	9,640,846
Kohl’s Corp.	79,467	3,013,389
Macy’s, Inc.	137,891	4,634,516
Nordstrom, Inc. (c)	53,112	2,020,912
Target Corp.	256,647	17,919,094
Total Multiline Retail		48,812,753

Oil, Gas & Consumable Fuels | 6.1%
Anadarko Petroleum Corp.	220,983	11,767,345
Apache Corp.	164,198	9,140,903
Cabot Oil & Gas Corp.	202,224	5,205,246
Chesapeake Energy Corp. (a)	275,170	1,177,728
Chevron Corp.	819,647	85,923,595
Cimarex Energy Co.	42,276	5,044,372
Columbia Pipeline Group, Inc.	177,175	4,516,191
Concho Resources, Inc. (a)(c)	56,592	6,749,728
ConocoPhillips	541,389	23,604,560
Devon Energy Corp.	231,642	8,397,023
EOG Resources, Inc.	237,622	19,822,427
EQT Corp.	73,874	5,720,064
Exxon Mobil Corp.	1,801,838	168,904,294
Hess Corp.	116,075	6,976,108
Kinder Morgan, Inc.	794,236	14,868,098
Marathon Oil Corp.	376,534	5,651,775
Marathon Petroleum Corp.	230,746	8,759,118
Murphy Oil Corp.	67,700	2,149,475
Newfield Exploration Co. (a)	83,117	3,672,109
Noble Energy, Inc.	187,876	6,739,112
Occidental Petroleum Corp.	330,427	24,967,064
ONEOK, Inc.	88,681	4,207,913
Phillips 66	203,499	16,145,611
Pioneer Natural Resources Co.	70,605	10,676,182
Range Resources Corp.	70,996	3,062,767
Southwestern Energy Co. (a)	163,130	2,052,175
Spectra Energy Corp.	300,077	10,991,821
Tesoro Corp.	53,383	3,999,454
Valero Energy Corp.	204,516	10,430,316
Williams Cos., Inc.	299,934	6,487,572
Total Oil, Gas & Consumable Fuels		497,810,146

Paper & Forest Products | 0.1%
International Paper Co.	181,312	7,684,003
Total Paper & Forest Products		7,684,003

Personal Products | 0.1%
Estee Lauder Cos., Inc., Class A	96,272	8,762,677
Total Personal Products		8,762,677

Pharmaceuticals | 5.6%
Allergan PLC (a)	172,027	39,753,720
Bristol-Myers Squibb Co.	725,311	53,346,624
Eli Lilly & Co.	423,723	33,368,186
Endo International PLC (a)	85,582	1,334,223
Johnson & Johnson	1,194,896	144,940,885

76	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2016  |  (Unaudited) (Continued)

Common Stocks | 96.5% of net assets (Continued)

Pharmaceuticals | 5.6% (Continued)	Shares	Value
Mallinckrodt PLC (a)(c)	46,853	$2,847,725
Merck & Co., Inc.	1,204,828	69,410,141
Mylan NV (a)	187,008	8,086,226
Perrigo Co. PLC	62,302	5,648,922
Pfizer, Inc.	2,633,724	92,733,422
Zoetis, Inc.	198,575	9,424,370
Total Pharmaceuticals		460,894,444

Professional Services | 0.3%
Dun & Bradstreet Corp.	15,161	1,847,216
Equifax, Inc.	52,140	6,694,776
Nielsen Holdings PLC	157,469	8,183,664
Robert Half International, Inc.	54,908	2,095,290
Verisk Analytics, Inc. (a)	68,626	5,564,196
Total Professional Services		24,385,142

Real Estate Investment Trusts (REITs) | 3.0%
American Tower Corp.	182,671	20,753,252
Apartment Investment & Management Co., Class A	66,034	2,916,061
AvalonBay Communities, Inc.	59,136	10,667,543
Boston Properties, Inc.	66,673	8,794,169
Crown Castle International Corp.	146,460	14,855,438
Digital Realty Trust, Inc. (c)	61,427	6,694,929
Equinix, Inc.	30,419	11,794,359
Equity Residential	157,786	10,868,300
Essex Property Trust, Inc. (c)	28,738	6,554,850
Extra Space Storage, Inc.	55,621	5,147,167
Federal Realty Investment Trust	31,136	5,154,565
General Growth Properties, Inc.	255,375	7,615,282
HCP, Inc. (c)	204,549	7,236,944
Host Hotels & Resorts, Inc.	318,981	5,170,682
Kimco Realty Corp.	184,112	5,777,435
Macerich Co.	56,127	4,792,685
Prologis, Inc.	227,879	11,175,186
Public Storage	64,419	16,464,852
Realty Income Corp. (c)	113,565	7,876,868
Simon Property Group, Inc.	134,623	29,199,729
SL Green Realty Corp.	44,893	4,779,758
UDR, Inc.	111,833	4,128,874
Ventas, Inc.	146,018	10,633,031
Vornado Realty Trust	77,442	7,753,493
Welltower, Inc.	154,173	11,743,357
Weyerhaeuser Co.	327,304	9,743,840
Total Real Estate Investment Trusts (REITs)		248,292,649

Real Estate Management & Development | 0.0%
CBRE Group, Inc., Class A (a)	132,999	3,521,814
Total Real Estate Management & Development		3,521,814

Road & Rail | 0.8%
CSX Corp.	411,764	10,738,805
JB Hunt Transport Services, Inc.	37,298	3,018,527

Road & Rail | 0.8% (Continued)	Shares	Value
Kansas City Southern	48,241	$4,346,032
Norfolk Southern Corp.	129,691	11,040,595
Ryder System, Inc.	22,631	1,383,659
Union Pacific Corp.	366,920	32,013,770
Total Road & Rail		62,541,388

Semiconductors & Semiconductor Equipment | 2.3%
Analog Devices, Inc.	135,222	7,658,974
Applied Materials, Inc.	475,028	11,386,421
Broadcom Ltd.	161,789	25,142,011
First Solar, Inc. (a)	31,273	1,516,115
Intel Corp.	2,051,163	67,278,146
KLA-Tencor Corp.	69,600	5,098,200
Lam Research Corp.	70,625	5,936,738
Linear Technology Corp.	101,724	4,733,218
Microchip Technology, Inc.	91,784	4,658,956
Micron Technology, Inc. (a)	461,329	6,347,887
NVIDIA Corp.	221,394	10,407,732
Qorvo, Inc. (a)(c)	54,422	3,007,360
Skyworks Solutions, Inc.	81,212	5,139,095
Texas Instruments, Inc.	437,223	27,392,021
Xilinx, Inc.	108,556	5,007,688
Total Semiconductors & Semiconductor Equipment		190,710,562

Software | 4.0%
Activision Blizzard, Inc.	220,196	8,726,367
Adobe Systems, Inc. (a)	217,717	20,855,111
Autodesk, Inc. (a)	99,507	5,387,309
CA, Inc.	132,208	4,340,389
Citrix Systems, Inc. (a)	68,111	5,455,010
Electronic Arts, Inc. (a)	130,503	9,886,907
Intuit, Inc.	110,839	12,370,741
Microsoft Corp.	3,414,759	174,733,218
Oracle Corp.	1,353,950	55,417,174
Red Hat, Inc. (a)	77,359	5,616,263
salesforce.com, Inc. (a)	277,407	22,028,890
Symantec Corp.	273,048	5,608,406
Total Software		330,425,785

Specialty Retail | 2.5%
Advance Auto Parts, Inc.	32,335	5,226,306
AutoNation, Inc. (a)(c)	29,995	1,409,165
AutoZone, Inc. (a)	13,140	10,431,058
Bed Bath & Beyond, Inc.	68,485	2,959,922
Best Buy Co., Inc.	125,887	3,852,142
CarMax, Inc. (a)(c)	81,941	4,017,567
Foot Locker, Inc.	57,444	3,151,378
Gap, Inc.	94,735	2,010,277
Home Depot, Inc.	539,830	68,930,893
L Brands, Inc.	108,780	7,302,401
Lowe’s Cos., Inc.	384,869	30,470,079
O’Reilly Automotive, Inc. (a)(c)	42,204	11,441,504
Ross Stores, Inc.	178,346	10,110,435
Signet Jewelers Ltd.	33,296	2,743,923
Staples, Inc.	272,009	2,344,718

The accompanying notes are an integral part of these financial statements.	Appendix	77

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2016  |  (Unaudited) (Continued)

Common Stocks | 96.5% of net assets (Continued)

Specialty Retail | 2.5% (Continued)	Shares	Value
Tiffany & Co.	46,739	$2,834,253
TJX Cos., Inc.	287,581	22,209,881
Tractor Supply Co.	59,262	5,403,509
Ulta Salon Cosmetics & Fragrance, Inc. (a)	27,043	6,588,756
Urban Outfitters, Inc. (a)	35,003	962,582
Total Specialty Retail		204,400,749

Technology Hardware, Storage & Peripherals | 3.5%
Apple, Inc.	2,380,992	227,622,835
EMC Corp.	844,012	22,931,806
Hewlett Packard Enterprise Co.	724,750	13,241,183
HP, Inc.	737,309	9,253,228
NetApp, Inc.	121,307	2,982,939
Seagate Technology PLC	124,095	3,022,954
Western Digital Corp.	124,929	5,904,145
Total Technology Hardware, Storage & Peripherals		284,959,090

Textiles, Apparel & Luxury Goods | 0.8%
Coach, Inc.	123,415	5,027,927
Hanesbrands, Inc.	163,970	4,120,566
Michael Kors Holdings Ltd. (a)	75,118	3,716,839
NIKE, Inc., Class B	579,246	31,974,379
PVH Corp.	34,306	3,232,654
Ralph Lauren Corp. (c)	24,337	2,181,082
Under Armour, Inc., Class A (a)(c)	84,309	3,383,320
Under Armour, Inc., Class C (a)(c)	76,587	2,787,759
VF Corp.	146,304	8,996,233
Total Textiles, Apparel & Luxury Goods		65,420,759

Thrifts & Mortgage Finance | 0.0%
People’s United Financial, Inc.	129,963	1,905,258
Total Thrifts & Mortgage Finance		1,905,258

Tobacco | 1.8%
Altria Group, Inc.	850,139	58,625,585
Philip Morris International, Inc.	673,678	68,526,526
Reynolds American, Inc.	357,965	19,305,053
Total Tobacco		146,457,164

Trading Companies & Distributors | 0.2%	Shares	Value
Fastenal Co.	127,454	$5,657,683
United Rentals, Inc. (a)	38,084	2,555,436
W.W. Grainger, Inc.	25,110	5,706,248
Total Trading Companies & Distributors		13,919,367

Water Utilities | 0.1%
American Water Works Co., Inc.	78,640	6,645,866
Total Water Utilities		6,645,866
Total Long-Term Investments (Cost—$5,191,061,597)		7,914,398,679
Short-Term Securities | 4.3% of net assets
Money Market Funds
BlackRock Cash Funds:
Institutional, SL Agency Shares, 0.52% (b)(d)(e)	331,216,906	331,216,906
Prime, SL Agency Shares, 0.48% (b)(d)(e)	21,110,639	21,110,639
Total Short-Term Securities (Cost $352,327,545)		352,327,545

Total Investments (Cost $5,543,389,142) | 100.8%		8,266,726,224

Liabilities in Excess of Other Assets | (0.8%)		(68,813,983)

Net Assets | 100.0%		$8,197,912,241

78	Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2016  |  (Unaudited) (Continued)

(a)	Non-income producing security.
(b)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased	Shares Sold	Shares Held at June 30, 2016	Value at June 30, 2016	Income		Realized Loss
BlackRock, Inc.	48,211	6,290	—	54,501	$18,668,228	$242,639		—
BlackRock Cash Funds: Institutional, SL Agency Shares	374,887,021	—	(43,670,115)[1]	331,216,906	$331,216,906	$828,586	[2]	—
BlackRock Cash Funds: Prime, SL Agency Shares	26,986,879	—	(5,876,240)[1]	21,110,639	$21,110,639	$48,258	[2]	—
PNC Financial Services Group, Inc.	193,874	24,134	(1,596)	216,412	$17,613,773	$208,887		$(17,491)
Total					$388,609,546	$1,328,370		$(17,491)

[1]	Represents net shares sold.
[2]	Represents all or portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Security, or a portion of security, is on loan.
(d)	Current yield as of period end.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End—Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Appreciation
2,853	S&P 500 E-Mini Index	September 2016	$298,167,030	$706,197

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets—Derivative Financial Instruments	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts......Net unrealized appreciation[1]	—	—	$706,197	—	—	—	$706,197

[1]	Includes cumulative appreciation on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) From:
Futures contracts	—	—	$4,911,571	—	—	—	$4,911,571
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$2,726,041	—	—	—	$2,726,041
Average Quarterly Balances on Oustanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts—long							$259,967,090

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.	Appendix	79

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  June 30, 2016  |  (Unaudited) (Continued)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$7,914,398,679	—	—	$7,914,398,679
Short-Term Securities:
Money Market Funds	352,327,545	—	—	352,327,545

Total	$8,266,726,224	—	—	$8,266,726,224

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$706,197	—	—	$706,197

[1]	See above Schedule of Investments for values in each industry.
[2]	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$11,985,800	—	—	$11,985,800
Liabilities:
Collateral on securities loaned at value	—	$(73,016,450)	—	(73,016,450)

Total	$11,985,800	$(73,016,450)	$—	$(61,030,650)

During the six months ended June 30, 2016, there were no transfers between levels.

80	Appendix	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

S&P 500 Index Master Portfolio  |  June 30, 2016  |  (Unaudited)

Assets
Investments at value—unaffiliated (including securities loaned of $71,903,747) (cost—$5,165,009,481)	$7,878,116,678
Investments at value—affiliated (cost—$378,379,661)	388,609,546
Cash pledged for futures contracts	11,985,800
Receivables:
Dividends—unaffiliated	8,896,582
Contributions from the investors	9,512,134
Variation margin on futures contracts	3,344,171
Dividends—affiliated	99,916
Securities lending income—affiliated	19,694

Total Assets	8,300,584,521

Liabilities

Collateral on securities loaned at value	73,016,450
Payables:
Withdrawals to the investors	20,657,915
Investments purchased	8,714,257
Investment advisory fees	228,676
Officer’s and Trustees’ fees	31,759
Professional fees	23,223

Total Liabilities	102,672,280

Net Assets	$8,197,912,241
Net Assets Consist of:

Investors’ capital	$5,473,868,962
Net unrealized appreciation (depreciation)	2,724,043,279

Net Assets	$8,197,912,241

The accompanying notes are an integral part of these financial statements.	Appendix	81

Statement of Operations

S&P 500 Index Master Portfolio  |  Six Months Ended June 30, 2016  |  (Unaudited)

Investment Income
Dividends—unaffiliated	$80,657,823
Dividends—affiliated	1,161,461
Securities lending—affiliated—net	166,909
Foreign taxes withheld	(102,222)
Total Income	81,883,971

Expenses

Investment advisory	1,499,721
Officer and Trustees	101,742
Professional	25,176

Total Expenses	1,626,639

Less fees waived by the Manager	(225,381)

Total expenses after fees waived	1,401,258

Net investment income	80,482,713

Realized And Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments—unaffiliated	24,052,870
Investments—affiliated	(17,491)
Futures contracts	4,911,571

Net Realized Gain	28,946,950
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	203,876,582
Investments—affiliated	(2,637,321)
Futures contracts	2,726,041

Net Change In Unrealized Appreciation (Depreciation)	203,965,302

Net Realized And Unrealized Gain	232,912,252

Net Increase In Net Assets Resulting From Operations	$313,394,965

82	Appendix	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) In Net Assets

Operations

Net investment income	$80,482,713	$134,064,606
Net realized gain	28,946,950	110,235,734
Net change in unrealized appreciation (depreciation)	203,965,302	(168,377,143)

Net increase in net assets resulting from operations	313,394,965	75,923,197

Capital Transactions

Proceeds from contributions	1,873,519,757	3,573,168,628
Value of withdrawals	(1,198,859,791)	(2,187,812,801)

Net increase in net assets derived from capital transactions	674,659,966	1,385,355,827

Net Assets

Total increase in net assets	988,054,931	1,461,279,024
Beginning of period	7,209,857,310	5,748,578,286

End of period	$8,197,912,241	$7,209,857,310

The accompanying notes are an integral part of these financial statements.	Appendix	83

Financial Highlights

S&P 500 Index Master Portfolio

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
Total Return	3.81%[1]	1.35%	13.63%	32.33%	15.98%	2.13%

Ratios to Average Net Assets

Total expenses	0.04%[2]	0.05%	0.05%	0.05%	0.06%	0.06%

Total expenses after fees waived and/or paid indirectly	0.04%[2]	0.04%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.15%[2]	2.00%	1.98%	2.08%	2.22%	2.08%
Supplemental Data
Net assets, end of period (000)	$8,197,912	$7,209,857	$5,748,578	$5,271,130	$1,717,932	$2,108,316

Portfolio turnover rate	2%	2%	3%	2%	10%	5%

[1]	Aggregate total return.

[2]	Annualized.

84	Appendix	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

S&P 500 Index Master Portfolio  |  (Unaudited)

1. Organization

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified. MIP is organized as a Delaware statutory trust.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective October 2015, the custodian is imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on

Notes to Financial Statements	Appendix	85

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  |  (Unaudited) (Continued)

a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•	Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Master Portfolio’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

86	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  |  (Unaudited) (Continued)

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$16,052	$(16,052)	—
BNP Paribas S.A.	5,762,279	(5,762,279)	—
Citigroup Global Markets, Inc.	8,934,586	(8,934,586)	—
Credit Suisse Securities (USA) LLC	6,306,128	(6,306,128)	—
Goldman Sachs & Co.	9,724,488	(9,724,488)	—
JP Morgan Securities LLC	23,141,092	(23,141,092)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,770,219	(3,770,219)	—
State Street Bank & Trust Co.	9,310,866	(9,310,866)	—
UBS Securities LLC	4,938,037	(4,938,037)	—

Total	$71,903,747	$(71,903,747)	—

[1]	Collateral with a value of $73,016,450 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as equity risk. Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: The Master Portfolio invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in the value of equity securities (equity risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Notes to Financial Statements	Appendix	87

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  |  (Unaudited) (Continued)

Investment Advisory and Administration

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee, which is determined by calculating a percentage of the Master Portfolio’s average daily net assets based on the annual rate of 0.04%.

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administration service to the Master Portfolio, for so long as BAL is entitled to compensation for providing administration service to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Waivers

The Manager, with respect to the Master Portfolio, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investments in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amount waived was $98,463.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Manager or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04% (the “collateral investment fees”).

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, BTC may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to a securities lending agreement effective March 9, 2015, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. For the period January 1, 2015 through March 8, 2015, BTC could lend securities with respect to the Master Portfolio only when the difference between the borrower rebate rate and the risk free rate exceeded a certain level, and the Master Portfolio retained 80% (85% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income.

The share of securities lending income earned by the Master Portfolio is shown as securities lending—affiliated—net in the Statement of Operations. For the six months ended June 30, 2016, the Master Portfolio paid BTC $66,287 in total for securities lending agent services and collateral investment fees.

Officers and Trustees

The fees and expenses of the MIP trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount

88	Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  |  (Unaudited) (Continued)

equal to the independent expenses through April 30, 2017. For the six months ended June 30, 2016, the amount waived was $126,918.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

Other Transactions

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were follows:

Purchases	Sales	Net Realized Loss
$92,913,906	$14,620,806	$(11,198,690)

7. Purchases and Sales

For the six months ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $1,035,462,652 and $154,603,122, respectively.

8. Income Tax Information

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$5,210,999,476
Gross unrealized appreciation	$3,235,374,036
Gross unrealized depreciation	$(179,647,288)
Net unrealized appreciation	$3,055,726,748

9. Bank Borrowings

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Master Portfolio did not borrow under the credit agreement.

10. Principal Risks

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers of securities owned by the Master Portfolio. Changes arising from the general economy, the overall market and local, regional or global

Notes to Financial Statements	Appendix	89

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  |  (Unaudited) (Continued)

political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

90	Appendix	Notes to Financial Statements

Disclosure of Investment Advisory Agreement

S&P 500 Index Master Portfolio

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met in person on April 21, 2016 (the “April Meeting”) and May 18-20, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. BlackRock S&P 500 Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Master Fund’s and the Fund’s compliance with its respective compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the

Appendix	91

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio (Continued)

Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds as determined by Broadridge1, as well as the performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; and (g) sales and redemption data regarding the Portfolio’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund with respect to the Master Portfolio for a one-year term ending June 30, 2017. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board of the Master Fund considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and the Portfolio; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BlackRock and its affiliates as a result of its relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Master Portfolio, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Master Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance and the Master Portfolio’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the

92	Appendix

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio (Continued)

operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock:The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Portfolio’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Broadridge category and the performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the past five one-year periods reported, the Portfolio’s net performance was within the tolerance range of its benchmark for four of the five periods. BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Portfolio.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with the other funds in the Portfolio’s Broadridge category. The contractual advisory rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of other funds in the Portfolio’s Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Appendix	93

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio (Continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Portfolio and the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Master Portfolio and the Portfolio, to the Master Portfolio or the Portfolio, as pertinent. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the Portfolio’s total expense ratio ranked in the first and second quartiles, respectively, relative to the Portfolio’s Expense Peers. The Board noted that BlackRock proposed, and the Board agreed to, a contractual reduction of the Master Portfolio’s advisory fee. This advisory fee reduction was implemented on April 30, 2015. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio/Portfolio for the fees and expenses of the Independent Board Members, counsel to the Independent Board Members and the Master Portfolio’s/Portfolio’s independent registered public accounting firm.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to more fully participate in these economies of scale. The Board considered the Master Portfolio’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master Fund, with respect to the Master Portfolio, for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different

94	Appendix

Disclosure of Investment Advisory Agreement  |  S&P 500 Index Master Portfolio (Continued)

Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

Appendix	95

Officers and Trustees

S&P 500 Index Master Portfolio

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Dr. Matina S. Horner, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective February 5, 2016, Frank J. Fabozzi resigned as a Trustee of the Trust/MIP.

Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton were elected to serve as Trustees of the Trust/MIP.

96	Appendix

PRSRT STD

U.S. POSTAGE

PAID

LANCASTER, PA

PERMIT NO. 1793

homesteadfunds.com  |  800.258.3030  |  4301 Wilson Blvd.  |  Arlington, VA  |  22203

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Disclosure Controls and Procedures. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)	A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Stephen J. Kaszynski
Stephen J. Kaszynski President, Chief Executive Officer and Director

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen J. Kaszynski
Stephen J. Kaszynski President, Chief Executive Officer and Director

Date September 7, 2016

By:	/s/ Amy M. DiMauro
Amy M. DiMauro Treasurer

Date: September 7, 2016